UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/14

The following N-CSR relates only to the Registrant’s series listed below and does not affect Dreyfus Core Equity Fund and Dreyfus Floating Rate Income Fund, each a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for each series as appropriate.

Dreyfus Disciplined Stock Fund

Dreyfus Money Market Reserves

Dreyfus AMT-Free Municipal Reserves

Dreyfus Bond Market Index Fund

Dreyfus Tax Managed Growth Fund

Dreyfus BASIC S&P 500 Stock Index Fund

Dreyfus U.S. Treasury Reserves

Dreyfus Opportunistic Fixed Income Fund

Dreyfus Opportunistic Emerging Markets Debt Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Disciplined
Stock Fund

ANNUAL REPORT October 31, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Important Tax Information
26	Board Members Information
28	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Disciplined Stock Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite bouts of heightened volatility stemming mainly from economic and geopolitical concerns in overseas markets, U.S. stocks gained ground over the reporting period as the domestic economy continued to rebound. As a result, several broad measures of equity market performance established new record highs. Smaller and more economically sensitive stocks generally fared well over the reporting period’s first half, but larger, better established companies rallied more strongly over the second half.

We remain cautiously optimistic regarding the U.S. stock market’s prospects. We currently expect the economy to continue to accelerate as several longstanding drags—including tight fiscal policies and private sector deleveraging—fade from the scene. Of course, a number of risks remain, including the possibilities of higher interest rates and intensifying geopolitical turmoil. As always, we encourage you to discuss our observations with your financial adviser to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2013, through October 31, 2014, as provided by Sean P. Fitzgibbon and John Bailer, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus Disciplined Stock Fund produced a total return of 11.91%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 17.24% for the same period.2

Despite occasional bouts of volatility, positive U.S. economic growth and strong corporate earnings drove domestic stocks higher during the reporting period.While the fund participated in the market’s gains, relatively weak individual stock selections in several market sectors caused its returns to lag the benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in stocks, with a focus on large-cap companies.The fund invests in a diversified portfolio of growth and value stocks, with sector weightings and risk characteristics generally similar to those in the S&P 500 Index. We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. The result is a portfolio of carefully selected stocks, with overall performance determined by a large number of securities.

U.S. Economic Growth Propelled Markets Higher

Except for a weather-related contraction during the first quarter of 2014, the U.S. economy exhibited signs of steady expansion throughout the reporting period, even as growth appeared to slow in most of the rest of the world. A declining unemployment rate, restrained inflationary pressures, and strong corporate earnings bolstered investor confidence in U.S. equities, driving broad U.S. market indices to new heights and sending the S&P 500 Index well into record territory.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Health care stocks led the market higher, mainly due to striking gains in stocks of biotechnology firms developing new treatments for a wide range of conditions. Technology stocks followed closely behind, benefiting from increased enterprise spending by companies seeking to boost worker productivity through technological upgrades. High yielding utility stocks and real estate investment trusts (REITs) also outperformed the overall market as investors sought alternative sources of current income at a time when interest rates and bond yields remained near historic lows. The market’s weaker performing areas included the energy sector, where declining oil and gas prices took their toll; and the telecommunications sector, where stiff competition and other structural obstacles to growth limited gains.

Fund Performance Determined by Individual Holdings

While the fund benefited from the market’s strength, producing double digit returns during the reporting period, its performance compared to the benchmark suffered due to stock selection shortfalls in a number of industry groups. Gains proved particularly disappointing among industrial holdings, where the fund emphasized some of the more economically sensitive manufacturers, such as Owens Corning, Fluor, and Eaton, at a time when the market favored more defensive areas, such as the aerospace-and-defense and roads-and-rail industry groups. In the energy sector, where U.S. production boomed and global oil and gas prices fell, the fund’s exposure to companies with significant offshore exposure, such as Occidental Petroleum, undermined relative performance.

In the information technology sector, semiconductor maker Xilinx was hurt by slowing Chinese demand for the company’s telecommunications chips, while social networking firm Twitter trailed the market due to concerns regarding slowing user growth.The health care sector benefited from strong gains in biotechnology holdings, such as Gilead Sciences, and drug makers, such as AbbVie, but overweighted exposure to pharmaceutical giant Pfizer detracted from relative returns after the company announced plans for a potentially costly acquisition. Finally, among consumer discretionary holdings, electronics retailer Best Buy lost ground when management failed to execute on the company’s turnaround strategy, leading us to sell the fund’s position in the company.

4

On a more positive note, the fund delivered relatively strong returns in the financials sector through investments in capital markets companies—such as Ameriprise Financial and Goldman Sachs Group—that benefited from increasing corporate financing activity and rising trading volumes. Investments in other top-performing financial institutions, such as Voya Financial and The NASDAQ OMX Group, further contributed to the fund’s strong returns in the sector. Relatively good investments in the consumer staples area, such as pharmacy chain CVS Health, bolstered relative performance. Notably strong holdings in other areas included consumer electronics maker Apple and media content provider Walt Disney.

Investing in Continued U.S. Economic Growth

With the U.S. economy continuing to expand steadily, we have emphasized companies and economically sensitive industry groups that we believe are well positioned for increased corporate spending and potentially rising interest rates. As of the end of the reporting period, the fund held overweighted exposure to the financials, health care, information technology, and materials sectors. Conversely, the fund held underweighted exposure to the consumer discretionary, energy, industrials, telecommunications services, and utilities sectors.

November 17, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/14
	1	Year	5 Years	10 Years
Fund	11.91%		13.64%	7.11%
Standard & Poor’s 500
Composite Stock Price Index	17.24%		16.68%	8.20%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Disciplined Stock Fund on 10/31/04 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

Expenses paid per $1,000†	$5.21
Ending value (after expenses)	$1,065.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

Expenses paid per $1,000†	$5.09
Ending value (after expenses)	$1,020.16

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

October 31, 2014

Common Stocks—99.3%	Shares		Value ($)
Automobiles & Components—.7%
General Motors	126,740		3,979,636
Banks—10.7%
Bank of America	554,540		9,515,906
Citigroup	212,230		11,360,672
JPMorgan Chase & Co.	238,880		14,447,462
PNC Financial Services Group	119,890		10,357,297
Regions Financial	960,670		9,539,453
Wells Fargo & Co.	150,050		7,966,155
			63,186,945
Capital Goods—6.2%
Cummins	50,940		7,446,409
Fluor	96,500		6,401,810
Honeywell International	105,710		10,160,845
Owens Corning	123,550		3,961,013
Raytheon	83,540		8,678,135
			36,648,212
Consumer Durables & Apparel—.9%
PVH	44,820		5,125,167
Diversified Financials—6.7%
Ameriprise Financial	65,370		8,247,733
Berkshire Hathaway, Cl. B	68,460	[a]	9,595,354
Goldman Sachs Group	40,500		7,694,595
Invesco	118,750		4,805,812
Voya Financial	229,100		8,992,175
			39,335,669
Energy—8.6%
Anadarko Petroleum	77,510		7,113,868
EOG Resources	24,860		2,362,943
Exxon Mobil	98,210		9,497,889
Marathon Oil	217,210		7,689,234
Occidental Petroleum	185,980		16,539,201
Schlumberger	77,260		7,622,472
			50,825,607
Exchange-Traded Funds—1.0%
SPDR S&P 500 ETF Trust	29,190		5,886,455
Food & Staples Retailing—2.9%
Costco Wholesale	36,840		4,913,351

8

Common Stocks (continued)	Shares		Value ($)
Food & Staples Retailing (continued)
CVS Health	138,560		11,889,834
			16,803,185
Food, Beverage & Tobacco—7.1%
Archer-Daniels-Midland	168,470		7,918,090
Coca-Cola Enterprises	101,960		4,419,966
Molson Coors Brewing, Cl. B	130,810		9,729,648
Mondelez International, Cl. A	181,580		6,402,511
Philip Morris International	148,170		13,188,612
			41,658,827
Health Care Equipment & Services—6.3%
Cardinal Health	75,800		5,948,784
McKesson	39,200		7,973,672
Medtronic	112,070		7,638,691
Omnicare	88,190		5,872,572
UnitedHealth Group	100,080		9,508,601
			36,942,320
Insurance—2.9%
American International Group	101,470		5,435,748
Hartford Financial Services Group	161,530		6,393,357
Prudential Financial	60,720		5,376,149
			17,205,254
Materials—4.8%
Dow Chemical	101,310		5,004,714
International Paper	60,140		3,044,287
Martin Marietta Materials	77,920		9,110,406
Praxair	41,080		5,175,669
Vulcan Materials	98,860		6,100,651
			28,435,727
Media—4.4%
Omnicom Group	139,450		10,020,877
Twenty-First Century Fox, Cl. A	110,520		3,810,730
Walt Disney	129,270		11,812,693
			25,644,300
Pharmaceuticals, Biotech & Life Sciences—10.6%
AbbVie	254,940		16,178,492
Amgen	41,810		6,780,746
Biogen Idec	22,090	[a]	7,092,657

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech & Life Sciences (continued)
Gilead Sciences	92,670	[a]	10,379,040
Merck & Co.	153,870		8,915,228
Pfizer	446,224		13,364,409
			62,710,572
Retailing—1.8%
Lowe’s	88,466		5,060,255
Macy’s	94,060		5,438,549
			10,498,804
Semiconductors & Semiconductor
Equipment—1.8%
Applied Materials	255,840		5,651,506
Texas Instruments	103,920		5,160,667
			10,812,173
Software & Services—10.2%
Accenture, Cl. A	104,000		8,436,480
Facebook, Cl. A	87,940	[a]	6,594,621
Google, Cl. A	14,830	[a]	8,421,512
Google, Cl. C	14,830	[a]	8,291,156
Microsoft	187,252		8,791,481
salesforce.com	147,150	[a]	9,416,128
Twitter	39,700		1,646,359
Visa, Cl. A	35,050		8,462,122
			60,059,859
Technology Hardware & Equipment—10.2%
Apple	264,560		28,572,480
Cisco Systems	585,670		14,331,345
EMC	439,300		12,621,089
Hewlett-Packard	122,980		4,412,522
			59,937,436
Telecommunication Services—.4%
Windstream Holdings	242,310	[b]	2,539,409
Transportation—.5%
Delta Air Lines	72,760		2,927,135
Utilities—.6%
Exelon	96,660		3,536,789
Total Common Stocks
(cost $475,162,162)			584,699,481

10

Other Investment—.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,266,457)	1,266,457 [c]	1,266,457

Investment of Cash Collateral
for Securities Loaned—.2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,195,744)	1,195,744 [c]	1,195,744

Total Investments (cost $477,624,363)	99.7%	587,161,682
Cash and Receivables (Net)	.3%	1,750,028
Net Assets	100.0%	588,911,710

ETF—Exchange-Traded Funds

a Non-income producing security.
b Security, or portion thereof, on loan.At October 31 ,2014, the value of the fund’s securities on loan was
$1,165,711 and the value of the collateral held by the fund was $1,195,744.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banks	10.7	Food & Staples Retailing	2.9
Pharmaceuticals,		Retailing	1.8
Biotech & Life Sciences	10.6	Semiconductors &
Software & Services	10.2	Semiconductor Equipment	1.8
Technology Hardware & Equipment	10.2	Exchange-Traded Funds	1.0
Energy	8.6	Consumer Durables & Apparel	.9
Food, Beverage & Tobacco	7.1	Automobiles & Components	.7
Diversified Financials	6.7	Utilities	.6
Health Care Equipment & Services	6.3	Transportation	.5
Capital Goods	6.2	Telecommunication Services	.4
Materials	4.8	Money Market Investments	.4
Media	4.4
Insurance	2.9		99.7

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,165,711)—Note 1(b) :
Unaffiliated issuers	475,162,162	584,699,481
Affiliated issuers	2,462,201	2,462,201
Cash		19,980
Receivable for investment securities sold		10,723,188
Dividends and securities lending income receivable		394,719
Receivable for shares of Capital Stock subscribed		214
		598,299,783
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		471,207
Payable for investment securities purchased		7,608,649
Liability for securities on loan—Note 1(b)		1,195,744
Payable for shares of Capital Stock redeemed		112,473
		9,388,073
Net Assets ($)		588,911,710
Composition of Net Assets ($):
Paid-in capital		418,236,902
Accumulated undistributed investment income—net		1,300,910
Accumulated net realized gain (loss) on investments		59,836,579
Accumulated net unrealized appreciation
(depreciation) on investments		109,537,319
Net Assets ($)		588,911,710
Shares Outstanding
(245 million shares of $.001 par value Capital Stock authorized)		15,651,154
Net Asset Value, offering and redemption price per share ($)		37.63

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	9,661,992
Affiliated issuers	1,574
Income from securities lending—Note 1(b)	54,098
Total Income	9,717,664
Expenses:
Management fee—Note 3(a)	5,283,327
Distribution fees—Note 3(b)	587,036
Directors’ fees—Note 3(a,c)	39,422
Loan commitment fees—Note 2	5,606
Interest expense —Note 2	449
Total Expenses	5,915,840
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(39,422)
Net Expenses	5,876,418
Investment Income—Net	3,841,246
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	60,135,736
Net unrealized appreciation (depreciation) on investments	1,923,059
Net Realized and Unrealized Gain (Loss) on Investments	62,058,795
Net Increase in Net Assets Resulting from Operations	65,900,041

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013
Operations ($):
Investment income—net	3,841,246	4,956,965
Net realized gain (loss) on investments	60,135,736	103,987,540
Net unrealized appreciation
(depreciation) on investments	1,923,059	12,865,227
Net Increase (Decrease) in Net Assets
Resulting from Operations	65,900,041	121,809,732
Dividends to Shareholders from ($):
Investment income—net	(3,662,778)	(5,061,683)
Net realized gain on investments	(93,094,069)	—
Total Dividends	(96,756,847)	(5,061,683)
Capital Stock Transactions ($):
Net proceeds from shares sold	10,292,272	15,463,686
Dividends reinvested	92,470,836	4,724,966
Cost of shares redeemed	(67,019,608)	(75,471,704)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	35,743,500	(55,283,052)
Total Increase (Decrease) in Net Assets	4,886,694	61,464,997
Net Assets ($):
Beginning of Period	584,025,016	522,560,019
End of Period	588,911,710	584,025,016
Undistributed investment income—net	1,300,910	1,122,442
Capital Share Transactions (Shares):
Shares sold	282,183	435,384
Shares issued for dividends reinvested	2,699,912	136,994
Shares redeemed	(1,846,421)	(2,105,519)
Net Increase (Decrease) in Shares Outstanding	1,135,674	(1,533,141)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	40.23	32.56	29.35	28.54	24.51
Investment Operations:
Investment income—net[a]	.24	.32	.27	.23	.18
Net realized and unrealized
gain (loss) on investments	3.86	7.67	3.22	.79	4.01
Total from Investment Operations	4.10	7.99	3.49	1.02	4.19
Distributions:
Dividends from investment income—net	(.24)	(.32)	(.28)	(.21)	(.16)
Dividends from net realized
gain on investments	(6.46)	—	—	—	—
Total Distributions	(6.70)	(.32)	(.28)	(.21)	(.16)
Net asset value, end of period	37.63	40.23	32.56	29.35	28.54
Total Return (%)	11.91	24.72	11.95	3.56	17.13
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.01	1.01	1.01	1.01
Ratio of net expenses
to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income
to average net assets	.65	.90	.85	.76	.65
Portfolio Turnover Rate	69.22	118.87	70.82	84.19	78.04
Net Assets, end of period ($ x 1,000)	588,912	584,025	522,560	516,493	586,726

a Based on average shares outstanding.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unad-

16

justed quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

18

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund’s investments.

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	578,813,026	—	—	578,813,026
Exchange-Traded
Funds	5,886,455	—	—	5,886,455
Mutual Funds	2,462,201	—	—	2,462,201

† See Statement of Investments for additional detailed categorizations.

At October 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus and its affiliates, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2014, The Bank of New York Mellon earned $15,894 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2013($)	Purchases ($)	Sales ($)	10/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,002,619	89,224,769	91,960,931	1,266,457.2
Dreyfus
Institutional
Cash Advantage
Fund	—	72,155,351	70,959,607	1,195,744.2
Total	4,002,619	161,380,120	162,920,538	2,462,201.4

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

20

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $20,468,332, undistributed capital gains $40,949,888 and unrealized appreciation $109,256,588.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were as follows: ordinary income $4,557,893 and $5,061,683, and long-term capital gains $92,198,954 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2014 was approximately $41,100 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2014, fees reimbursed by the Manager amounted to $39,422.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of its average daily net assets to compensate BNY Mellon and the Manager for shareholder servicing activities and the Distributor for shareholder

22

servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2014, the fund was charged $587,036 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $426,373 and Distribution Plan fees $48,228, which are offset against an expense reimbursement currently in effect in the amount of $3,394.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2014, amounted to $405,908,477 and $464,428,040, respectively.

At October 31, 2014, the cost of investments for federal income tax purposes was $477,905,094; accordingly, accumulated net unrealized appreciation on investments was $109,256,588, consisting of $114,175,424 gross unrealized appreciation and $4,918,836 gross unrealized depreciation.

The Fund 23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2014

24

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $4,557,893 as ordinary income dividends paid during the year ended October 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund reports the maximum amount allowable but not less than 65.98% of ordinary income dividends paid during the year ended October 31, 2014 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund reports the maximum amount allowable but not less than $6.3960 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0621 as a short-term capital gain dividend paid on December 12, 2013 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Francine J. Bovich (63)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

26

Stephen J. Lockwood (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 69
———————
Benaree Pratt Wiley (68)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member
J.Tomlinson Fort Emeritus Board Member

The Fund 27

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 144 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

28

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 164 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Fund 29

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Money Market
Reserves

ANNUAL REPORT October 31, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
21	Report of Independent Registered Public Accounting Firm
22	Important Tax Information
23	Board Members Information
25	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Money Market Reserves

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Money Market Reserves, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. economy generally gained ground over the reporting period despite a weather-related economic soft patch during the first quarter of 2014.This development sparked bouts of volatility among longer term bonds, but short-term rates and yields of money market instruments remained steady, anchored near historical lows by an unchanged federal funds rate. In addition, a degree of uncertainty was removed from the money markets over the summer when the Securities Exchange Commission issued new rules governing some funds, but the immediate impact on the market was muted when regulators delayed implementation for two years.

In our view, stronger labor markets, greater manufacturing activity, rebounding housing starts, and rising household wealth portend well for the U.S. economy.While some longer term financial assets are likely to benefit from a more robust recovery, the possibility of higher inflation and rising long-term interest rates suggests that selectivity could become a more important determinant of investment success. As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus Money Market Reserves’ Investor shares produced a yield of 0.00%, and Class R shares yielded 0.00%. Taking into account the effects of compounding, the fund’s Investor shares and Class R shares produced effective yields of 0.00% and 0.00%, respectively.1

Despite stronger economic growth and low inflation over the reporting period, money market yields remained anchored by an unchanged federal funds rate between 0% and 0.25%.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances, and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party agreements; asset-backed securities; domestic and foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest.

U.S. Economy Rebounded after Soft Patch

The reporting period began in the midst of a recovering U.S. economy, which in December prompted the Federal Reserve Board (the “Fed”) to begin tapering its quantitative easing program. This development helped drive yields of 10-year U.S. Treasury securities above 3%. In contrast, short-term interest rates remained unchanged. It later was announced that U.S. GDP grew at a 3.5% annualized rate over the fourth quarter of 2013 and the unemployment rate fell to 7.0% by year-end.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Long-term rates moderated in January 2014 when investors worried that global economic and political instability could derail the U.S. recovery. Yet, corporate earnings growth remained strong, the unemployment rate declined to 6.6% with the addition of 144,000 jobs, and the Fed continued to reduce quantitative easing. The economy regained strength in February when the manufacturing and service sectors posted gains. The unemployment rate ticked upward to 6.7%, but 222,000 new jobs were created. Labor markets remained robust in March with an unchanged unemployment rate and the addition of 203,000 positions. Nonetheless, U.S. GDP contracted at a 2.1% annualized rate over the first quarter, largely due to the impact of severe winter weather.

Housing markets rebounded when the weather warmed in April. 304,000 new jobs were created, and the unemployment rate fell sharply to 6.3%.The Fed again tapered quantitative easing at its April meeting. In May, nonfarm payroll employment rose by 229,000, and the unemployment rate held steady. Meanwhile, manufacturing activity accelerated and personal incomes posted a healthy gain. 267,000 jobs were created in June, and the unemployment rate dipped to 6.1%. Manufacturing activity, personal incomes, and home sales continued to grow.The U.S. economy rebounded at a robust 4.6% annualized rate during the second quarter.

The unemployment rate ticked higher to 6.2% in July, when 243,000 new jobs were created and new claims for unemployment insurance fell to their lowest level since 2006. The Fed implemented additional reductions in its bond purchasing program in June and July. August saw higher retail sales and new home sales, but new job creation fell to 180,000 even as the unemployment rate fell back to 6.1%.

In September, the economic recovery created 248,000 new jobs, and the unemployment rate fell to 5.9%, its lowest level since June 2008.The manufacturing and service sectors expanded for their 16th and 56th consecutive months, respectively. Falling energy prices helped offset rising housing and food prices, contributing to a mild inflation rate of 0.1%.The Fed again reduced quantitative easing in September.The U.S. Department of Commerce estimated that U.S. GDP grew at an annualized 3.5% rate during the third quarter.

4

Early October saw disappointing growth and deflation fears in Europe, which some believe threatened the U.S. economy. Markets bounced back over the second half of the month when U.S. economic data stayed strong, including a 5.8% unemployment rate and 214,000 new jobs. Personal incomes rose and fuel prices fell, giving consumers greater confidence and purchasing power.

Fed Remains Committed to Low Short-Term Rates

Although the Fed ended its quantitative easing program on October 31, monetary policymakers reiterated that short-term interest rates are likely to remain unchanged for “a considerable time.” In July, regulators issued changes to the rules governing prime money market funds, but the new regulations will not become effective until 2016. Therefore, the industry’s operations and asset flows have so far been relatively unaffected.

We maintained the fund’s market-neutral weighted average maturity in this environment, and we remained focused on well-established issuers with good quality and liquidity characteristics. In our view, these remain prudent strategies until we see more solid evidence that short-term interest rates are set to rise.

November 17, 2014

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate, asset-backed securities holdings, and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSROs (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Reserves from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ .76	$ .76
Ending value (after expenses)	$ 1,000.00	$ 1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ .77	$ .77
Ending value (after expenses)	$ 1,024.45	$ 1,024.45

† Expenses are equal to the fund’s annualized expense ratio of .15% for Investor shares and .15% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2014

	Principal
Negotiable Bank Certificates of Deposit—30.0%	Amount ($)		Value ($)
Bank of Tokyo-Mitsubishi Ltd. (Yankee)
0.25%, 2/17/15	8,000,000		8,000,000
Citibank N.A.
0.20%, 11/19/14	5,000,000		5,000,000
Credit Industriel et Commercial (Yankee)
0.13%, 11/6/14	5,000,000		5,000,000
Mizuho Bank Ltd/NY (Yankee)
0.21%, 11/3/14	5,000,000		5,000,000
Norinchukin Bank/NY (Yankee)
0.20%, 12/4/14	8,000,000		8,000,000
Rabobank Nederland/NY (Yankee)
0.22%, 11/3/14	5,000,000		5,000,000
Skandinaviska Enskilda Banken NY (Yankee)
0.25%, 1/16/15	8,000,000		8,000,000
Standard Chartered Bank (Yankee)
0.20%, 12/4/14	5,000,000	[a]	5,000,000
Toronto Dominion Bank/NY (Yankee)
0.22%, 11/6/14	5,000,000	[b]	5,000,000
Wells Fargo Bank, NA
0.26%, 11/3/14	5,000,000	[b]	5,000,000
Total Negotiable Bank Certificates of Deposit
(cost $59,000,000)			59,000,000

Commercial Paper—18.8%
Australia and New Zealand Banking Group Ltd.
0.17%, 11/5/14	5,000,000	[a,b]	5,000,000
BNP Paribas Finance Inc.
0.22%, 1/21/15	8,000,000		7,996,040
General Electric Capital Corp.
0.15%, 3/6/15	7,000,000		6,996,354
Nordea Bank AB
0.23%, 4/2/15	7,000,000	[a]	6,993,350
Svenska Handelsbanken Inc
0.20%, 3/16/15	5,000,000	[a]	4,996,344

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Commercial Paper (continued)	Amount ($)		Value ($)
United Overseas Bank Ltd.
0.23%, 2/12/15	5,000,000	[a]	4,996,710
Total Commercial Paper
(cost $36,978,798)			36,978,798

Asset-Backed Commercial Paper—16.3%
Alpine Securitization Corp.
0.22%, 12/11/14	5,000,000	[a]	4,998,778
Antalis U.S. Funding Corp.
0.16%, 11/14/14	8,000,000	[a]	7,999,538
Collateralized Commercial Paper II Co., LLC
0.30%, 12/11/14	5,000,000	[a]	4,998,333
Metlife Short Term Funding LLC
0.16%, 4/13/15	8,000,000	[a]	7,994,204
Regency Markets No. 1 LLC
0.14%, 11/19/14	6,000,000	[a]	5,999,580
Total Asset-Backed Commercial Paper
(cost $31,990,433)			31,990,433

Time Deposits—12.2%
Credit Agricole (Grand Cayman)
0.07%, 11/3/14	8,000,000		8,000,000
DNB Bank (Grand Cayman)
0.05%, 11/3/14	8,000,000		8,000,000
Lloyds Bank (London)
0.05%, 11/3/14	8,000,000		8,000,000
Total Time Deposits
(cost $24,000,000)			24,000,000

Repurchase Agreements—22.4%
Barclays Capital, Inc.
0.08%, dated 10/31/14, due 11/3/14 in the
amount of $24,000,160 (fully collateralized by
$24,505,000 U.S. Treasury Bills,
due 10/15/15, value $24,480,005)	24,000,000		24,000,000

8

	Principal
Repurchase Agreements (continued)	Amount ($)	Value ($)
TD Securities (USA) LLC
0.09%, dated 10/31/14, due 11/3/14 in the
amount of $20,000,150 (fully collateralized
by $8,596,600 U.S. Treasury Bonds, 4.50%,
due 5/15/38, value $11,111,456 and
$9,035,200 U.S. Treasury Notes, 2.50%,
due 8/15/23, value $9,288,556)	20,000,000	20,000,000
Total Repurchase Agreements
(cost $44,000,000)		44,000,000

Total Investments (cost $195,969,231)	99.7%	195,969,231

Cash and Receivables (Net)	.3%	570,432

Net Assets	100.0%	196,539,663

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2014, these securities amounted to $58,976,837 or 30.0% of net assets.
b Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	57.5	Asset-Backed/Special Purpose Entity	4.1
Repurchase Agreements	22.4	Finance	3.5
Asset-Backed/Banking	5.1	Asset-Backed/Multi-Seller Programs	3.0
Asset-Backed/Insurance	4.1		99.7

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $44,000,000)—Note 1(b)	195,969,231	195,969,231
Cash		566,690
Interest receivable		28,055
		196,563,976
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		15,814
Payable for shares of Capital Stock redeemed		8,499
		24,313
Net Assets ($)		196,539,663
Composition of Net Assets ($):
Paid-in capital		196,539,357
Accumulated net realized gain (loss) on investments		306
Net Assets ($)		196,539,663

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	150,325,942	46,213,721
Shares Outstanding	150,325,637	46,213,719
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income ($):
Interest Income	323,298
Expenses:
Management fee—Note 2(a)	1,082,215
Distribution Plan fees (Investor Shares)—Note 2(b)	347,278
Directors’ fees—Note 2(a,c)	24,561
Total Expenses	1,454,054
Less—reduction in expenses due to undertaking—Note 2(a)	(1,106,265)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(24,561)
Net Expenses	323,228
Investment Income—Net	70
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	634
Net Increase in Net Assets Resulting from Operations	704

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013
Operations ($):
Investment income—net	70	74
Net realized gain (loss) on investments	634	(328)
Net Increase (Decrease) in Net Assets
Resulting from Operations	704	(254)
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(55)	(55)
Class R Shares	(15)	(19)
Total Dividends	(70)	(74)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	182,967,163	116,225,119
Class R Shares	170,274,717	298,961,772
Dividends reinvested:
Investor Shares	55	55
Class R Shares	4	4
Cost of shares redeemed:
Investor Shares	(210,349,839)	(113,175,558)
Class R Shares	(185,373,041)	(333,057,527)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(42,480,941)	(31,046,135)
Total Increase (Decrease) in Net Assets	(42,480,307)	(31,046,463)
Net Assets ($):
Beginning of Period	239,019,970	270,066,433
End of Period	196,539,663	239,019,970

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from
investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.71	.71	.71	.71
Ratio of net expenses
to average net assets	.15	.18	.25	.24	.29
Ratio of net investment income
to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	150,326	177,708	174,659	208,675	328,806

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class R Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from
investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses
to average net assets	.15	.18	.25	.24	.29
Ratio of net investment income
to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	46,214	61,312	95,408	80,785	140,848

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek a high level of current income consistent with stability of principal. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors through financial intermediaries and bear a Distribution Plan fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fee. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

16

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	195,969,231
Level 3—Significant Unobservable Inputs	—
Total	195,969,231
† See Statement of Investments for additional detailed categorizations.

At October 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

18

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were all ordinary income.

At October 31, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at an annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2014, fees reimbursed by the Manager amounted to $24,561.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,106,265 during the period ended October 31, 2014.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Board to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2014, Investor shares were charged $347,278 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $74,131 and Distribution Plan fees $26,393, which are offset against an expense reimbursement currently in effect in the amount of $84,710.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Regulatory Developments:

On July 23, 2014, the SEC adopted amendments to the rules that govern money market mutual funds. In part, the amendments will require structural changes to most types of money market funds to one extent or another; however, the SEC provided for an extended two-year transition period to comply with such structural requirements. At this time, management is evaluating the reforms adopted and the manner for implementing these reforms over time and its impact on the financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Money Market Reserves (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2014

The Fund 21

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable but not less than 92.69% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

22

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Francine J. Bovich (63)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund 23

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 69
———————
Benaree Pratt Wiley (68)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member
J.Tomlinson Fort, Emeritus Board Member

24

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 144 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

The Fund 25

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 164 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

26

NOTES

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
AMT-Free
Municipal Reserves

ANNUAL REPORT October 31, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
24	Financial Highlights
28	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Important Tax Information
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
AMT-Free
Municipal Reserves

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus AMT-Free Municipal Reserves, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. economy generally gained ground over the reporting period despite a weather-related economic soft patch during the first quarter of 2014.This development sparked bouts of volatility among longer term bonds, but short-term rates and yields of money market instruments remained steady, anchored near historical lows by an unchanged federal funds rate. In addition, a degree of uncertainty was removed from the money markets over the summer when the Securities Exchange Commission issued new rules governing some funds, but the immediate impact on the market was muted when regulators delayed implementation for two years.

In our view, stronger labor markets, greater manufacturing activity, rebounding housing starts, and rising household wealth portend well for the U.S. economy.While some longer term financial assets are likely to benefit from a more robust recovery, the possibility of higher inflation and rising long-term interest rates suggests that selectivity could become a more important determinant of investment success. As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by Bill Vasiliou, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus AMT-Free Municipal Reserves’ BASIC shares produced a yield of 0.01%, Class B shares yielded 0.01%, Class R shares yielded 0.01%, and Investor shares yielded 0.01%.Taking into consideration the effects of compounding, the fund’s BASIC shares, Class B shares, Class R shares, and Investor shares produced effective yields of 0.01%, 0.01%, 0.01%, and 0.01% for the same period.1

Despite mounting evidence of a sustained U.S. economic recovery and an ongoing shift by the Federal Reserve Board (the “Fed”) to a more moderately accommodative monetary policy, the overnight federal funds rate was left unchanged near historical lows. Consequently, tax-exempt money market yields also remained low throughout the reporting period.

The Fund’s Investment Approach

The fund seeks a high level of current income, consistent with stability of principal, that is exempt from federal income tax. The fund also seeks to provide income exempt from the federal alternative minimum tax. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal personal income tax and the federal alternative minimum tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper, and municipal leases.The fund also may invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Yields Stayed Low despite Accelerating Economic Recovery

While yields of municipal money market securities remained anchored throughout the reporting period by an unchanged federal funds rate between 0% and 0.25%, evidence of an accelerating economic recovery over the fall of 2013 and the Fed’s decision in December to begin reducing its quantitative easing program drove yields

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

of 10-year U.S.Treasury securities above 3% by year-end. However, unusually severe winter weather throughout much of the country caused U.S. GDP to contract at an annualized 2.1% rate during the first quarter of 2014. Investors also grew concerned about economic and political instability in the world’s emerging markets. In response, longer term bond yields fell significantly over the opening months of the reporting period.

The economic recovery got back on track in the spring, as evidenced by a 4.6% annualized GDP growth rate for the second quarter and an estimated 3.5% annualized growth rate for the third quarter.Yet, supply-and-demand dynamics continued to put downward pressure on municipal money market yields. Demand remained strong for short-term tax-exempt municipal securities, including from nontraditional buyers, such as intermediate bond funds and taxable money market funds seeking attractive tax-exempt yields compared to taxable securities with similar maturities. In contrast, individual investors seeking more competitive levels of current income focused mainly on longer term municipal bonds with higher yields. In this environment, yields of high-quality, one-year municipal notes remained low. Robust investor demand and an increasingly limited supply of new instruments also kept yields on variable rate demand notes (“VRDNs”) near historical lows.

Municipal credit quality continued to improve as most states and local governments participated in the economic recovery. Most notably, state general funds have shown consecutive quarters of growth in personal income tax and sales tax revenue, enabling most states to achieve balanced budgets.

Credit Selection Remained Paramount

Most municipal money market funds have maintained short weighted average maturities compared to historical averages due to narrow yield differences along the tax-exempt money market’s maturity range.The fund was no exception, as we continued to maintain its weighted average maturity in a position that was consistent with industry averages. Changes to the regulations governing some money market funds—which were announced in July but are not effective until 2016—also contributed to relatively cautious investment postures throughout the industry.

4

As always, well-researched credit selection remained paramount.We have continued to favor state general obligation bonds; essential service revenue bonds backed by water, sewer, and electric facilities; certain local credits with strong financial positions and stable tax bases; and health care and education issuers with stable credit characteristics.

Fed Remains Committed to Low Short-Term Rates

After a series of cuts in its monthly bond purchases over the reporting period, the Fed’s quantitative easing program ended on October 31. Nonetheless, the Fed has made clear that short-term interest rates are likely to remain near current levels “for a considerable time.” In determining how long to maintain its current target for the federal funds rate, the Fed reiterated that it will continue to monitor progress toward its objectives of full employment and a 2% inflation rate, and depending on prevailing economic conditions, it may keep rates low even after those targets are reached. Therefore, in our judgment, the prudent course continues to be an emphasis on preservation of capital and liquidity.

November 17, 2014

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Municipal securities holdings (as applicable), while rated in the highest rating category by one or more National Recognized Statistical Rating Organizations (NRSROs) (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yield provided reflects the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Reserves from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

	Investor Shares	Class R Shares	BASIC Shares	Class B Shares
Expenses paid per $1,000†	$ .81	$ .81	$ .81	$ .81
Ending value (after expenses)	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

	Investor Shares	Class R Shares	BASIC Shares	Class B Shares
Expenses paid per $1,000†	$ .82	$ .82	$ .82	$ .82
Ending value (after expenses)	$ 1,024.40	$ 1,024.40	$ 1,024.40	$ 1,024.40

† Expenses are equal to the fund’s annualized expense ratio of .16% for Investor shares, .16% for Class R shares,
.16% for BASIC shares and .16% for Class B shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2014

Short-Term	Coupon	Maturity	Principal
Investments—100.6%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—5.5%
Chatom Industrial Development
Board, Gulf Opportunity Zone
Revenue (PowerSouth Energy
Cooperative Projects) (LOC;
National Rural Utilities
Cooperative Finance
Corporation)	0.20	11/7/14	5,000,000	[a]	5,000,000
Columbia Industrial Development
Board, PCR, Refunding (Alabama
Power Company Project)	0.07	11/3/14	6,150,000	[a]	6,150,000
Mobile County Industrial
Development Authority, Gulf
Opportunity Zone Revenue (SSAB
Alabama Inc.) (LOC; Swedbank)	0.07	11/7/14	2,000,000	[a]	2,000,000
Alaska—2.7%
Valdez,
Marine Terminal Revenue,
Refunding (ExxonMobil Project)	0.06	11/3/14	6,400,000	[a]	6,400,000
Arizona—.2%
Arizona Health Facilities
Authority, Revenue (Community
Behavioral Health Properties
of Southern Arizona Project)
(LOC; Wells Fargo Bank)	0.16	11/7/14	460,000	[a]	460,000
Colorado—4.8%
Colorado Educational and Cultural
Facilities Authority,
Educational Facilities Revenue
(Trinity School of Durham and
Chapel Hill Project) (LOC;
Branch Banking and Trust Co.)	0.07	11/7/14	930,000	[a]	930,000
Colorado Educational and Cultural
Facilities Authority, Revenue,
Refunding (Boulder Country Day
School Project) (LOC; Wells
Fargo Bank)	0.16	11/7/14	1,340,000	[a]	1,340,000
Colorado Housing and
Finance Authority,
Multi-Family/Project Bonds
(Liquidity Facility; FHLB)	0.06	11/7/14	1,200,000	[a]	1,200,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado (continued)
Colorado Postsecondary Educational
Facilities Authority, Revenue
(Mullen High School Project)
(LOC; Wells Fargo Bank)	0.21	11/7/14	540,000	[a]	540,000
Gateway Regional Metropolitan
District, Limited Tax Improvement
GO Notes, Refunding
(LOC; Wells Fargo Bank)	0.16	11/7/14	2,540,000	[a]	2,540,000
Sheridan Redevelopment Agency,
Tax Increment Revenue,
Refunding (South Santa Fe
Drive Corridor Redevelopment
Project) (LOC; JPMorgan
Chase Bank)	0.08	11/7/14	4,970,000	[a]	4,970,000
Connecticut—6.5%
Connecticut Health and Educational
Facilities Authority, Revenue
(Eagle Hill School Issue)
(LOC; JPMorgan Chase Bank)	0.10	11/7/14	4,850,000	[a]	4,850,000
Connecticut Health and Educational
Facilities Authority, Revenue
(The Children’s School Issue)
(LOC; JPMorgan Chase Bank)	0.10	11/7/14	5,270,000	[a]	5,270,000
Shelton Housing Authority,
Revenue (Crosby Commons
Project) (LOC; M&T Trust)	0.10	11/7/14	5,485,000	[a]	5,485,000
District of Columbia—1.0%
District of Columbia Water and
Sewer Authority, Public
Utility Subordinated Lien
Revenue (Eagle Series
2013-0012) (Liquidity
Facility; Citibank NA)	0.07	11/7/14	2,500,000	[a,b,c]	2,500,000
Florida—6.5%
Brevard County,
Revenue (Holy Trinity
Episcopal Academy Project)
(LOC; Wells Fargo Bank)	0.21	11/7/14	615,000	[a]	615,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Collier County Industrial
Development Authority, Revenue
(Redlands Christian Migrant
Association, Inc. Project)
(LOC; Bank of America)	0.16	11/7/14	2,945,000	[a]	2,945,000
Hillsborough County,
IDR (The Museum of Science &
Industry and The Institute for
Business & Home Safety
Project) (LOC; Branch Banking
and Trust Co.)	0.07	11/7/14	1,080,000	[a]	1,080,000
Hillsborough County Industrial
Development Authority, Revenue
(Independent Day School
Project) (LOC; Bank of America)	0.18	11/7/14	1,200,000	[a]	1,200,000
Jacksonville,
Educational Facilities Revenue
(Edward Waters College
Project) (LOC; Wells Fargo Bank)	0.16	11/7/14	700,000	[a]	700,000
Jacksonville Electric Authority,
Water and Sewer System
Subordinated Revenue
(Liquidity Facility; State
Street Bank and Trust Co.)	0.06	11/7/14	3,350,000	[a]	3,350,000
Palm Beach County,
IDR (Boca Raton Jewish
Community Day School, Inc.
Project) (LOC; Wells Fargo Bank)	0.16	11/7/14	1,115,000	[a]	1,115,000
Sarasota County Health Facilities
Authority, Health Care
Facilities Revenue (Bay
Village of Sarasota, Inc.
Project) (LOC; Bank of America)	0.17	11/7/14	4,600,000	[a]	4,600,000
Georgia—3.4%
Cobb County Development Authority,
Revenue (American Heart
Association, Inc. Project)
(LOC; Wells Fargo Bank)	0.16	11/7/14	725,000	[a]	725,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Georgia (continued)
Cobb County Development Authority,
Revenue (Dominion Christian
High School, Inc. Project) (LOC;
Branch Banking and Trust Co.)	0.08	11/7/14	2,685,000	[a]	2,685,000
Douglas County Development
Authority, Revenue (Colonial
Hills School Property, LLC
Project) (LOC; Branch Banking
and Trust Co.)	0.07	11/7/14	1,895,000	[a]	1,895,000
Gwinnett County Housing Authority,
MFHR, Refunding (The Greens
Apartments Project) (Liquidity
Facility; FNMA and LOC; FNMA)	0.06	11/7/14	2,050,000	[a]	2,050,000
Macon-Bibb County Industrial
Authority, IDR (I-75 Business
Park and Airport South
Industrial Park Projects)
(LOC; Wells Fargo Bank)	0.16	11/7/14	895,000	[a]	895,000
Illinois—4.2%
Chicago Heights,
Revenue (Chicago Heights
Fitness, L.L.C. Project) (LOC;
JPMorgan Chase Bank)	0.15	11/7/14	700,000	[a]	700,000
Illinois Educational Facilities
Authority, Revenue (The
Lincoln Park Society) (LOC;
Citibank NA)	0.11	11/7/14	2,700,000	[a]	2,700,000
Illinois Finance Authority,
Revenue (Cristo Rey Jesuit
High School Project) (LOC;
JPMorgan Chase Bank)	0.14	11/7/14	1,765,000	[a]	1,765,000
Illinois Finance Authority,
Revenue (Holy Family
Ministries Center) (LOC;
PNC Bank NA)	0.10	11/7/14	2,615,000	[a]	2,615,000
Lake Villa,
Revenue (The Allendale
Association Project) (LOC;
Wells Fargo Bank)	0.10	11/7/14	2,480,000	[a]	2,480,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana—1.0%
Huntington,
EDR, Refunding (Huntington
University Project) (LOC;
Wells Fargo Bank)	0.16	11/7/14	800,000	[a]	800,000
Indiana Bond Bank,
Advance Funding Program Notes
(Liquidity Facility; JPMorgan
Chase Bank)	1.25	1/6/15	1,700,000		1,703,063
Kentucky—2.4%
Jefferson County,
Industrial Revenue, Refunding
(Zeochem L.L.C. Project)
(LOC; UBS AG)	0.17	11/7/14	1,000,000	[a]	1,000,000
Kentucky Infrastructure Authority,
Wasterwater and Drinking Water
Revolving Fund Revenue	5.00	2/1/15	500,000		506,045
Kentucky Rural Water Finance
Corporation, Public Projects
Construction Notes	1.00	8/1/15	1,700,000		1,709,783
Lexington Fayette Urban County
Government, Industrial
Building Revenue
(YMCA of Central Kentucky, Inc.
Project) (LOC; JPMorgan
Chase Bank)	0.05	11/7/14	2,620,000	[a]	2,620,000
Louisiana—4.6%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Kenner
Theatres, L.L.C. Project)
(LOC; FHLB)	0.07	11/7/14	3,650,000	[a]	3,650,000
Louisiana Public Facilities
Authority, Revenue (Air
Products and Chemicals Project)	0.05	11/3/14	4,900,000	[a]	4,900,000
Louisiana Public Facilities
Authority, Revenue (Air
Products and Chemicals Project)	0.07	11/3/14	2,500,000	[a]	2,500,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland—4.0%
Baltimore County,
Revenue, Refunding (Shade Tree
Trace Apartments Facility)
(LOC; M&T Trust)	0.09	11/7/14	3,055,000	[a]	3,055,000
Maryland Economic Development
Corporation, EDR (Blind
Industries and Services of
Maryland Project)
(LOC; Bank of America)	0.16	11/7/14	5,610,000	[a]	5,610,000
Washington County,
EDR (Saint James School
Project) (LOC; PNC Bank NA)	0.07	11/7/14	900,000	[a]	900,000
Massachusetts—.4%
Massachusetts,
Special Obligation Revenue,
Refunding (Senior Federal
Highway Grant Anticipation
Note Program)	5.00	6/15/15	855,000		879,965
Minnesota—3.6%
Metropolitan Council
(Minneapolis-Saint Paul
Metropolitan Area) GO Transit
Notes, Refunding	5.00	2/1/15	250,000		252,903
Metropolitan Council
(Minneapolis-Saint Paul
Metropolitan Area) GO Waste
Water Revenue	5.00	3/1/15	400,000		406,272
Minneapolis,
MFHR (Saint Hedwig’s Assisted
Living Project) (LOC; Wells
Fargo Bank)	0.16	11/7/14	620,000	[a]	620,000
Minneapolis,
MFHR (Seven Corners Apartments
Project) (LOC; Wells Fargo Bank)	0.16	11/7/14	525,000	[a]	525,000
Minneapolis,
Nursing Home Revenue,
Refunding (Catholic Eldercare
Project) (LOC; Wells Fargo Bank)	0.16	11/7/14	1,945,000	[a]	1,945,000
Minnesota Rural Water Finance
Authority, Public Projects
Construction Notes	1.00	1/1/15	3,300,000		3,304,173

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Minnesota (continued)
Saint Paul Housing and
Redevelopment Authority,
Revenue (Goodwill/Easter Seals
Project) (LOC; U.S. Bank NA)	0.19	11/7/14	1,600,000	[a]	1,600,000
Missouri—3.1%
Kirkwood Industrial Development
Authority, Revenue (Concordia
Lutheran Church Community
Recreational Facilities Project)
(LOC; Bank of America)	0.21	11/7/14	1,740,000	[a]	1,740,000
Saint Louis Industrial Development
Authority, MFHR (Hamilton
Place Apartments)
(LOC; FHLMC)	0.08	11/7/14	4,635,000	[a]	4,635,000
Saint Louis Parking Commission
Finance Corporation, Parking
Revenue (Cupples Garage
Project) (LOC; Bank of America)	0.17	11/7/14	1,125,000	[a]	1,125,000
Nevada—1.4%
Deutsche Bank Spears/Lifers
Trust (Series DBE-668)
(Clark County School District,
Limited Tax Building Bonds GO)
(Liquidity Facility; Deutsche
Bank AG and LOC;
Deutsche Bank AG)	0.20	11/7/14	3,400,000	[a,b,c]	3,400,000
New Hampshire—2.1%
Merrimack County,
GO Notes, TAN	1.00	12/30/14	2,500,000		2,503,037
Rockingham County,
GO Notes, TAN	0.50	12/19/14	2,500,000		2,501,114
New Jersey—4.2%
Hamilton Township,
GO Notes, BAN	1.00	6/3/15	6,621,000		6,642,331
Monroe Township,
GO Notes, BAN	1.00	2/6/15	2,308,000		2,312,649
Stafford Township,
GO Notes, BAN (General
Improvement and
Water/Sewer Utility)	1.00	5/18/15	1,140,000		1,144,062

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—7.1%
Monroe County Industrial
Development Agency, Civic
Facility Revenue (YMCA of
Greater Rochester Project)
(LOC; M&T Trust)	0.10	11/7/14	7,780,000	[a]	7,780,000
New York City Industrial
Development Agency, Civic
Facility Revenue (Jewish
Community Center on the Upper
West Side, Inc. Project) (
LOC; M&T Trust)	0.10	11/7/14	4,100,000	[a]	4,100,000
South Jefferson Central School
District, GO Notes, BAN	1.00	6/19/15	3,875,000		3,889,578
Triborough Bridge and Tunnel
Authority, General Revenue,
Refunding (MTA Bridges and
Tunnels) (Liquidity Facility;
Landesbank Hessen-Thuringen
Girozentrale)	0.08	11/3/14	1,400,000	[a]	1,400,000
North Carolina—.2%
Catawba County,
Recreational Facilities Lease
Revenue (YMCA of Catawba
Valley Project) (LOC; Wells
Fargo Bank)	0.16	11/7/14	580,000	[a]	580,000
Ohio—1.3%
Union Township,
GO Notes, BAN (Various Purpose)	1.00	9/9/15	3,050,000		3,064,274
Oklahoma—2.7%
Oklahoma Turnpike Authority,
Turnpike System Second Senior
Revenue, Refunding (Citigroup
ROCS, Series RR II R-11985)
(Liquidity Facility; Citibank NA)	0.08	11/7/14	6,000,000	[a,b,c]	6,000,000
Oklahoma Water Resources Board,
Revolving Fund Revenue (
Master Trust)	4.00	4/1/15	500,000		507,831

14

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania—5.4%
Deutsche Bank Spears/Lifers Trust
(Series DBE-1021)
(Pennsylvania Higher Education
Facilities Authority, Revenue
(Student Association, Inc.
Student Housing Project at
California University of
Pennsylvania)) (Liquidity
Facility; Deutsche Bank AG and
LOC; Deutsche Bank AG)	0.15	11/7/14	5,795,000	[a,b,c]	5,795,000
Montgomery County Industrial
Development Authority, Revenue
(Big Little Associates Project)
(LOC; Wells Fargo Bank)	0.26	11/7/14	360,000	[a]	360,000
Northampton County Industrial
Development Authority, Revenue
(Moravian Academy) (LOC; Wells
Fargo Bank)	0.13	11/7/14	800,000	[a]	800,000
Pennsylvania Economic Development
Financing Authority, Recovery
Zone Facility Revenue (Hawley
Silk Mill, LLC Project) (LOC;
PNC Bank NA)	0.13	11/7/14	900,000	[a]	900,000
Philadelphia Authority for
Industrial Development,
Revenue (The Philadelphia
Protestant Home Project) (LOC;
Bank of America)	0.13	11/7/14	1,700,000	[a]	1,700,000
Tioga County Industrial
Development Authority, Student
Housing Revenue, BAN
(Mansfield Auxiliary
Corporation Student Housing
Project at Mansfield
University of Pennsylvania)	1.00	3/13/15	1,000,000		1,002,612
York Redevelopment Authority,
Revenue (LOC; M&T Trust)	0.15	11/7/14	2,595,000	[a]	2,595,000

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
South Carolina—3.3%
South Carolina Jobs-Economic
Development Authority, EDR
(Anderson Area YMCA, Inc.
Project) (LOC; Branch Banking
and Trust Co.)	0.09	11/7/14	4,995,000	[a]	4,995,000
South Carolina Jobs-Economic
Development Authority, EDR
(Carolina Children’s Home
Project) (LOC; Branch Banking
and Trust Co.)	0.07	11/7/14	3,065,000	[a]	3,065,000
Tennessee—.8%
Cleveland Health and Educational
Facilities Board, Revenue (Lee
University Project) (LOC;
Branch Banking and Trust Co.)	0.06	11/7/14	2,000,000	[a]	2,000,000
Texas—12.0%
Atascosa County Industrial
Development Corporation, PCR,
Refunding (San Miguel Electric
Cooperative, Inc. Project)
(LOC; National Rural Utilities
Cooperative Finance
Corporation)	0.10	11/7/14	9,000,000	[a]	9,000,000
Brazos County Health Facilities
Development Corporation,
Revenue, Refunding (Burleson
Saint Joseph Manor) (LOC;
Wells Fargo Bank)	0.16	11/7/14	6,500,000	[a]	6,500,000
Dallas County Community College
District, GO Notes	4.00	2/15/15	490,000		495,376
Dallas County Community College
District, GO Notes, Refunding	4.00	2/15/15	250,000		252,719
Dallas Independent School
District, GO Notes, Refunding
(LOC; Permanent School Fund
Guarantee Program)	4.00	2/15/15	100,000		101,071

16

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Deutsche Bank Spears/Lifers Trust
(Series DBE-482) (Red River
Education Financing Corporation,
Higher Education Revenue
(Texas Christian University Project))
(Liquidity Facility; Deutsche Bank
AG and LOC; Deutsche Bank AG)	0.17	11/7/14	3,000,000	[a,b,c]	3,000,000
Harris County Cultural Education
Facilities Finance Corporation, HR
(Texas Children’s Hospital Project)
(Citigroup ROCS, Series RR II
R-11821) (Liquidity Facility;
Citibank NA)	0.10	11/7/14	5,250,000	[a,b,c]	5,250,000
La Joya Independent School
District, GO Notes, Refunding
(LOC; Permanent School Fund
Guarantee Program)	4.50	2/15/15	500,000		506,208
Splendora Higher Education
Facilities Corporation,
Revenue (Fellowship Christian
Academy Project) (LOC;
Bank of America)	0.16	11/7/14	3,100,000	[a]	3,100,000
Tarrant County Cultural Education
Facilities Finance Corporation, HR
(Baylor Health Care System Project)
(LOC; Northern Trust Company)	0.05	11/7/14	870,000	[a]	870,000
Utah—.2%
Ogden City Redevelopment Agency,
Tax Increment Revenue (LOC;
Wells Fargo Bank)	0.16	11/7/14	410,000	[a]	410,000
Vermont—.5%
Vermont Educational and Health
Buildings Financing Agency,
Revenue (Capital Asset
Financing Program)
(LOC; Wells Fargo Bank)	0.10	11/7/14	1,190,000	[a]	1,190,000

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington—1.6%
Squaxin Island Tribe,
Tribal Infrastructure Revenue
(LOC; Bank of America)	0.13	11/7/14	620,000	[a]	620,000
Washington Housing Finance
Commission, MFHR, Refunding
(Lake City Senior Apartments
Project) (Liquidity Facility;
FHLMC and LOC; FHLMC)	0.06	11/7/14	2,600,000	[a]	2,600,000
Washington Housing Finance
Commission, Nonprofit Revenue
(District Council Number Five
Apprenticeship and Training
Trust Fund Project) (LOC;
Wells Fargo Bank)	0.16	11/7/14	470,000	[a]	470,000
Washington Housing Finance
Commission, Nonprofit Revenue
(The Evergreen School Project)
(LOC; Wells Fargo Bank)	0.16	11/7/14	200,000	[a]	200,000
Wisconsin—3.9%
Oak Creek,
GO Promissory Notes	2.00	4/1/15	1,000,000		1,007,350
Wisconsin Health and Educational
Facilities Authority, Revenue
(Madison Family Medicine
Residency Corporation, Inc.
Project) (LOC; JPMorgan
Chase Bank)	0.15	11/7/14	2,725,000	[a]	2,725,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Shady Lane, Inc. Project)
(LOC; U.S. Bank NA)	0.09	11/7/14	4,400,000	[a]	4,400,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Sinsinawa Nursing, Inc. Project)
(LOC; JPMorgan Chase Bank)	0.15	11/7/14	725,000	[a]	725,000

18

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Wisconsin (continued)
Wisconsin Health and Educational
Facilities Authority, Revenue
(Valley Packaging Industries,
Inc.) (LOC; JPMorgan Chase Bank)	0.10	11/7/14	475,000 [a]	475,000
Total Investments (cost $242,672,416)			100.6%	242,672,416
Liabilities, Less Cash and Receivables			(.6%)	(1,489,377)
Net Assets			100.0%	241,183,039

a Variable rate demand note—rate shown is the interest rate in effect at October 31, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2014, these securities amounted to $25,945,000 or 10.8% of net assets.
c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Education	20.0	Transportation Services	3.5
Industrial	18.7	County	3.3
Health Care	13.4	Special Tax	2.8
Housing	11.4	Pollution Control	2.6
Utility-Water and Sewer	4.9	State/Territory	1.3
City	4.6	Other	10.4
Utility-Electric	3.7		100.6

†	Based on net assets.

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York	SPEARS	Short Puttable Exempt
	Mortgage Agency		Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2014

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			242,672,416	242,672,416
Interest receivable				164,908
				242,837,324
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)				24,386
Cash overdraft due to Custodian				429,899
Payable for investment securities purchased				1,200,000
				1,654,285
Net Assets ($)				241,183,039
Composition of Net Assets ($):
Paid-in capital				241,165,700
Accumulated net realized gain (loss) on investments				17,339
Net Assets ($)				241,183,039

Net Asset Value Per Share
	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Net Assets ($)	17,658,748	30,741,583	11,595,952	181,186,756
Shares Outstanding	17,657,112	30,739,899	11,595,140	181,175,262
Net Asset Value Per Share ($)	1.00	1.00	1.00	1.00
See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS
Year Ended October 31, 2014

Investment Income ($):
Interest Income	421,651
Expenses:
Management fee—Note 2(a)	1,289,935
Distribution Plan fees (Investor Shares and Class B Shares)—Note 2(b)	488,938
Shareholder servicing costs (Class B Shares)—Note 2(c)	443,412
Directors’ fees—Note 2(a,d)	19,726
Total Expenses	2,242,011
Less—reduction in expenses due to undertaking—Note 2(a)	(1,800,726)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(19,726)
Net Expenses	421,559
Investment Income—Net	92
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	17,339
Net Increase in Net Assets Resulting from Operations	17,431
See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013
Operations ($):
Investment income—net	92	112
Net realized gain (loss) on investments	17,339	32,445
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,431	32,557
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(2,384)	(9)
Class R Shares	(6,464)	(31)
BASIC Shares	(1,660)	—
Class B Shares	(19,798)	(72)
Total Dividends	(30,306)	(112)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	70,503,067	71,676,696
Class R Shares	232,479,657	216,681,901
BASIC Shares	10,021,816	16,447,341
Class B Shares	482,346,837	546,447,290
Dividends reinvested:
Investor Shares	2,367	9
Class R Shares	442	1
BASIC Shares	1,653	—
Class B Shares	19,661	72
Cost of shares redeemed:
Investor Shares	(76,637,703)	(75,514,245)
Class R Shares	(256,882,931)	(238,638,274)
BASIC Shares	(13,146,714)	(15,745,839)
Class B Shares	(482,958,878)	(613,631,961)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(34,250,726)	(92,277,009)
Total Increase (Decrease) in Net Assets	(34,263,601)	(92,244,564)
Net Assets ($):
Beginning of Period	275,446,640	367,691,204
End of Period	241,183,039	275,446,640

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Investor Shares	2014	2013		2012		2011		2010
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net[a]	.000	.000		.000		.000		.000
Distributions:
Dividends from
investment income—net[a]	(.000)	(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00	1.00		1.00		1.00		1.00
Total Return (%)	.01	.00	[b]	.00	[b]	.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.71		.71		.71		.71
Ratio of net expenses
to average net assets	.16	.23		.28		.38		.45
Ratio of net investment income
to average net assets[b]	.00	.00		.00		.00		.00
Net Assets, end of period ($ x 1,000)	17,659	23,792		27,625		30,764		40,202

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

24

			Year Ended October 31,
Class R Shares	2014		2013		2012		2011		2010
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net[a]	.000		.000		.000		.000		.000
Distributions:
Dividends from
investment income—net[a]	(.000)		(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.01		.00	[b]	.00	[b]	.00	[b]	.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51		.51		.51		.51		.51
Ratio of net expenses
to average net assets	.16		.24		.29		.38		.45
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.01
Net Assets, end of period ($ x 1,000)	30,742		55,149		77,098		48,390		97,824

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

			Year Ended October 31,
BASIC Shares	2014		2013		2012		2011		2010
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net[a]	.000		.000		.000		.000		.000
Distributions:
Dividends from
investment income—net[a]	(.000)		(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.01		.00	[b]	.00	[b]	.00	[b]	.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51		.51		.51		.51		.51
Ratio of net expenses
to average net assets	.17		.23		.28		.38		.45
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.01
Net Assets, end of period ($ x 1,000)	11,596		14,720		14,017		26,003		32,297

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

26

		Year Ended October 31,
Class B Shares	2014	2013		2012		2011		2010
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net[a]	.000	.000		.000		.000		.000
Distributions:
Dividends from
investment income—net[a]	(.000)	(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00	1.00		1.00		1.00		1.00
Total Return (%)	.01	.00	[b]	.00	[b]	.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.01		1.01		1.01		1.01
Ratio of net expenses
to average net assets	.16	.23		.29		.37		.45
Ratio of net investment income
to average net assets[b]	.00	.00		.00		.00		.00
Net Assets, end of period ($ x 1,000)	181,187	181,787		248,951		229,126		227,987

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Fund 27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek a high level of current income, consistent with stability of principal, that is exempt from federal income taxes. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor, Class R, BASIC and Class B. Investor shares and Class B shares are sold primarily to clients of financial institutions that have entered into selling agreements with the Distributor, and bear a Distribution Plan fee. Class B shares also bear a Shareholder Services Plan fee. BASIC shares are sold to any investor and bear no Distribution Plan or Shareholder Services Plan fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation

28

and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund’s investments:

		Short-Term
Valuation Inputs		Investments ($)†
Level 1—Unadjusted Quoted Prices	-	—
Level 2—Other Significant Observable Inputs		242,672,416
Level 3—Significant Unobservable Inputs		—
Total		242,672,416
† See Statement of Investments for additional detailed categorizations.

At October 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for

30

accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were as follows: tax-exempt income $92 and $112, and ordinary income $30,214 and $0, respectively.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2014, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund increased accumulated undistributed investment income-net by $30,214 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At October 31, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at an annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, Distribution Plan fees, Shareholder Services Plan fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2014, fees reimbursed by the Manager amounted to $19,726.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,800,726 during the period ended October 31, 2014.

32

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares and Class B shares may pay annually up to .25% of the value of their average daily net assets (Investor shares are currently limited by the Board to .20%) attributable to Investor shares and Class B shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares and Class B shares. During the period ended October 31, 2014, Investor shares and Class B shares were charged $45,526 and $443,412, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan subject to Rule 12b-1 under the Act, pursuant to which the fund pays the Distributor for the provision of certain services to the holders of its Class B shares a fee at an annual rate of .25% of the value of the fund’s average daily net assets attributable to Class B shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may enter into Shareholder Services Agreements (the “Agreements”) with Service Agents and make payments to Service Agents with respect to these services. During the period ended October 31, 2014, Class B shares were charged $443,412, pursuant to the Shareholder Services Plan.

The Company and the Distributor may suspend or reduce payments under the Shareholder Services Plan at any time, and payments are subject to the continuation of the Shareholder Services Plan and the Agreements described above. From time to time, the Service Agents, the Distributor and the Company may agree to voluntarily reduce the maximum fees payable under the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $102,891, Distribution Plan fees $40,632 and Shareholder Services Plan fees $37,422, which are offset against an expense reimbursement currently in effect in the amount of $156,559.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Directors and/or common officers, complies with Rule 17a-7 under the Act. During the period ended October 31, 2014, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $46,470,000 and $116,865,000, respectively.

NOTE 4—Regulatory Developments:

On July 23, 2014, the SEC adopted amendments to the rules that govern money market mutual funds. In part, the amendments will require structural changes to most types of money market funds to one extent or another; however, the SEC provided for an extended two-year transition period to comply with such structural requirements. At this time, management is evaluating the reforms adopted and the manner for implementing these reforms over time and its impact on the financial statements.

34

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus AMT-Free Municipal Reserves (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus AMT-Free Municipal Reserves as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2014

The Fund 35

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended October 31, 2014 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $30,214 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s tax-exempt dividends paid for the 2014 calendar year on Form 1099-DIV, which will be mailed in early 2015.

36

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Francine J. Bovich (63)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 69
———————
Benaree Pratt Wiley (68)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member
J.Tomlinson Fort, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 144 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 164 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

40

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Bond Market
Index Fund

ANNUAL REPORT October 31, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
70	TBA Sale Commitments
71	Statement of Assets and Liabilities
72	Statement of Operations
73	Statement of Changes in Net Assets
75	Financial Highlights
77	Notes to Financial Statements
87	Report of Independent Registered Public Accounting Firm
88	Important Tax Information
89	Board Members Information
91	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Bond Market Index Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Contrary to most analysts’ expectations, U.S. fixed-income securities generally gained value as long-term interest rates fell during 2014. Under most circumstances, bond yields tend to climb and prices fall during economic recoveries such as the one that prevailed over the past 12 months. However, international developments led to a surge in demand for a relatively limited supply of U.S. government securities, causing a supply-and-demand imbalance that drove yields lower and prices higher. Higher yielding sectors of the bond market also fared relatively well as credit conditions improved in the recovering U.S. economy.

We currently hold a relatively cautious view of the near- to intermediate-term prospects for fixed-income securities.The U.S. economy appears likely to continue to accelerate as several longstanding drags—including tight fiscal policies and private sector deleveraging—fade from the scene. In an improving economic environment, the Federal Reserve Board (the “Fed”) may begin to raise short-term interest rates sometime in 2015. In addition, the recent end of the Fed’s quantitative easing program has removed a degree of investor demand from the market. Therefore, we believe selectivity and a long-term perspective seem poised to become more important determinants of investment success.As always, we urge you to talk regularly with your financial advisor to assess the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by Nancy G. Rogers, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus Bond Market Index Fund’s Investor shares produced a total return of 3.62%, and its BASIC shares produced a total return of 3.97%.1 In comparison, the Barclays U.S.Aggregate Bond Index (the “Index”) achieved a total return of 4.14% for the same period.2

A recovering U.S. economy and rising long-term interest rates caused bond prices to fall during the final months of 2013, but renewed economic uncertainties and favorable supply-and-demand dynamics sent long-term interest rates lower and bond prices higher over the first 10 months of 2014. The difference in returns between the fund and the Index was primarily the result of transaction costs and other operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index.To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index (or other instruments with similar characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 1,700 securities as compared to approximately 8,000 securities in the Index.The fund’s average duration—a measure of sensitivity to changing interest rates—generally remains neutral to the Index. As of October 31, 2014, the average duration of the fund was approximately 5.5 years.

Economic and Technical Factors Drove Market Performance

By the end of 2013, evidence of an accelerating economic recovery and the Federal Reserve Board (the “Fed”)’s decision to gradually reduce its quantitative easing program drove yields of 10-year U.S. Treasury securities above 3%. However, renewed global economic concerns soon caused yields to moderate, and the Fed

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

made clear that short-term interest rates were likely to remain near historically low levels for some time to come.The Fed’s generally dovish tone helped improve clarity in the market, reducing investor uncertainty. Meanwhile, harsh winter weather dampened domestic economic activity, causing U.S. GDP to contract at a 2.1% annualized rate over the first quarter of 2014.

In contrast, economic growth rebounded at a 4.6% annualized rate during the second quarter and an estimated 3.5% annualized rate over the third quarter. Labor markets continued to strengthen, and the Fed continued to taper its bond purchases until the program ended on October 31. Nonetheless, robust investor demand for a relatively limited supply of securities—including reduced issuance of mortgage-backed securities—kept yields low. Rates fell more sharply at the longer end of the market’s maturity spectrum, causing yield differences between short- and long-term bonds to narrow.

International developments also influenced the U.S. bond market over the reporting period. Intensifying conflicts in the Middle East, Western sanctions over Russia’s intervention into an already unstable political situation in Ukraine, political protests in Hong Kong, and the spread of Ebola in West Africa worried fixed-income investors, sparking a “flight to quality” toward traditional safe havens, including U.S. Treasury securities. Aggressively accommodative monetary policy actions from central banks in Europe and Japan also drove global investors to U.S. Treasuries, which generally provided higher yields than other high-quality sovereign bonds, such as the German bund.

Most Bond Market Sectors Produced Positive Results

The U.S. bond market benefited from strength among long-term U.S. Treasury securities in the falling interest-rate environment, which surprised many analysts who had expected long-term rates to rise as economic growth accelerated and the Fed reduced its bond purchases.Yet, higher yielding bond market sectors generally outpaced U.S. government securities when credit conditions improved and income-oriented investors resumed their reach for more competitive yields. Corporate-backed bonds produced some of the market’s highest total returns over the reporting period

4

as business conditions improved. Commercial mortgage-backed securities benefited from the same factors, as well as a change in the Index that increased its allocation to commercial mortgages and shifted its focus to larger mortgage-backed issues with strong liquidity characteristics.Asset-backed securities and residential mortgage-backed securities also added a degree of value to the overall market’s results.

Replicating the Index’s Composition

As an index fund, we attempt to match closely the returns of the Index by approximating its composition. As of October 31, 2014, approximately 68% of the fund’s assets was invested in Government and Agency securities, 25% in corporate bonds and asset-backed securities, 9% in money market investments, 5% in foreign/governmental securities and 2% in commercial mortgage-backed securities and municipal bonds. Moreover, all of the fund’s corporate securities were rated at least BBB- or better, and the fund has maintained an overall credit quality and duration posture that is closely aligned with that of the Index.

November 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance.The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/14
	1 Year	5 Years	10 Years
BASIC shares	3.97%	3.95%	4.42%
Investor shares	3.62%	3.67%	4.16%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.64%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in each of the BASIC and Investor shares of Dreyfus Bond Market Index Fund on 10/31/04 to a $10,000 investment made in the Barclays U.S. Aggregate Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for BASIC and Investor shares.The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$2.04	$ .76
Ending value (after expenses)	$1,020.20	$ 1,022.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$2.04	$ .77
Ending value (after expenses)	$1,023.19	$ 1,024.45

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for BASIC shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
October 31, 2014

	Coupon	Maturity	Principal
Bonds and Notes—100.1%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables—.3%
Ally Auto Receivables Trust,
Ser. 2012-3, Cl. A4	1.06	2/15/17	500,000		502,688
AmeriCredit Automobile Receivables
Trust, Ser. 2013-5, Cl. A3	0.90	9/10/18	1,000,000		1,001,800
AmeriCredit Automobile Receivables
Trust, Ser. 2014-2, Cl. A3	0.94	2/8/19	1,170,000		1,168,148
Carmax Auto Owner Trust,
Ser. 2013-2, Cl. A4	0.84	11/15/18	650,000		646,971
Ford Credit Auto Owner Trust,
Ser. 2012-B, Cl. A4	1.00	9/15/17	400,000		401,669
Mercedes-Benz Auto Lease Trust,
Ser. 2013-A, Cl. A3	0.59	2/15/16	950,255		950,543
Santander Drive Auto Receivables
Trust, Ser. 2014-3, Cl. A3	0.81	7/16/18	1,370,000		1,370,290
World Omni Auto Receivables Trust,
Ser. 2013-B, Cl. A3	0.83	8/15/18	1,000,000		1,001,361
					7,043,470
Asset-Backed Ctfs./
Credit Cards—.3%
Capital One Multi-Asset Execution
Trust, Ser. 2007-A7, Cl. A7	5.75	7/15/20	565,000		634,109
Chase Issuance Trust,
Ser. 2012-A8, Cl. A8	0.54	10/16/17	1,250,000		1,250,787
Citibank Credit Card Issuance
Trust, Ser. 2013-A3, Cl. A3	1.11	7/23/18	1,000,000		1,005,411
Citibank Credit Card Issuance
Trust, Ser. 2007-A8, Cl. A8	5.65	9/20/19	3,000,000		3,368,898
					6,259,205
Commercial Mortgage
Pass-Through Ctfs.—1.6%
Banc of America Commercial
Mortgage Trust, Ser. 2007-1,
Cl. A4	5.45	1/15/49	947,392		1,022,877
Banc of America Commercial
Mortgage Trust, Ser. 2007-4,
Cl. A4	5.95	2/10/51	233,809	[a]	257,313

8

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Bear Stearns Commercial Mortgage
Securities Trust,
Ser. 2005-PWR8, Cl. A4	4.67	6/11/41	221,348		223,912
Bear Stearns Commercial Mortgage
Securities Trust,
Ser. 2005-PWR9, Cl. A4A	4.87	9/11/42	722,758		737,731
Bear Stearns Commercial Mortgage
Securities Trust,
Ser. 2006-PW14, Cl. A4	5.20	12/11/38	1,000,000		1,071,648
Bear Stearns Commercial Mortgage
Securities Trust,
Ser. 2005-PW10, Cl. A4	5.41	12/11/40	162,631	[a]	167,640
Bear Stearns Commercial Mortgage
Securities Trust,
Ser. 2006-PW12, Cl. A4	5.70	9/11/38	834,907	[a]	884,850
Citigroup Commercial Mortgage
Trust, Ser. 2014-GC19, Cl. A2	2.79	3/10/47	1,250,000		1,285,908
Citigroup Commercial Mortgage
Trust, Ser. 2006-C4, Cl. A3	5.78	3/15/49	198,673	[a]	209,441
Citigroup Commercial Mortgage
Trust, Ser. 2008-C7, Cl. A4	6.13	12/10/49	1,100,000	[a]	1,220,288
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2,
Cl. A4	5.30	1/15/46	85,000	[a]	88,344
COBALT CMBS Commercial Mortgage
Trust, Ser. 2007-C3, Cl. A4	5.77	5/15/46	889,584	[a]	975,721
Commercial Mortgage Trust,
Ser. 2014-LC15, Cl. A2	2.84	4/10/47	2,000,000		2,061,216
Commercial Mortgage Trust,
Ser. 2012-CR4, Cl. A3	2.85	10/15/45	1,000,000		991,813
Commercial Mortgage Trust,
Ser. 2014-CR16, Cl. A4	4.05	4/10/47	1,200,000		1,282,085
Commercial Mortgage Trust,
Ser. 2013-CR11, Cl. B	5.16	10/10/46	750,000	[a]	837,043
Credit Suisse Commercial Mortgage
Trust, Ser. 2006-C3, Cl. A3	5.81	6/15/38	1,410,764	[a]	1,485,781

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
GS Mortgage Securities Trust,
Ser. 2014-GC18, Cl. A3	3.80	1/10/47	500,000		523,074
GS Mortgage Securities Trust,
Ser. 2007-GG10, Cl. A4	5.80	8/10/45	903,440	[a]	988,673
J.P. Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	516,643	[a]	525,479
J.P. Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2007-LDPX, Cl. A3	5.42	1/15/49	60,304		65,106
J.P. Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2007-CB18, Cl. A4	5.44	6/12/47	337,972		363,566
J.P. Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2006-CB14, Cl. A4	5.48	12/12/44	433,405	[a]	448,291
J.P. Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2007-CB20, Cl. A4	5.79	2/12/51	1,000,000	[a]	1,094,136
JPMBB Commercial Mortgage
Securities Trust,
Ser. 2013-C15, Cl. A5	4.13	11/15/45	500,000		538,475
JPMorgan Chase
Commercial Mortgage
Securities Trust,
Ser. 2012-LC9, Cl. A5	2.84	12/15/47	1,000,000		989,940
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Cl. A3	5.43	2/15/40	981,900		1,063,811
Merrill Lynch Mortgage Trust,
Ser. 2006-C2, Cl. A4	5.74	8/12/43	898,725	[a]	957,700
Merrill Lynch Mortgage Trust,
Ser. 2007-C1, Cl. A4	5.84	6/12/50	1,000,000	[a]	1,097,993
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2007-7, Cl. A4	5.74	6/12/50	1,200,000	[a]	1,308,096
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2006-2, Cl. A4	6.06	6/12/46	976,905	[a]	1,034,316

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Morgan Stanley Bank of America
Merrill Lynch Trust,
Ser. 2013-C9, Cl. A1	0.83	5/15/46	772,664		771,400
Morgan Stanley Bank of America
Merrill Lynch Trust,
Ser. 2013-C10, Cl. A1	1.39	7/15/46	70,809		71,331
Morgan Stanley Bank of America
Merrill Lynch Trust,
Ser. 2013-C8, Cl. A4	3.13	12/15/48	1,000,000		1,005,831
Morgan Stanley Capital I Trust,
Ser. 2007-IQ14, Cl. A4	5.69	4/15/49	1,300,000	[a]	1,413,050
Morgan Stanley Capital I Trust,
Ser. 2006-HQ9, Cl. A4	5.73	7/12/44	418,478	[a]	442,148
UBS Commercial Mortgage Trust,
Ser. 2012-C1, Cl. A3	3.40	5/10/45	500,000		516,039
UBS-Barclays Commercial Mortgage
Trust, Ser. 2012-C4, Cl. A5	2.85	12/10/45	500,000		493,907
UBS-Barclays Commercial Mortgage
Trust, Ser. 2012-C3, Cl. A4	3.09	8/10/49	500,000		504,333
UBS-Barclays Commercial Mortgage
Trust, Ser. 2013-C6, Cl. A4	3.24	4/10/46	1,412,000		1,428,211
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A7	5.12	7/15/42	721,703	[a]	733,936
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C27, Cl. A3	5.77	7/15/45	2,934,312	[a]	3,094,555
WF-RBS Commercial Mortgage Trust,
Ser. 2013-C14, Cl. ASB	2.98	6/15/46	1,500,000		1,526,705
WF-RBS Commercial Mortgage Trust,
Ser. 2014-C20, Cl. A2	3.04	5/15/47	1,000,000		1,037,761
					38,841,474
Consumer Discretionary—2.5%
21st Century Fox America,
Gtd. Notes	3.70	9/15/24	750,000	[b]	763,691
21st Century Fox America,
Gtd. Notes	6.20	12/15/34	250,000		312,900
21st Century Fox America,
Gtd. Notes	6.65	11/15/37	360,000		466,851

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Discretionary (continued)
21st Century Fox America,
Gtd. Notes	7.75	12/1/45	100,000	147,258
21st Century Fox America,
Gtd. Notes	8.25	8/10/18	150,000	183,920
Autonation,
Gtd. Notes	6.75	4/15/18	300,000	341,146
Autozone,
Sr. Unscd. Notes	1.30	1/13/17	1,000,000	1,003,068
Bed Bath & Beyond,
Sr. Unscd. Notes	3.75	8/1/24	1,000,000	1,005,864
Carnival,
Gtd. Notes	3.95	10/15/20	300,000	315,682
CBS,
Gtd. Notes	4.90	8/15/44	950,000	952,096
CBS,
Gtd. Notes	5.50	5/15/33	250,000	275,031
CBS,
Gtd. Debs	7.88	7/30/30	300,000	409,325
Comcast,
Gtd. Notes	2.85	1/15/23	300,000	296,854
Comcast,
Gtd. Notes	4.25	1/15/33	500,000	511,435
Comcast,
Gtd. Bonds	4.75	3/1/44	500,000	539,416
Comcast,
Gtd. Notes	5.70	7/1/19	1,000,000	1,156,267
Comcast,
Gtd. Notes	6.45	3/15/37	1,150,000	1,484,142
Comcast,
Gtd. Bonds	6.50	1/15/17	1,000,000	1,117,244
Comcast Cable Communications
Holdings, Gtd. Notes	9.46	11/15/22	304,000	436,478
Costco Wholesale,
Sr. Unscd. Notes	5.50	3/15/17	500,000	552,820
CVS Health,
Sr. Unscd. Notes	2.25	8/12/19	1,000,000	996,680
CVS Health,
Sr. Unscd. Notes	5.75	6/1/17	30,000	33,319
CVS Health,
Sr. Unscd. Notes	6.13	9/15/39	1,000,000	1,256,385

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Consumer Discretionary (continued)
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	200,000		302,933
DirecTV Holdings/Financing,
Gtd. Notes	3.50	3/1/16	1,500,000		1,550,725
DirecTV Holdings/Financing,
Gtd. Notes	6.00	8/15/40	800,000		901,258
Discovery Communications,
Gtd. Notes	6.35	6/1/40	700,000		842,928
Dollar General,
Sr. Unscd. Notes	1.88	4/15/18	1,000,000		958,410
Ford Motor,
Sr. Unscd. Notes	4.75	1/15/43	1,000,000		1,024,227
Grupo Televisa,
Sr. Unscd. Notes	5.00	5/13/45	750,000		750,150
Hasbro,
Sr. Unscd. Notes	3.15	5/15/21	750,000		757,676
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	1,050,000		1,116,986
Home Depot,
Sr. Unscd. Notes	5.40	9/15/40	300,000		355,094
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	650,000		823,798
Interpublic Group,
Sr. Unscd. Notes	4.20	4/15/24	500,000		509,569
Johnson Controls,
Sr. Unscd. Notes	5.50	1/15/16	1,300,000		1,373,593
Kohl’s,
Sr. Unscd. Notes	4.75	12/15/23	500,000		535,653
Lowe’s Cos.,
Sr. Unscd. Notes	3.13	9/15/24	1,500,000	[c]	1,501,232
Lowe’s Cos.,
Sr. Unscd. Notes	3.88	9/15/23	500,000		532,401
Macy’s Retail Holdings,
Gtd. Notes	5.90	12/1/16	500,000		549,247
Marriott International,
Sr. Unscd. Notes, Ser. N	3.13	10/15/21	1,000,000		1,001,517
Mattel,
Sr. Unscd. Notes	2.35	5/6/19	500,000		497,382
McDonald’s,
Sr. Unscd. Notes	5.35	3/1/18	1,050,000		1,177,110

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Consumer Discretionary (continued)
NBCUniversal Media,
Gtd. Notes	5.15	4/30/20	1,500,000		1,708,898
NIKE,
Sr. Unscd. Notes	2.25	5/1/23	300,000		287,501
NIKE,
Sr. Unscd. Notes	3.63	5/1/43	300,000		289,620
Nordstrom,
Sr. Unscd. Bonds	4.75	5/1/20	500,000		554,343
Omnicom Group,
Gtd. Notes	3.63	5/1/22	500,000		513,214
Pepsico,
Sr. Unscd. Notes	4.88	11/1/40	500,000		549,258
Philip Morris International,
Sr. Unscd. Notes	2.50	8/22/22	1,100,000		1,066,849
Procter & Gamble,
Sr. Unscd. Notes	5.55	3/5/37	300,000		375,642
QVC,
Sr. Scd. Notes	5.45	8/15/34	500,000	[b]	484,932
Signet UK Finance,
Gtd. Notes	4.70	6/15/24	500,000		509,466
Starbucks,
Sr. Unscd. Bonds	6.25	8/15/17	750,000		848,119
Target,
Sr. Unscd. Notes	2.30	6/26/19	1,000,000		1,006,642
Target,
Sr. Unscd. Notes	5.38	5/1/17	400,000		441,208
Target,
Sr. Unscd. Notes	7.00	1/15/38	228,000		314,627
Thomson Reuters,
Gtd. Notes	6.50	7/15/18	800,000		918,822
Time Warner,
Gtd. Notes	4.75	3/29/21	1,500,000		1,652,250
Time Warner,
Gtd. Notes	7.63	4/15/31	1,100,000		1,506,486
Time Warner Cable,
Gtd. Debs	4.50	9/15/42	500,000		494,845
Time Warner Cable,
Gtd. Notes	6.55	5/1/37	350,000		441,833
Time Warner Cable,
Gtd. Debs	7.30	7/1/38	495,000		683,253

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Discretionary (continued)
Time Warner Cable,
Gtd. Notes	8.25	4/1/19	1,000,000	1,242,979
Time Warner Cos.,
Gtd. Debs.	6.95	1/15/28	325,000	414,615
Tyson Foods,
Gtd. Bonds	5.15	8/15/44	500,000	535,923
Viacom,
Sr. Unscd. Notes	4.38	3/15/43	1,250,000	1,156,163
Viacom,
Sr. Unscd. Notes	6.88	4/30/36	235,000	296,408
Wal-Mart Stores,
Sr. Unscd. Notes	3.63	7/8/20	3,100,000	3,320,088
Wal-Mart Stores,
Sr. Unscd. Bonds	4.30	4/22/44	1,000,000	1,046,688
Wal-Mart Stores,
Sr. Unscd. Notes	5.25	9/1/35	600,000	711,358
Wal-Mart Stores,
Sr. Unscd. Notes	6.50	8/15/37	635,000	858,553
Walt Disney,
Sr. Unscd. Notes	3.75	6/1/21	500,000	538,444
Walt Disney,
Sr. Unscd. Notes, Ser. B	7.00	3/1/32	150,000	211,080
WPP Finance 2010,
Gtd. Notes	3.75	9/19/24	750,000	747,834
Wyndham Worldwide,
Sr. Unscd. Notes	2.50	3/1/18	500,000	503,312
Wyndham Worldwide,
Sr. Unscd. Notes	3.90	3/1/23	500,000	492,643
Xerox,
Sr. Unscd. Notes	3.80	5/15/24	500,000	490,974
Xerox,
Sr. Unscd. Notes	6.75	2/1/17	750,000	836,643
Yale University,
Sr. Unscd. Notes	2.09	4/15/19	300,000	303,088
Yum! Brands,
Sr. Unscd. Notes	6.88	11/15/37	168,000	213,079
				60,187,441
Consumer Staples—1.2%
Altria Group,
Gtd. Notes	4.25	8/9/42	1,000,000	940,089

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Staples (continued)
Altria Group,
Gtd. Notes	9.70	11/10/18	1,210,000	1,560,935
Anheuser-Busch Cos.,
Gtd. Notes	5.50	1/15/18	145,000	161,848
Anheuser-Busch Inbev Finance,
Gtd. Notes	0.80	1/15/16	500,000	501,007
Anheuser-Busch Inbev Finance,
Gtd. Notes	1.13	1/27/17	1,000,000	1,004,029
Anheuser-Busch Inbev Finance,
Gtd. Notes	2.63	1/17/23	500,000	479,748
Anheuser-Busch Inbev Finance,
Gtd. Notes	3.70	2/1/24	1,000,000	1,031,197
Anheuser-Busch Inbev Finance,
Gtd. Notes	4.00	1/17/43	300,000	286,520
Anheuser-Busch Inbev Worldwide
Gtd. Notes	5.38	1/15/20	1,000,000	1,136,921
Archer-Daniels-Midland,
Sr. Unscd. Notes	5.45	3/15/18	130,000	146,017
Coca-Cola,
Sr. Unscd. Notes	3.30	9/1/21	2,000,000	2,100,880
Coca-Cola Femsa,
Gtd. Bonds	2.38	11/26/18	400,000	404,060
Colgate-Palmolive,
Sr. Unscd. Notes	2.45	11/15/21	1,500,000	1,491,363
ConAgra Foods,
Sr. Unscd. Notes	1.30	1/25/16	500,000	501,814
ConAgra Foods,
Sr. Unscd. Notes	1.90	1/25/18	500,000	497,921
ConAgra Foods,
Sr. Unscd. Notes	3.20	1/25/23	210,000	203,988
ConAgra Foods,
Sr. Unscd. Notes	4.65	1/25/43	198,000	196,435
ConAgra Foods,
Sr. Unscd. Notes	7.00	10/1/28	350,000	448,763
Diageo Capital,
Gtd. Notes	5.75	10/23/17	720,000	809,390
Diageo Investment,
Gtd. Notes	4.25	5/11/42	1,000,000	994,297
Dr. Pepper Snapple Group,
Gtd. Notes	6.82	5/1/18	200,000	233,070

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Staples (continued)
General Mills,
Sr. Unscd. Notes	5.70	2/15/17	1,300,000	1,432,163
Kellogg,
Sr. Unscd. Debs., Ser. B	7.45	4/1/31	340,000	446,751
Kimberly-Clark,
Sr. Unscd. Notes	3.70	6/1/43	1,000,000	945,019
Kraft Foods Group,
Sr. Unscd. Notes	2.25	6/5/17	490,000	500,423
Kraft Foods Group,
Sr. Unscd. Notes	3.50	6/6/22	490,000	502,319
Kraft Foods Group,
Sr. Unscd. Notes	5.00	6/4/42	400,000	428,406
Kroger,
Gtd. Notes	7.50	4/1/31	800,000	1,062,317
Mondelez International,
Sr. Unscd. Notes	4.00	2/1/24	1,000,000	1,033,978
Mondelez International,
Sr. Unscd. Notes	6.50	2/9/40	253,000	323,210
Pepsi Bottling Group,
Gtd. Notes, Ser. B	7.00	3/1/29	800,000	1,098,448
PepsiCo,
Sr. Unscd. Notes	7.90	11/1/18	1,000,000	1,230,557
Philip Morris International,
Sr. Unscd. Notes	4.50	3/20/42	650,000	669,661
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	760,000	860,945
Reynolds American,
Gtd. Notes	4.85	9/15/23	650,000	702,187
Sysco,
Gtd. Notes	2.35	10/2/19	1,250,000	1,258,904
Sysco,
Gtd. Notes	5.38	9/21/35	350,000	405,961
				28,031,541
Energy—2.8%
Anadarko Petroleum,
Sr. Unscd. Notes	3.45	7/15/24	1,000,000	987,781
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	350,000	380,500
Anadarko Petroleum,
Sr. Unscd. Notes	6.45	9/15/36	150,000	185,719

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Energy (continued)
Apache,
Sr. Unscd. Notes	4.75	4/15/43	1,000,000	1,005,309
Apache,
Sr. Unscd. Notes	6.00	1/15/37	380,000	444,376
BP Capital Markets,
Gtd. Notes	1.85	5/5/17	1,250,000	1,268,329
BP Capital Markets,
Gtd. Notes	2.50	11/6/22	800,000	760,663
BP Capital Markets,
Gtd. Notes	3.20	3/11/16	1,000,000	1,032,837
BP Capital Markets,
Gtd. Notes	3.25	5/6/22	1,200,000	1,205,574
Buckeye Partners,
Sr. Unscd. Notes	2.65	11/15/18	250,000	249,965
Cameron International,
Sr. Unscd. Notes	1.40	6/15/17	500,000	500,273
Cameron International,
Sr. Unscd. Notes	5.13	12/15/43	175,000	187,622
Canadian Natural Resources,
Sr. Unscd. Notes	6.25	3/15/38	430,000	522,105
Cenovus Energy,
Sr. Unscd. Notes	3.80	9/15/23	1,000,000	1,015,411
Chevron,
Sr. Unscd. Notes	0.89	6/24/16	500,000	502,754
Chevron,
Sr. Unscd. Notes	1.72	6/24/18	1,000,000	1,010,162
Chevron,
Sr. Unscd. Notes	3.19	6/24/23	400,000	408,762
CNOOC Finance 2013,
Gtd. Notes	1.13	5/9/16	500,000	500,409
CNOOC Finance 2013,
Gtd. Notes	3.00	5/9/23	500,000	475,173
ConocoPhillips,
Gtd. Notes	2.40	12/15/22	1,000,000	967,607
ConocoPhillips,
Gtd. Notes	6.50	2/1/39	1,000,000	1,330,860
ConocoPhillips Holding,
Sr. Unscd. Notes	6.95	4/15/29	125,000	169,296
Continental Resources,
Gtd. Notes	3.80	6/1/24	500,000	495,042

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Continental Resources,
Gtd. Notes	4.50	4/15/23	500,000		524,639
Devon Energy,
Sr. Unscd. Notes	5.60	7/15/41	650,000		736,977
Devon Financing,
Gtd. Debs	7.88	9/30/31	275,000		384,204
Enable Midstream Partners,
Gtd. Notes	5.00	5/15/44	500,000	[b]	506,544
Enbridge Energy Partners,
Sr. Unscd. Notes	5.50	9/15/40	720,000		768,020
Encana,
Sr. Unscd. Bonds	7.20	11/1/31	625,000		807,702
Energy Transfer Partners,
Sr. Unscd. Notes	3.60	2/1/23	1,000,000	[c]	981,416
Energy Transfer Partners,
Sr. Unscd. Notes	4.90	2/1/24	500,000	[c]	533,691
Energy Transfer Partners,
Sr. Unscd. Notes	5.15	2/1/43	500,000		500,296
Enterprise Products Operating,
Gtd. Notes	3.35	3/15/23	600,000		595,876
Enterprise Products Operating,
Gtd. Notes	4.45	2/15/43	750,000		731,624
Enterprise Products Operating,
Gtd. Bonds, Ser. L	6.30	9/15/17	1,000,000		1,138,493
Exelon Generation,
Sr. Unscd. Notes	5.20	10/1/19	1,000,000		1,119,799
Halliburton,
Sr. Unscd. Notes	6.15	9/15/19	1,200,000		1,418,222
Hess,
Sr. Unscd. Bonds	7.88	10/1/29	175,000		237,359
Hess,
Sr. Unscd. Notes	8.13	2/15/19	1,200,000		1,472,513
Kerr-McGee,
Gtd. Notes	6.95	7/1/24	600,000		750,978
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	3.50	9/1/23	500,000		480,471
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	4.15	3/1/22	1,000,000		1,023,756
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.00	3/1/43	300,000		277,743

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	7.40	3/15/31	350,000		420,030
Marathon Oil,
Sr. Unscd. Notes	5.90	3/15/18	500,000		565,096
Marathon Oil,
Sr. Unscd. Notes	6.60	10/1/37	550,000		693,296
Marathon Petroleum,
Sr. Unscd. Notes	4.75	9/15/44	500,000	[c]	505,082
Nabors Industries,
Gtd. Notes	2.35	9/15/16	450,000		457,030
Nexen Energy,
Gtd. Notes	5.88	3/10/35	125,000		145,624
Noble Energy,
Sr. Unscd. Notes	4.15	12/15/21	539,000		575,746
Noble Holding International,
Gtd. Notes	3.95	3/15/22	1,000,000	[c]	966,124
Occidental Petroleum,
Sr. Unscd. Notes, Ser. 1	4.10	2/1/21	1,700,000		1,836,270
ONEOK Partners,
Gtd. Notes	5.00	9/15/23	500,000	[c]	543,783
ONEOK Partners,
Gtd. Notes	6.15	10/1/16	545,000		594,255
ONEOK Partners,
Gtd. Notes	6.85	10/15/37	60,000		73,400
Petrobras Global Finance,
Gtd. Notes	2.00	5/20/16	550,000		549,593
Petrobras Global Finance,
Gtd. Notes	3.00	1/15/19	500,000		488,620
Petrobras Global Finance,
Gtd. Notes	5.63	5/20/43	500,000		458,635
Petrobras Global Finance,
Gtd. Notes	7.25	3/17/44	500,000		550,480
Petrobras International Finance,
Gtd. Notes	5.38	1/27/21	2,500,000		2,572,150
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	625,000		673,269
Phillips 66,
Gtd. Notes	2.95	5/1/17	590,000		613,051
Pioneer Natural Resources,
Sr. Unscd. Notes	3.95	7/15/22	1,000,000		1,009,643

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Plains All American Pipeline,
Sr. Unscd. Notes	3.85	10/15/23	750,000		765,031
Plains All American Pipeline,
Sr. Unscd. Notes	6.13	1/15/17	525,000		579,481
Pride International,
Gtd. Notes	6.88	8/15/20	1,000,000		1,170,329
Shell International Finance,
Gtd. Notes	4.30	9/22/19	1,600,000		1,766,858
Shell International Finance,
Gtd. Notes	6.38	12/15/38	500,000		664,272
Spectra Energy Capital,
Gtd. Notes	8.00	10/1/19	225,000		279,167
Spectra Energy Partners,
Sr. Unscd. Notes	5.95	9/25/43	400,000		482,525
Statoil,
Gtd. Notes	2.65	1/15/24	1,000,000		962,276
Statoil,
Gtd. Notes	5.25	4/15/19	1,600,000		1,820,534
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	950,000		1,245,214
Sunoco Logistics Partners
Operations, Gtd. Notes	3.45	1/15/23	200,000		196,695
Sunoco Logistics Partners
Operations, Gtd. Notes	4.95	1/15/43	200,000		197,130
Talisman Energy,
Sr. Unscd. Notes	6.25	2/1/38	200,000		210,453
Tennessee Gas Pipeline,
Sr. Unscd. Debs	7.00	10/15/28	390,000		481,580
Tennessee Gas Pipeline,
Sr. Unscd Debs	7.63	4/1/37	70,000		89,259
Total Capital,
Gtd. Notes	2.13	8/10/18	1,500,000		1,525,134
Total Capital,
Gtd. Notes	4.45	6/24/20	1,400,000		1,560,296
Total Capital International,
Gtd. Notes	2.75	6/19/21	500,000		502,109
Total Capital International,
Gtd. Notes	3.75	4/10/24	340,000	[c]	353,569
TransCanada Pipelines,
Sr. Unscd. Notes	3.75	10/16/23	500,000		511,652

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Trans Canada Pipelines,
Sr. Unscd. Notes	5.85	3/15/36	200,000		235,715
Trans Canada Pipelines,
Sr. Unscd. Notes	6.20	10/15/37	75,000		91,104
Trans Canada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	660,000		926,828
Transocean,
Gtd. Notes	7.50	4/15/31	875,000		927,388
Valero Energy,
Gtd. Notes	6.63	6/15/37	615,000		758,476
Valero Energy,
Gtd. Notes	7.50	4/15/32	170,000		219,651
Weatherford International,
Gtd. Notes	6.75	9/15/40	1,000,000		1,159,761
Williams Companies,
Sr. Unscd. Notes	4.55	6/24/24	500,000		490,801
Williams Partners,
Sr. Unscd. Notes	4.13	11/15/20	1,000,000		1,052,939
Williams Partners,
Sr. Unscd. Notes	6.30	4/15/40	800,000		926,429
XTO Energy,
Gtd. Notes	6.75	8/1/37	625,000		902,120
					67,942,805
Financial—8.1%
Abbey National Treasury Service,
Gtd. Notes	3.05	8/23/18	800,000		832,855
Aflac,
Sr. Unscd. Notes	3.63	6/15/23	600,000		609,768
Air Lease,
Sr. Unscd. Notes	2.13	1/15/18	500,000		495,625
Air Lease,
Sr. Unscd. Notes	3.38	1/15/19	350,000	[c]	356,125
Alexandria Real Estate Equities,
Gtd. Notes	2.75	1/15/20	1,000,000		998,364
Allstate,
Sub. Notes	5.75	8/15/53	300,000	[a]	319,687
American Express Credit,
Sr. Unscd. Notes	1.55	9/22/17	500,000		501,848
American Express Credit,
Sr. Unscd. Notes	2.25	8/15/19	750,000		750,712

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
American Express,
Sr. Unscd. Notes	1.55	5/22/18	1,750,000		1,727,976
American Express,
Sr. Unscd. Notes	6.15	8/28/17	700,000		789,274
American Express,
Sr. Unscd. Notes	7.00	3/19/18	500,000		583,191
American Honda Finance,
Sr. Unscd. Notes	1.13	10/7/16	400,000		399,431
American International Group,
Sr. Unscd. Notes	4.88	6/1/22	1,400,000		1,564,045
American International Group,
Sr. Unscd. Notes	5.60	10/18/16	600,000		651,770
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	1,000,000		1,127,796
American International Group,
Sr. Unscd. Notes	6.25	5/1/36	750,000		951,269
American Tower,
Sr. Unscd. Notes	3.40	2/15/19	580,000		593,836
AON,
Gtd. Notes	4.60	6/14/44	1,000,000		1,007,963
ARC Properties Operating
Partnership, Gtd. Notes	4.60	2/6/24	750,000	[c]	730,924
Australia &
New Zealand Banking
Group of New York,
Sr. Unscd. Bonds	1.25	6/13/17	1,000,000		999,526
AvalonBay Communities,
Sr. Unscd. Notes	4.20	12/15/23	750,000		796,465
AXA,
Sub. Bonds	8.60	12/15/30	165,000		222,544
Bank of America,
Sr. Unscd. Notes	1.13	11/14/16	250,000		249,924
Bank of America,
Sr. Unscd. Notes	1.25	1/11/16	1,000,000		1,004,812
Bank of America,
Sr. Unscd. Notes	1.25	2/14/17	1,500,000		1,502,731
Bank of America,
Sr. Unscd. Notes, Ser. L	1.35	11/21/16	250,000		250,350
Bank of America,
Sr. Unscd. Notes	2.60	1/15/19	400,000		404,068

The Fund 23

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Bank of America,
Sr. Unscd. Notes	3.30	1/11/23	1,000,000		992,529
Bank of America,
Sr. Unscd. Notes	4.13	1/22/24	1,000,000		1,041,219
Bank of America,
Sub. Notes	4.20	8/26/24	800,000		806,694
Bank of America,
Sr. Unscd. Notes	5.00	1/21/44	500,000		548,551
Bank of America,
Sr. Unscd. Notes	5.63	10/14/16	575,000		625,714
Bank of America,
Sr. Unscd. Notes	5.63	7/1/20	800,000		909,634
Bank of America,
Sr. Unscd. Notes	5.65	5/1/18	965,000		1,078,161
Bank of America,
Sub. Notes	7.80	9/15/16	235,000		261,949
Bank of Montreal,
Sr. Unscd. Notes	2.50	1/11/17	1,000,000		1,030,805
Bank of Nova Scotia,
Sr. Unscd. Notes	1.10	12/13/16	750,000		753,273
Bank of Nova Scotia,
Sr. Unscd. Notes	1.30	7/21/17	1,000,000		999,107
Bank of Nova Scotia,
Sr. Unscd. Notes	1.38	7/15/16	1,000,000		1,009,735
Barclays Bank,
Sr. Unscd. Notes	6.75	5/22/19	1,300,000		1,546,315
BB&T,
Sub. Notes	4.90	6/30/17	150,000		163,227
BB&T,
Sub. Notes	5.20	12/23/15	300,000		315,174
Bear Stearns,
Sub. Notes	5.55	1/22/17	500,000		543,979
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	1,770,000		2,059,128
Berkshire Hathaway,
Sr. Unscd. Notes	2.10	8/14/19	1,000,000	[c]	1,006,631
Berkshire Hathaway Finance,
Gtd. Notes	5.75	1/15/40	675,000		821,623
Blackrock,
Sr. Unscd. Notes	3.50	3/18/24	500,000		509,206

24

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Blackrock,
Sr. Unscd. Notes, Ser. 2	5.00	12/10/19	500,000	567,828
BNP Paribas,
Gtd. Notes	5.00	1/15/21	1,400,000	1,568,077
Boston Properties,
Sr. Unscd. Bonds	5.63	11/15/20	1,000,000	1,145,548
BPCE,
Gtd. Notes	2.50	7/15/19	1,000,000	1,001,831
BPCE,
Gtd. Notes	4.00	4/15/24	200,000	207,120
Branch Banking & Trust,
Sr. Unscd. Notes	1.35	10/1/17	500,000	499,093
Branch Banking & Trust,
Sr. Unscd. Notes	1.45	10/3/16	750,000	758,214
Capital One Bank USA,
Sr. Unscd. Notes	1.15	11/21/16	500,000	499,191
Capital One Bank USA,
Sr. Unscd. Notes	1.20	2/13/17	750,000	747,179
Capital One Financial,
Sr. Unscd. Notes	2.45	4/24/19	1,000,000	1,004,000
Capital One Financial,
Sr. Unscd. Notes	4.75	7/15/21	730,000	804,839
Chubb,
Sr. Unscd. Notes	6.00	5/11/37	540,000	691,256
Citigroup,
Sr. Unscd. Bonds	1.30	11/15/16	400,000	401,077
Citigroup,
Sr. Unscd. Notes	3.88	10/25/23	400,000	412,553
Citigroup,
Sub. Notes	4.05	7/30/22	1,750,000	1,803,291
Citigroup,
Sr. Unscd. Notes	4.59	12/15/15	45,000	46,889
Citigroup,
Sr. Unscd. Notes	4.95	11/7/43	1,500,000	1,646,079
Citigroup,
Sr. Unscd. Notes	5.38	8/9/20	300,000	341,104
Citigroup,
Sub. Notes	5.50	9/13/25	500,000	555,023
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	2,135,000	2,402,037

The Fund 25

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Citigroup,
Sub. Notes	6.13	8/25/36	575,000		679,381
Citigroup,
Sr. Unscd. Notes	6.63	1/15/28	100,000		126,880
Citigroup,
Sr. Unscd. Notes	8.50	5/22/19	760,000		954,517
CNA Financial,
Sr. Unscd. Notes	6.50	8/15/16	100,000		109,376
Comerica,
Sub. Notes	3.80	7/22/26	1,000,000		1,002,313
Commonwealth Bank of Australia,
Sr. Unscd. Bonds	1.40	9/8/17	500,000		499,741
Commonwealth Bank of Australia,
Sr. Unscd. Notes	2.50	9/20/18	650,000		664,163
Credit Suisse,
Sr. Unscd. Notes	3.63	9/9/24	500,000		502,458
Credit Suisse,
Sr. Unscd. Notes	4.38	8/5/20	1,000,000		1,095,116
Credit Suisse,
Sub. Notes	6.00	2/15/18	1,000,000		1,120,050
DDR,
Sr. Unscd. Notes	3.38	5/15/23	1,000,000		970,352
Deutsche Bank London,
Sr. Unscd. Notes	2.50	2/13/19	750,000	[c]	759,004
Deutsche Bank London,
Sr. Unscd. Notes	6.00	9/1/17	845,000		947,711
Discover Bank,
Sr. Unscd. Bonds	2.00	2/21/18	500,000		498,195
Discover Bank,
Sr. Unscd. Notes	4.25	3/13/26	800,000		834,428
ERP Operating,
Sr. Unscd. Notes	2.38	7/1/19	1,000,000		1,000,921
ERP Operating,
Sr. Unscd. Notes	5.38	8/1/16	95,000		102,265
Fidelity National Information
Services, Gtd. Notes	2.00	4/15/18	500,000		501,414
Fifth Third Bancorp,
Sr. Unscd. Notes	3.50	3/15/22	1,000,000		1,027,519
First Republic Bank,
Sr. Unscd. Notes	2.38	6/17/19	500,000		502,815

26

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Ford Motor Credit,
Sr. Unscd. Notes	2.38	1/16/18	500,000	505,173
Ford Motor Credit,
Sr. Unscd. Notes	2.50	1/15/16	900,000	915,548
Ford Motor Credit,
Sr. Unscd. Notes	4.38	8/6/23	1,250,000	1,328,404
Ford Motor Credit,
Sr. Unscd. Notes	8.13	1/15/20	971,000	1,214,827
General Electric Capital,
Sr. Unscd. Notes	1.00	1/8/16	1,000,000	1,005,376
General Electric Capital,
Sr. Unscd. Notes	1.25	5/15/17	2,225,000	2,232,027
General Electric Capital,
Sr. Unscd. Notes	2.30	4/27/17	1,000,000	1,027,431
General Electric Capital,
Sr. Unscd. Notes	3.10	1/9/23	1,000,000	1,002,853
General Electric Capital,
Sr. Unscd. Notes	4.65	10/17/21	1,400,000	1,566,649
General Electric Capital,
Sr. Unscd. Notes	5.00	1/8/16	375,000	393,877
General Electric Capital,
Sr. Unscd. Notes	5.55	5/4/20	500,000	577,357
General Electric Capital,
Sr. Unscd. Notes	5.63	9/15/17	1,000,000	1,118,415
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	1,335,000	1,510,622
General Electric Capital,
Sr. Unscd. Notes	5.88	1/14/38	1,000,000	1,229,576
General Electric Capital,
Sr. Unscd. Notes	6.75	3/15/32	1,000,000	1,333,433
Genworth Holdings,
Gtd. Notes	4.90	8/15/23	1,000,000	1,043,055
Goldman Sachs Group,
Sr. Unscd. Bonds	2.55	10/23/19	1,000,000	994,743
Goldman Sachs Group,
Sr. Unscd. Notes	3.63	1/22/23	1,000,000	1,004,561
Goldman Sachs Group,
Sr. Unscd. Notes	5.38	3/15/20	1,000,000	1,122,107
Goldman Sachs Group,
Sr. Unscd. Notes	5.95	1/18/18	1,000,000	1,120,476

The Fund 27

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Goldman Sachs Group,
Sr. Unscd. Notes	6.13	2/15/33	475,000		580,146
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	680,000		768,758
Goldman Sachs Group,
Sr. Unscd. Notes	6.25	9/1/17	190,000		213,111
Goldman Sachs Group,
Sr. Unscd. Notes	6.25	2/1/41	1,000,000		1,243,562
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	1,500,000		1,842,468
Goldman Sachs Group,
Sr. Unscd. Notes	7.50	2/15/19	1,000,000		1,195,154
HCP,
Sr. Unscd. Notes	4.20	3/1/24	750,000		767,915
HCP,
Sr. Unscd. Notes	4.25	11/15/23	400,000		415,613
Health Care REIT,
Sr. Unscd. Notes	2.25	3/15/18	750,000		759,637
Health Care REIT,
Sr. Unscd. Notes	4.95	1/15/21	600,000		659,438
Host Hotels & Resorts,
Sr. Unscd. Notes	6.00	10/1/21	500,000		573,333
HSBC Finance,
Sr. Unscd. Notes	5.50	1/19/16	1,125,000		1,187,943
HSBC Finance Capital Trust IX,
Gtd. Notes	5.91	11/30/35	400,000	[a]	410,000
HSBC Holdings,
Sub. Notes	4.25	3/14/24	500,000		514,979
HSBC Holdings,
Sr. Unscd. Notes	5.10	4/5/21	1,500,000		1,695,202
HSBC Holdings,
Sub. Notes	6.50	5/2/36	1,350,000		1,694,474
HSBC Holdings,
Sub. Notes	6.50	9/15/37	555,000		692,626
Intercontinental Exchange Group,
Gtd. Notes	4.00	10/15/23	350,000		367,316
Intesa Sanpaolo,
Gtd. Notes	3.13	1/15/16	500,000		510,653
Intesa Sanpaolo,
Gtd. Bonds	5.25	1/12/24	400,000		436,334

28

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Invesco Finance,
Gtd. Notes	4.00	1/30/24	250,000	261,089
Jefferies Group,
Sr. Unscd. Notes	5.13	1/20/23	500,000	530,732
Jefferies Group,
Sr. Unscd. Debs	6.45	6/8/27	35,000	39,803
John Deere Capital,
Sr. Unscd. Notes	1.55	12/15/17	750,000	751,492
John Deere Capital,
Sr. Unscd. Notes	3.15	10/15/21	1,900,000	1,947,859
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.15	7/5/16	1,500,000	1,551,888
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.20	1/25/23	1,000,000	993,180
JPMorgan Chase & Co.,
Sub. Notes	3.88	9/10/24	1,000,000	994,703
JPMorgan Chase & Co.,
Sr. Unscd. Notes	4.85	2/1/44	1,150,000	1,241,462
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	500,000	563,834
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.30	4/23/19	1,500,000	1,741,783
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	650,000	837,582
JPMorgan Chase Bank,
Sub. Notes	6.00	10/1/17	150,000	168,101
KeyBank,
Sub. Notes	6.95	2/1/28	100,000	129,305
Kimco Realty,
Sr. Unscd. Notes	3.13	6/1/23	250,000	243,921
Kimco Realty,
Sr. Unscd. Notes	3.20	5/1/21	250,000	252,477
Lazard Group,
Sr. Unscd. Notes	4.25	11/14/20	250,000	265,355
Legg Mason,
Sr. Unscd. Notes	5.63	1/15/44	400,000	447,741
Leucadia National,
Sr. Unscd. Notes	6.63	10/23/43	400,000	416,629
Lexington Realty Trust,
Gtd. Notes	4.40	6/15/24	500,000	508,252

The Fund 29

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Lincoln National,
Sr. Unscd. Notes	6.15	4/7/36	575,000		702,697
Lloyds Bank,
Gtd. Notes	2.35	9/5/19	500,000		500,138
Loews,
Sr. Unscd. Notes	2.63	5/15/23	250,000		238,354
Marsh & McLennan Cos.,
Sr. Unscd. Notes	5.88	8/1/33	275,000		330,700
MasterCard,
Sr. Unscd. Notes	2.00	4/1/19	500,000		499,711
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	575,000		615,797
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	1,665,000		1,876,961
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	4/25/18	2,640,000		3,056,278
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	11/15/18	150,000		175,412
MetLife,
Sr. Unscd. Notes	1.90	12/15/17	1,000,000	[a]	1,009,566
MetLife,
Sr. Unscd. Notes	3.60	4/10/24	250,000	[c]	255,320
MetLife,
Sr. Unscd. Notes	6.38	6/15/34	700,000		915,893
Mid-America Apartments,
Sr. Unscd. Notes	4.30	10/15/23	400,000		419,078
Morgan Stanley,
Sr. Unscd. Notes	1.75	2/25/16	500,000		504,653
Morgan Stanley,
Sr. Unscd. Notes	3.75	2/25/23	500,000		507,302
Morgan Stanley,
Sub. Notes	4.10	5/22/23	1,000,000		1,010,418
Morgan Stanley,
Sr. Unscd. Notes	5.45	1/9/17	1,100,000		1,194,251
Morgan Stanley,
Sr. Unscd. Notes	5.50	1/26/20	1,000,000		1,128,606
Morgan Stanley,
Sr. Unscd. Notes	5.75	10/18/16	875,000		949,917
Morgan Stanley,
Sr. Unscd. Notes	6.38	7/24/42	700,000		904,602

30

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Morgan Stanley,
Sr. Unscd. Notes	6.63	4/1/18	1,200,000		1,375,252
Morgan Stanley,
Sr. Unscd. Notes	7.25	4/1/32	300,000		410,104
Morgan Stanley,
Sr. Unscd. Notes	7.30	5/13/19	1,300,000		1,553,348
Nasdaq OMX Group,
Sr. Unscd. Notes	4.25	6/1/24	500,000		510,241
National City,
Sub. Notes	6.88	5/15/19	600,000		710,761
National Retail Property,
Sr. Unscd. Notes	3.90	6/15/24	500,000		506,266
National Rural Utilities
Cooperative Finance, Coll.
Trust Bonds	5.45	2/1/18	1,100,000		1,235,775
Nomura Holdings,
Sr. Unscd. Notes	6.70	3/4/20	700,000		833,345
Northern Trust,
Sub. Notes	3.95	10/30/25	846,000		881,262
Nuveen Investments,
Sr. Unscd. Notes	9.13	10/15/17	200,000	[b]	213,910
Nuveen Investments,
Sr. Unscd. Notes	9.50	10/15/20	1,000,000	[b]	1,222,500
Omega
Healthcare Investors,
Gtd. Notes	4.50	1/15/25	300,000	[b]	295,115
PartnerRe Finance,
Gtd. Notes	5.50	6/1/20	159,000		179,850
PNC Bank,
Sr. Unscd. Notes	1.30	10/3/16	1,250,000		1,260,630
PNC Bank,
Sub. Notes	3.80	7/25/23	1,000,000		1,032,359
PNC Funding,
Gtd. Notes	5.25	11/15/15	225,000		235,382
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	225,000		275,808
ProAssurance,
Sr. Unscd. Notes	5.30	11/15/23	350,000		381,285
Progressive,
Sr. Unscd. Notes	4.35	4/25/44	500,000		518,172

The Fund 31

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Progressive,
Sr. Unscd. Notes	6.63	3/1/29	100,000		132,162
ProLogis,
Gtd. Notes	6.88	3/15/20	505,000		596,257
Prudential Financial,
Sr. Unscd. Notes	4.60	5/15/44	1,250,000	[c]	1,271,233
Rabobank Nederland,
Gtd. Notes	3.38	1/19/17	2,250,000		2,363,812
Rabobank Nederland,
Gtd. Notes	3.95	11/9/22	1,000,000		1,018,240
Realty Income,
Sr. Unscd. Notes	3.88	7/15/24	500,000		503,140
Realty Income,
Sr. Unscd. Notes	5.95	9/15/16	100,000		108,811
Regency Centers,
Gtd. Notes	5.88	6/15/17	200,000		221,350
Reinsurance Group of America,
Sr. Unscd. Notes	4.70	9/15/23	350,000		376,911
Royal Bank of Canada,
Sr. Unscd. Notes	1.20	1/23/17	110,000		110,332
Royal Bank of Canada,
Sr. Unscd. Notes	1.25	6/16/17	500,000		500,019
Royal Bank of Canada,
Sr. Unscd. Notes	1.40	10/13/17	1,000,000		1,000,904
Royal Bank of Canada,
Sr. Unscd. Notes	2.63	12/15/15	1,000,000		1,023,173
Ryder System,
Sr. Unscd. Notes	2.35	2/26/19	500,000		500,327
Simon Property Group,
Sr. Unscd. Notes	2.20	2/1/19	500,000		505,282
Simon Property Group,
Sr. Unscd. Notes	6.75	2/1/40	1,000,000		1,351,160
State Street,
Sr. Unscd. Notes	3.70	11/20/23	250,000	[c]	259,646
State Street Bank & Trust,
Sub. Notes	5.25	10/15/18	200,000		223,859
Sumitomo Mitsui Banking,
Gtd. Notes	0.90	1/18/16	500,000		500,774
Sumitomo Mitsui Banking,
Gtd. Bonds	1.35	7/11/17	500,000		497,856

32

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Sumitomo Mitsui Banking,
Gtd. Notes	1.50	1/18/18	390,000	385,368
Sumitomo Mitsui Banking,
Gtd. Bonds	3.00	1/18/23	290,000	288,011
Sumitomo Mitsui Banking,
Gtd. Bonds	3.40	7/11/24	500,000	508,240
SunTrust Bank,
Sr. Unscd. Notes	2.75	5/1/23	500,000	480,685
SunTrust Banks,
Sr. Unscd. Notes	2.35	11/1/18	500,000	503,639
Svenska Handelsbanken,
Gtd. Notes	2.25	6/17/19	1,000,000	1,007,243
Synchrony Financial,
Sr. Unscd. Notes	4.25	8/15/24	1,000,000	1,017,645
Toronto-Dominion Bank,
Sr. Unscd. Bonds	2.63	9/10/18	750,000	769,127
Toyota Motor Credit,
Sr. Unscd. Notes	1.13	5/16/17	500,000	499,584
Toyota Motor Credit,
Sr. Unscd. Notes	2.63	1/10/23	1,000,000	985,827
Travelers Cos.,
Sr. Unscd. Notes	3.90	11/1/20	1,000,000	1,077,212
Travelers Cos.,
Sr. Unscd. Notes	5.50	12/1/15	960,000	1,010,512
Travelers Cos.,
Sr. Unscd. Notes	5.90	6/2/19	1,000,000	1,168,076
U.S. Bancorp,
Sr. Unscd. Notes	3.00	3/15/22	1,400,000	1,409,120
U.S. Bank,
Sr. Unscd. Notes	1.10	1/30/17	1,000,000	1,001,944
UBS AG Stamford,
Sr. Unscd. Notes	1.38	8/14/17	500,000	498,596
UBS AG/Stamford,
Sr. Unscd. Notes	4.88	8/4/20	293,000	328,800
UBS AG/Stamford,
Sr. Unscd. Notes	5.75	4/25/18	320,000	361,395
UBS AG/Stamford,
Sub. Notes	5.88	7/15/16	75,000	80,928
UBS AG/Stamford,
Sr. Unscd. Notes	5.88	12/20/17	442,000	498,231

The Fund 33

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Unilever Capital,
Gtd. Notes	2.20	3/6/19	500,000		508,226
Unilever Capital,
Gtd. Notes	5.90	11/15/32	250,000		333,096
Union Bank,
Sr. Unscd. Notes	2.63	9/26/18	500,000		509,676
Ventas Realty,
Gtd. Notes	2.70	4/1/20	1,000,000		993,333
Voya Financial,
Gtd. Notes	5.50	7/15/22	750,000		846,872
Wachovia,
Sr. Unscd. Notes	5.75	6/15/17	1,850,000		2,058,201
Wachovia,
Sr. Unscd. Notes	5.75	2/1/18	1,100,000		1,242,249
Wachovia Bank,
Sub. Notes	6.60	1/15/38	415,000		566,584
Wells Fargo & Co.,
Sr. Unscd. Notes	1.15	6/2/17	950,000		947,635
Wells Fargo & Co.,
Sr. Unscd. Notes	1.50	1/16/18	500,000		499,319
Wells Fargo & Co.,
Sr. Unscd. Notes	2.15	1/15/19	1,250,000		1,256,810
Wells Fargo & Co.,
Sub. Notes, Ser. M	3.45	2/13/23	500,000		499,806
Wells Fargo & Co.,
Sub. Notes	4.10	6/3/26	500,000	[c]	507,837
Wells Fargo & Co.,
Sub. Notes	5.38	11/2/43	500,000		561,229
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	840,000		942,971
Wells Fargo Bank,
Sub. Notes	5.75	5/16/16	875,000		939,636
Westpac Banking,
Sub. Notes	4.63	6/1/18	500,000		540,827
Westpac Banking,
Sr. Unscd. Notes	4.88	11/19/19	700,000		788,004
XLIT,
Gtd. Notes	6.38	11/15/24	1,400,000		1,684,649
					194,708,151

34

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental—5.0%
African Development Bank,
Sr. Unscd. Notes	0.75	10/18/16	330,000		331,020
African Development Bank,
Unscd. Notes	2.38	9/23/21	1,000,000		1,013,993
Asian Development Bank,
Sr. Unscd. Notes	1.88	10/23/18	1,750,000		1,780,777
Asian Development Bank,
Sr. Unscd. Notes	2.50	3/15/16	1,500,000		1,543,452
Brazilian Government,
Sr. Unscd. Notes	4.25	1/7/25	1,000,000		1,017,250
Brazilian Government,
Sr. Unscd. Bonds	4.88	1/22/21	500,000		541,250
Brazilian Government,
Sr. Unscd. Bonds	5.63	1/7/41	650,000	[c]	706,875
Brazilian Government,
Sr. Unscd. Notes	5.88	1/15/19	1,000,000		1,135,000
Brazilian Government,
Sr. Unscd. Bonds	6.00	1/17/17	2,270,000		2,491,325
Brazilian Government,
Sr. Unscd. Bonds	8.88	4/15/24	250,000		346,250
Brazilian Government,
Unscd. Bonds	10.13	5/15/27	500,000		790,000
Canadian Government,
Sr. Unscd. Bonds	1.63	2/27/19	1,000,000		1,003,370
Colombian Government,
Sr. Unscd. Bonds	6.13	1/18/41	500,000		603,750
Colombian Government,
Sr. Unscd. Notes	7.38	3/18/19	2,000,000		2,408,000
Colombian Government,
Sr. Unscd. Bonds	8.13	5/21/24	500,000		668,750
Corporacion Andina de Fomento,
Sr. Unscd. Notes	8.13	6/4/19	1,000,000		1,238,010
Council of Europe,
Sr. Unscd. Notes	1.50	6/19/17	1,000,000		1,014,791
Ecopetrol,
Sr. Unscd. Notes	7.38	9/18/43	1,000,000		1,230,000
European Bank for Reconstruction
and Development,
Sr. Unscd. Notes	1.00	2/16/17	2,000,000		2,012,942

The Fund 35

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
European Bank for Reconstruction
and Development, Sr. Unscd. Notes	1.75	6/14/19	500,000		502,060
European Investment Bank,
Sr. Unscd. Bonds	1.00	8/17/17	1,000,000		1,002,420
European Investment Bank,
Sr. Unscd. Notes	1.00	12/15/17	1,000,000		997,627
European Investment Bank,
Sr. Unscd. Notes	1.75	3/15/17	1,250,000		1,279,052
European Investment Bank,
Sr. Unscd. Notes	1.75	6/17/19	500,000		502,279
European Investment Bank,
Sr. Unscd. Notes	1.88	3/15/19	1,000,000		1,012,507
European Investment Bank,
Sr. Unscd. Notes	2.25	3/15/16	2,750,000		2,819,597
European Investment Bank,
Sr. Unscd. Notes	2.88	9/15/20	2,000,000	[c]	2,103,256
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	3,700,000		4,096,377
Export Development Canada,
Sr. Unscd. Notes	0.63	12/15/16	500,000		499,379
Export Development Canada,
Govt. Gtd. Bonds	1.75	8/19/19	400,000		400,908
Export-Import Bank of Korea,
Sr. Unscd. Bonds	2.88	9/17/18	1,000,000		1,030,711
Export-Import Bank of Korea,
Sr. Unscd. Notes	4.00	1/14/24	1,500,000		1,602,652
Finnish Government,
Sr. Unscd. Bonds	6.95	2/15/26	25,000		32,981
FMS Wertmanagement,
Govt. Gtd. Notes	1.13	10/14/16	1,000,000		1,009,265
Inter-American Development Bank,
Notes	0.88	11/15/16	1,000,000		1,005,404
Inter-American Development Bank,
Sr. Unscd. Notes	1.75	10/15/19	1,000,000		1,003,646
Inter-American Development Bank,
Sr. Unscd. Notes	3.88	9/17/19	2,000,000		2,200,740
Inter-American Development Bank,
Unscd. Notes	4.25	9/10/18	540,000		597,165
Inter-American Development Bank,
Sr. Unscd. Notes	4.38	1/24/44	500,000		581,300

36

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental (continued)
Inter-American Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	150,000	162,424
International Bank for
Reconstruction and
Development, Unscd. Notes	0.50	5/16/16	500,000	500,070
International Bank for
Reconstruction and
Development, Sr. Unscd. Notes	1.13	7/18/17	500,000	503,506
International Bank for
Reconstruction and
Development, Sr. Unscd. Notes	1.38	4/10/18	500,000	505,078
International Bank for
Reconstruction and
Development, Sr. Unscd. Bonds	1.88	3/15/19	500,000	508,642
International Bank for
Reconstruction and
Development, Sr. Unscd. Notes	2.13	3/15/16	2,400,000	2,457,295
International Bank for
Reconstruction and
Development, Sr. Unscd. Notes	5.00	4/1/16	700,000	745,037
International Bank for
Reconstruction and
Development, Sr. Unscd. Bonds	7.63	1/19/23	700,000	975,276
International Finance,
Sr. Unscd. Notes	0.63	11/15/16	500,000	499,274
International Finance,
Sr. Unscd. Notes	2.13	11/17/17	2,100,000	2,161,362
Italian Government,
Sr. Unscd. Notes	5.25	9/20/16	155,000	166,620
Italian Government,
Sr. Unscd. Notes	5.38	6/12/17	1,450,000	1,589,065
Italian Government,
Sr. Unscd. Notes	6.88	9/27/23	610,000	779,835
Japan Bank for International
Cooperation,
Gov’t Gtd. Notes	2.50	5/18/16	2,800,000	2,886,976
KFW,
Gov’t Gtd. Notes	0.50	7/15/16	1,000,000	1,000,094
KFW,
Gov’t Gtd. Notes	0.75	3/17/17	1,500,000	1,498,679

The Fund 37

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental (continued)
KFW,
Gov’t Gtd. Notes	1.75	10/15/19	1,000,000	1,002,085
KFW,
Gov’t Gtd. Bonds	4.00	1/27/20	2,500,000	2,771,420
KFW,
Gov’t Gtd. Bonds	4.50	7/16/18	3,600,000	4,007,941
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	1,240,000	1,351,738
KFW,
Gov’t Gtd. Notes	4.88	6/17/19	1,000,000	1,143,929
KFW,
Gov’t Gtd. Bonds	5.13	3/14/16	625,000	665,742
Korea Development Bank,
Sr. Unscd. Notes	3.88	5/4/17	1,250,000	1,320,015
Korea Finance,
Sr. Unscd. Notes	2.88	8/22/18	500,000	513,359
Landwirtschaftliche Rentenbank,
Govt. Gtd. Notes	1.88	9/17/18	1,000,000	1,017,909
Landwirtschaftliche Rentenbank,
Govt. Gtd. Bonds	5.13	2/1/17	950,000	1,042,341
Mexican Government,
Sr. Unscd. Notes	3.63	3/15/22	500,000	513,750
Mexican Government,
Sr. Unscd. Notes	4.00	10/2/23	750,000	783,938
Mexican Government,
Sr. Unscd. Notes	5.55	1/21/45	350,000	398,125
Mexican Government,
Sr. Unscd. Notes	5.63	1/15/17	2,000,000	2,195,000
Mexican Government,
Sr. Unscd. Notes	5.95	3/19/19	1,950,000	2,242,500
Mexican Government,
Sr. Unscd. Notes	6.75	9/27/34	1,340,000	1,737,310
OeKB,
Gov’t. Gtd. Notes	1.63	3/12/19	500,000	499,747
OeKB,
Govt. Gtd. Notes	4.88	2/16/16	1,500,000	1,584,672
Panamanian Government,
Sr. Unscd. Bonds	5.20	1/30/20	200,000	222,000
Panamanian Government,
Sr. Unscd. Bonds	6.70	1/26/36	700,000	883,750

38

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Peruvian Government,
Sr. Unscd. Bonds	6.55	3/14/37	870,000	[c]	1,115,775
Petroleos Mexicanos,
Gtd. Notes	4.88	1/18/24	1,000,000		1,060,000
Petroleos Mexicanos,
Gtd. Bonds	5.50	6/27/44	500,000		523,750
Petroleos Mexicanos,
Gtd. Bonds	5.50	6/27/44	1,000,000	[b]	1,047,500
Petroleos Mexicanos,
Gtd. Notes	6.00	3/5/20	500,000		569,850
Petroleos Mexicanos,
Gtd. Bonds	6.63	6/15/35	1,000,000		1,185,000
Philippine Government,
Sr. Unscd. Bonds	5.00	1/13/37	500,000		575,000
Philippine Government,
Sr. Unscd. Bonds	6.50	1/20/20	400,000		478,500
Philippine Government,
Sr. Unscd. Bonds	9.38	1/18/17	400,000		471,000
Philippine Government,
Sr. Unscd. Bonds	9.50	2/2/30	800,000		1,280,000
Philippine Government,
Sr. Unscd. Bonds	10.63	3/16/25	800,000		1,270,000
Polish Government,
Sr. Unscd. Notes	5.00	3/23/22	1,400,000		1,576,750
Polish Government,
Sr. Unscd. Notes	6.38	7/15/19	1,450,000		1,723,978
Province of British Columbia
Canada, Sr. Unscd. Bonds,
Ser. USD2	6.50	1/15/26	925,000		1,230,703
Province of Manitoba Canada,
Unscd. Debs., Ser. CB	8.80	1/15/20	10,000		13,078
Province of Manitoba Canada,
Unscd. Debs.	8.88	9/15/21	450,000		617,916
Province of Ontario Canada,
Sr. Unscd. Bonds	4.00	10/7/19	2,300,000		2,519,574
Province of Ontario Canada,
Sr. Unscd. Notes	4.75	1/19/16	990,000		1,042,248
Province of Ontario Canada,
Sr. Unscd. Notes	4.95	11/28/16	1,000,000		1,085,544

The Fund 39

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Province of Quebec Canada,
Unscd. Notes	5.13	11/14/16	725,000		789,330
Province of Quebec Canada,
Debs., Ser. NJ	7.50	7/15/23	200,000		269,402
Province of Quebec Canada,
Unscd. Notes, Ser. PD	7.50	9/15/29	550,000		800,493
Republic of Korea,
Sr. Unscd. Notes	7.13	4/16/19	1,000,000		1,219,400
South African Government,
Sr. Unscd. Notes	4.67	1/17/24	1,000,000		1,045,000
South African Government,
Sr. Unscd. Notes	6.88	5/27/19	1,100,000		1,269,125
Swedish Export Credit,
Sr. Unscd. Notes	0.63	5/31/16	600,000		601,040
Swedish Export Credit,
Sr. Unscd. Notes	1.88	6/17/19	400,000		402,780
Turkish Government,
Sr. Unscd. Notes	3.25	3/23/23	800,000	[c]	749,320
Turkish Government,
Sr. Unscd. Notes	4.88	4/16/43	1,000,000		972,380
Turkish Government,
Unscd. Notes	6.63	2/17/45	900,000		1,082,520
Turkish Government,
Sr. Unscd. Notes	7.00	9/26/16	200,000		219,148
Turkish Government,
Sr. Unscd. Notes	7.00	3/11/19	500,000		574,600
Turkish Government,
Sr. Unscd. Notes	8.00	2/14/34	600,000		810,000
Uruguayan Government,
Sr. Unscd. Notes	4.50	8/14/24	750,000		793,125
Uruguayan Government,
Sr. Unscd. Bonds	7.63	3/21/36	300,000		410,250
					120,386,714
Health Care—2.2%
AbbVie,
Sr. Unscd. Notes	2.90	11/6/22	1,500,000		1,461,721
AbbVie,
Sr. Unscd. Notes	4.40	11/6/42	1,000,000		991,969
Actavis Funding Services,
Gtd. Notes	4.85	6/15/44	500,000	[b]	473,287

40

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Health Care (continued)
Aetna,
Sr. Unscd. Notes	3.95	9/1/20	1,000,000	1,070,319
Aetna,
Sr. Unscd. Notes	4.75	3/15/44	500,000	525,436
Aetna,
Sr. Unscd. Notes	6.63	6/15/36	300,000	388,708
AmerisourceBergen,
Sr. Unscd. Notes	1.15	5/15/17	650,000	647,608
Amgen,
Sr. Unscd. Notes	4.10	6/15/21	2,000,000	2,120,018
Amgen,
Sr. Unscd. Notes	5.15	11/15/41	600,000	645,885
Amgen,
Sr. Unscd. Notes	5.85	6/1/17	400,000	444,668
AstraZeneca,
Sr. Unscd. Notes	6.45	9/15/37	520,000	686,639
Baxter International,
Sr. Unscd. Notes	3.20	6/15/23	400,000	401,903
Baxter International,
Sr. Unscd. Notes	6.25	12/1/37	200,000	260,357
Becton Dickinson,
Sr. Unscd. Notes	3.13	11/8/21	1,000,000	1,000,316
Boston Scientific,
Sr. Unscd. Notes	6.00	1/15/20	950,000	1,090,840
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	425,000	529,431
Cardinal Health,
Sr. Unscd. Notes	1.70	3/15/18	600,000	597,923
Cardinal Health,
Sr. Unscd. Notes	3.20	3/15/23	500,000	494,021
Cardinal Health,
Sr. Unscd. Notes	4.60	3/15/43	300,000	310,374
CareFusion,
Sr. Unscd. Notes	3.88	5/15/24	650,000	663,754
Celgene,
Sr. Unscd. Notes	2.25	5/15/19	500,000	497,999
Celgene,
Sr. Unscd. Notes	4.00	8/15/23	750,000	784,748
Cigna,
Sr. Unscd. Notes	4.50	3/15/21	1,900,000	2,072,497

The Fund 41

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
Covidien International Finance,
Gtd. Notes	6.00	10/15/17	590,000		667,129
Dignity Health,
Unscd. Bonds	2.64	11/1/19	1,000,000		1,009,486
Eli Lilly & Co.,
Sr. Unscd. Notes	5.55	3/15/37	750,000		909,359
Eli Lilly & Co.,
Sr. Unscd. Notes	7.13	6/1/25	200,000		266,433
Gilead Sciences,
Sr. Unscd. Notes	3.05	12/1/16	1,500,000		1,562,737
Gilead Sciences,
Sr. Unscd. Notes	4.50	4/1/21	1,000,000		1,104,284
GlaxoSmithKline Capital,
Gtd. Bonds	5.65	5/15/18	740,000		839,029
GlaxoSmithKline Capital,
Gtd. Bonds	6.38	5/15/38	1,000,000		1,311,334
Johnson & Johnson,
Sr. Unscd. Debs	4.95	5/15/33	170,000		202,740
Johnson & Johnson,
Sr. Unscd. Notes	5.95	8/15/37	470,000		625,196
Keysight Technologies,
Gtd. Notes	3.30	10/30/19	1,000,000	[b]	1,001,638
McKesson,
Sr. Unscd. Notes	4.75	3/1/21	500,000		555,048
McKesson,
Sr. Unscd. Notes	4.88	3/15/44	500,000		531,971
Medco Health Solutions,
Gtd. Notes	7.13	3/15/18	1,500,000		1,747,116
Medtronic,
Sr. Unscd. Notes	4.63	3/15/44	1,000,000		1,042,310
Merck & Co.,
Sr. Unscd. Notes	0.70	5/18/16	1,000,000		1,002,287
Merck & Co.,
Sr. Unscd. Notes	1.30	5/18/18	914,000		907,301
Merck & Co.,
Gtd. Notes	6.50	12/1/33	680,000	[a]	939,353
Merck Sharp & Dohme,
Gtd. Debs	6.40	3/1/28	150,000		201,239
Mylan,
Sr. Unscd. Notes	1.35	11/29/16	300,000		300,853

42

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Health Care (continued)
Mylan,
Sr. Unscd. Notes	5.40	11/29/43	300,000	324,845
Novartis Capital,
Gtd. Notes	4.40	5/6/44	940,000	1,010,667
Perrigo,
Gtd. Notes	1.30	11/8/16	1,000,000	998,415
Perrigo,
Gtd. Notes	2.30	11/8/18	1,000,000	992,280
Pfizer,
Sr. Unscd. Notes	2.10	5/15/19	1,000,000	1,006,096
Pfizer,
Sr. Unscd. Notes	6.20	3/15/19	2,400,000	2,806,464
Quest Diagnostics,
Sr. Unscd. Notes	4.25	4/1/24	300,000	306,167
Quest Diagnostics,
Gtd. Notes	5.45	11/1/15	500,000	521,838
Quest Diagnostics,
Gtd. Notes	6.95	7/1/37	50,000	62,373
Sanofi,
Sr. Unscd. Notes	4.00	3/29/21	1,400,000	1,519,153
St. Jude Medical,
Sr. Unscd. Notes	3.25	4/15/23	500,000	498,715
Stryker,
Sr. Unscd. Bonds	4.38	5/15/44	500,000	509,483
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000	103,975
Teva Pharmaceutical Finance IV,
Gtd. Notes	2.25	3/18/20	500,000	492,422
Thermo Fisher Scientific,
Sr. Unscd. Notes	1.30	2/1/17	500,000	499,685
Thermo Fisher Scientific,
Sr. Unscd. Notes	5.30	2/1/44	500,000	565,501
UnitedHealth Group,
Sr. Unscd. Notes	6.88	2/15/38	810,000	1,114,003
WellPoint,
Sr. Unscd. Notes	2.30	7/15/18	750,000	756,800
WellPoint,
Sr. Unscd. Notes	3.13	5/15/22	1,700,000	1,685,348
WellPoint,
Sr. Unscd. Notes	5.88	6/15/17	65,000	72,336

The Fund 43

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
Wyeth,
Gtd. Notes	5.95	4/1/37	200,000		246,640
Wyeth,
Gtd. Notes	6.50	2/1/34	200,000		264,856
Zoetis,
Sr. Unscd. Notes	1.15	2/1/16	500,000		501,287
Zoetis,
Sr. Unscd. Notes	1.88	2/1/18	500,000		497,347
					52,243,960
Industrial—1.5%
3M,
Sr. Unscd. Notes	5.70	3/15/37	750,000		959,544
Boeing,
Sr. Unscd. Notes	6.00	3/15/19	2,000,000		2,325,768
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	4.55	9/1/44	750,000		763,959
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	6.15	5/1/37	650,000		812,941
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.00	12/15/25	100,000		130,638
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.95	8/15/30	100,000		140,985
Canadian National Railway,
Sr. Unscd. Notes	6.71	7/15/36	950,000		1,318,603
Canadian National Railway,
Sr. Unscd. Notes	6.90	7/15/28	100,000		134,067
Canadian Pacific Railway,
Sr. Unscd. Notes	4.50	1/15/22	1,000,000		1,103,533
Caterpillar,
Sr. Unscd. Notes	2.60	6/26/22	2,300,000	[c]	2,255,302
Caterpillar,
Sr. Unscd. Notes	4.30	5/15/44	500,000		518,135
Caterpillar,
Sr. Unscd. Notes	6.05	8/15/36	375,000		477,389
CSX,
Sr. Unscd. Notes	3.70	11/1/23	500,000		520,881
CSX,
Sr. Unscd. Notes	4.50	8/1/54	500,000		499,461
CSX,
Sr. Unscd. Notes	4.75	5/30/42	750,000		793,056

44

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Industrial (continued)
Eaton,
Gtd. Notes	1.50	11/2/17	500,000	499,440
Eaton,
Gtd. Notes	4.15	11/2/42	400,000	393,137
Emerson Electric,
Sr. Unscd. Notes	2.63	2/15/23	260,000	253,642
FedEx,
Gtd. Notes	4.00	1/15/24	750,000	789,798
General Electric,
Sr. Unscd. Notes	4.50	3/11/44	500,000	535,230
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	1,000,000	1,113,356
Honeywell International,
Sr. Unscd. Notes	5.30	3/15/17	1,000,000	1,099,163
Illinois Tool Works,
Sr. Unscd. Notes	3.90	9/1/42	1,000,000	970,917
Ingersoll-Rand Global Holding,
Gtd. Notes	2.88	1/15/19	225,000	230,244
John Deere Capital,
Sr. Unscd. Notes	1.13	6/12/17	115,000	114,784
Koninklijke Philips,
Sr. Unscd. Notes	5.75	3/11/18	500,000	560,731
L-3 Communications,
Gtd. Notes	1.50	5/28/17	750,000	745,905
L-3 Communications,
Gtd. Notes	3.95	11/15/16	1,000,000	1,052,856
Lockheed Martin,
Sr. Unscd. Notes	4.07	12/15/42	1,000,000	980,990
Lockheed Martin,
Sr. Unscd. Notes, Ser. B	6.15	9/1/36	455,000	572,206
Norfolk Southern,
Sr. Unscd. Bonds	4.84	10/1/41	1,200,000	1,311,127
Norfolk Southern,
Sr. Unscd. Notes	5.59	5/17/25	2,000	2,357
Northrop Grumman Systems,
Gtd. Notes	7.75	2/15/31	500,000	697,834
Raytheon,
Sr. Unscd. Debs.	7.20	8/15/27	150,000	201,508
Republic Services,
Gtd. Notes	3.80	5/15/18	1,000,000	1,064,051

The Fund 45

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Industrial (continued)
Republic Services,
Gtd. Notes	6.20	3/1/40	750,000		943,393
Union Pacific,
Sr. Unscd. Notes	2.75	4/15/23	400,000		395,829
Union Pacific,
Sr. Unscd. Notes	4.75	12/15/43	140,000		154,349
Union Pacific,
Sr. Unscd. Notes	4.82	2/1/44	325,000		361,655
United Airlines 2013-1 PTT,
Pass Thru Certs., Ser.A	4.30	8/15/25	1,000,000		1,032,500
United Airlines 2014-2 PTT,
Pass Thru Certs., Ser.A	3.75	9/3/26	300,000		303,750
United Parcel Service,
Sr. Unscd. Notes	3.13	1/15/21	1,600,000		1,666,842
United Parcel Service,
Sr. Unscd. Notes	6.20	1/15/38	425,000		564,238
United Parcel Service of America,
Sr. Unscd. Debs.	8.38	4/1/30	10,000	[a]	14,737
United Technologies,
Sr. Unscd. Notes	3.10	6/1/22	2,100,000		2,139,104
United Technologies,
Sr. Unscd. Notes	5.70	4/15/40	650,000		805,561
United Technologies,
Sr. Unscd. Notes	6.70	8/1/28	50,000		66,907
United Technologies,
Sr. Unscd. Debs.	8.75	3/1/21	50,000		68,115
Waste Management,
Gtd. Notes	3.50	5/15/24	500,000		504,161
Waste Management,
Gtd. Notes	7.00	7/15/28	150,000		199,630
					35,164,309
Information Technology—1.1%
Apple,
Sr. Unscd. Notes	0.45	5/3/16	500,000		499,923
Apple,
Sr. Unscd. Notes	1.00	5/3/18	500,000		490,620
Apple,
Sr. Unscd. Notes	1.05	5/5/17	500,000		500,265
Apple,
Sr. Unscd. Notes	2.40	5/3/23	500,000		482,949

46

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Information Technology (continued)
Apple,
Sr. Unscd. Notes	2.85	5/6/21	800,000		812,754
Apple,
Sr. Unscd. Notes	3.45	5/6/24	500,000	[c]	514,936
Apple,
Sr. Unscd. Notes	4.45	5/6/44	500,000		524,471
Arrow Electronics,
Sr. Unscd. Notes	3.00	3/1/18	500,000		516,416
Arrow Electronics,
Sr. Unscd. Notes	4.50	3/1/23	500,000		517,623
Baidu,
Sr. Unscd. Notes	2.75	6/9/19	750,000		754,361
CDK Global,
Sr. Unscd. Notes	3.30	10/15/19	1,000,000	[b]	998,466
eBay,
Sr. Unscd. Notes	4.00	7/15/42	700,000		602,616
EMC,
Sr. Unscd. Notes	1.88	6/1/18	1,000,000		994,898
Fiserv,
Gtd. Notes	3.13	6/15/16	200,000		206,676
Fiserv,
Gtd. Notes	4.63	10/1/20	400,000		436,431
Google,
Sr. Unscd. Notes	3.63	5/19/21	300,000		321,008
Hewlett-Packard,
Sr. Unscd. Notes	3.00	9/15/16	1,000,000		1,033,205
Hewlett-Packard,
Sr. Unscd. Notes	5.50	3/1/18	560,000		624,907
Hewlett-Packard,
Sr. Unscd. Notes	6.00	9/15/41	750,000		839,146
Intel,
Sr. Unscd. Notes	3.30	10/1/21	2,100,000		2,194,720
International Business Machines,
Sr. Unscd. Notes	1.25	2/6/17	1,000,000		1,006,256
International Business Machines,
Sr. Unscd. Notes	5.60	11/30/39	605,000		718,122
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	600,000		674,578
International Business Machines,
Sr. Unscd. Debs.	7.00	10/30/25	425,000		564,060

The Fund 47

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Information Technology (continued)
International Business Machines,
Sr. Unscd. Notes	8.38	11/1/19	300,000	388,002
Leidos Holdings,
Gtd. Notes, Ser. 1	5.95	12/1/40	700,000	711,951
Lender Processing Service,
Gtd. Notes	5.75	4/15/23	500,000	532,500
Microsoft,
Sr. Unscd. Notes	4.20	6/1/19	1,000,000	1,103,321
Microsoft,
Sr. Unscd. Notes	5.20	6/1/39	688,000	795,642
Moody’s,
Sr. Unscd. Notes	2.75	7/15/19	1,000,000	1,016,609
Oracle,
Sr. Unscd. Notes	2.80	7/8/21	600,000	603,003
Oracle,
Sr. Unscd. Notes	3.40	7/8/24	1,250,000	1,265,625
Oracle,
Sr. Unscd. Notes	5.00	7/8/19	1,200,000	1,351,669
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	150,000	170,408
Oracle,
Sr. Unscd. Notes	6.50	4/15/38	500,000	658,292
Seagate HDD,
Gtd. Bonds	4.75	6/1/23	800,000	829,624
Seagate Technology HDD,
Gtd. Notes	6.80	10/1/16	125,000	136,250
Texas Instruments,
Sr. Unscd. Notes	2.75	3/12/21	400,000	404,723
Xilinx,
Sr. Unscd. Notes	3.00	3/15/21	500,000	502,877
				27,299,903
Materials—1.2%
Airgas,
Sr. Unscd. Notes	2.38	2/15/20	500,000	495,119
Avery Dennison,
Sr. Unscd. Notes	3.35	4/15/23	1,000,000	984,445
Barrick PD Australia Finance,
Gtd. Notes	5.95	10/15/39	1,300,000	1,285,716
BHP Billiton Finance USA,
Gtd. Notes	4.13	2/24/42	500,000	498,313

48

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Materials (continued)
BHP Billiton Finance USA,
Gtd. Notes	6.50	4/1/19	1,700,000		2,018,374
CF Industries,
Gtd. Notes	3.45	6/1/23	500,000		494,322
CF Industries,
Gtd. Notes	4.95	6/1/43	500,000		504,539
Dow Chemical,
Sr. Unscd. Notes	4.25	11/15/20	1,250,000		1,347,824
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	1,700,000		2,143,214
E.I. du Pont de Nemours & Co.,
Sr. Unscd. Notes	2.80	2/15/23	500,000		490,187
E.I. du Pont de Nemours & Co.,
Sr. Unscd. Notes	4.15	2/15/43	300,000		286,726
E.I. du Pont de Nemours & Co.,
Sr. Unscd. Notes	6.00	7/15/18	560,000		642,310
Freeport-McMoRan,
Gtd. Notes	3.10	3/15/20	1,500,000		1,496,760
Freeport-McMoRan,
Gtd. Notes	5.45	3/15/43	600,000		616,045
Glencore Canada,
Gtd. Notes	5.50	6/15/17	165,000		179,184
Goldcorp,
Sr. Unscd. Notes	3.63	6/9/21	500,000		501,449
International Paper,
Sr. Unscd. Notes	4.80	6/15/44	1,000,000		988,189
LYB International Finance,
Gtd. Notes	4.00	7/15/23	1,200,000		1,246,884
Methanex,
Sr. Unscd. Notes	3.25	12/15/19	465,000		471,264
Monsanto,
Sr. Unscd. Notes	2.13	7/15/19	1,000,000		998,269
Mosaic,
Sr. Unscd. Notes	4.25	11/15/23	300,000	[c]	315,270
Newmont Mining,
Gtd. Notes	6.25	10/1/39	1,000,000		1,001,755
Owens Corning,
Gtd. Notes	7.00	12/1/36	235,000	[a]	281,921
Potash Corp of Saskatchewan,
Sr. Unscd. Notes	3.63	3/15/24	500,000		513,593

The Fund 49

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Materials (continued)
Praxair,
Sr. Unscd. Notes	2.45	2/15/22	1,000,000	981,941
Rio Tinto Alcan,
Sr. Unscd. Debs.	7.25	3/15/31	350,000	453,163
Rio Tinto Finance USA,
Gtd. Notes	3.50	11/2/20	600,000	623,906
Rio Tinto Finance USA,
Gtd. Notes	5.20	11/2/40	1,000,000	1,092,769
Rio Tinto Finance USA,
Gtd. Notes	6.50	7/15/18	20,000	23,233
Sigma-Aldrich,
Sr. Unscd. Notes	3.38	11/1/20	500,000	522,004
Southern Copper,
Sr. Unscd. Notes	5.25	11/8/42	1,000,000	943,420
Teck Resources,
Gtd. Notes	3.15	1/15/17	1,095,000	1,126,687
Teck Resources,
Gtd. Notes	4.75	1/15/22	500,000	508,966
Vale Canada,
Sr. Unscd. Bonds	7.20	9/15/32	100,000	113,800
Vale Overseas,
Gtd. Notes	4.38	1/11/22	1,200,000	1,224,804
Vale Overseas,
Gtd. Notes	6.25	1/23/17	510,000	559,326
Vale Overseas,
Gtd. Notes	6.88	11/21/36	900,000	1,022,157
Weyerhaeuser,
Sr. Unscd. Notes	7.38	3/15/32	500,000	654,287
				29,652,135
Municipal Bonds—.8%
Bay Area Toll Authority,
San Francisco Bay Area
Toll Bridge Revenue
(Build America Bonds)	6.26	4/1/49	1,000,000	1,377,260
Bay Area Toll Authority,
San Francisco Bay Area
Subordinate Toll Bridge
Revenue (Build America Bonds)	6.79	4/1/30	695,000	887,432
California,
GO (Various Purpose)	7.50	4/1/34	1,000,000	1,443,050

50

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Municipal Bonds (continued)
California,
GO (Various Purpose)	7.55	4/1/39	1,600,000	2,404,560
California,
GO (Various Purpose)	3.95	11/1/15	400,000	414,040
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	2.11	7/1/18	500,000	506,965
Illinois,
GO (Pension Funding Series)	5.10	6/1/33	2,130,000	2,090,467
Los Angeles Unified School
District, GO (Build America Bonds)	5.75	7/1/34	1,600,000	1,975,472
Metropolitan Transportation Authority,
Dedicated Tax Funds Bonds	7.34	11/15/39	650,000	977,165
Municipal Electric Authority of
Georgia, GO (Plant Vogtle
Units 3 and 4 Project J Bonds)
(Build America Bonds)	6.64	4/1/57	1,000,000	1,274,090
New Jersey Turnpike Authority,
Turnpike Revenue (Build
America Bonds)	7.41	1/1/40	780,000	1,140,383
New York City Municipal Water
Finance Authority, Water and
Sewer System Second General
Resolution Revenue (Build
America Bonds)	5.95	6/15/42	545,000	711,917
New York State Dormitory
Authority, State Personal
Income Tax Revenue (General
Purpose) (Build America Bonds)	5.29	3/15/33	1,000,000	1,167,140
Port Authority of New York and
New Jersey (Consolidated Bonds,
164th Series)	5.65	11/1/40	680,000	823,092
Public Utilities Commission of the
City and County of San
Francisco, San Francisco Water
Revenue (Build America Bonds)	6.00	11/1/40	550,000	694,469
University of California Regents,
General Revenue	1.80	7/1/19	480,000	478,094
University of California Regents,
General Revenue	4.77	5/15/44	500,000	526,890
				18,892,486

The Fund 51

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications—1.5%
America Movil SAB de CV,
Gtd. Notes	2.38	9/8/16	1,000,000		1,025,040
America Movil SAB de CV,
Gtd. Notes	6.13	3/30/40	1,200,000		1,446,840
America Movil SAB de CV,
Gtd. Notes	6.38	3/1/35	100,000		124,713
American Tower,
Sr. Unscd. Notes	4.50	1/15/18	500,000		534,098
AT&T,
Sr. Unscd. Notes	1.70	6/1/17	1,500,000		1,513,663
AT&T,
Sr. Unscd. Notes	2.30	3/11/19	1,000,000		1,005,828
AT&T,
Sr. Unscd. Notes	3.00	2/15/22	495,000		490,193
AT&T,
Sr. Unscd. Notes	4.35	6/15/45	600,000		562,332
AT&T,
Sr. Unscd. Notes	5.35	9/1/40	1,500,000		1,607,254
AT&T,
Sr. Unscd. Bonds	5.50	2/1/18	950,000		1,064,111
AT&T,
Gtd. Notes	8.00	11/15/31	470,000	[a]	694,890
British Telecommunications,
Sr. Unscd. Notes	1.25	2/14/17	250,000		249,497
British Telecommunications,
Sr. Unscd. Notes	5.95	1/15/18	580,000		653,731
British Telecommunications,
Sr. Unscd. Notes	9.63	12/15/30	175,000	[a]	276,154
Cellco Partnership/Verizon
Wireless Capital, Sr. Unscd. Notes	8.50	11/15/18	376,000		469,401
Cisco Systems,
Sr. Unscd. Notes	4.45	1/15/20	2,000,000		2,212,070
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	500,000		531,874
Cisco Systems,
Sr. Unscd. Notes	5.50	1/15/40	400,000		472,664
Corning,
Sr. Unscd. Notes	3.70	11/15/23	400,000		415,677

52

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Deutsche Telekom International
Finance, Gtd. Bonds	8.75	6/15/30	900,000	[a]	1,309,417
GTE,
Gtd. Debs.	6.94	4/15/28	100,000		123,780
Koninklijke KPN,
Sr. Unscd. Bonds	8.38	10/1/30	250,000		349,639
Motorola Solutions,
Sr. Unscd. Notes	3.50	9/1/21	1,000,000		996,950
Orange,
Sr. Unscd. Notes	9.00	3/1/31	945,000	[a]	1,403,666
Pacific-Bell Telephone,
Gtd. Debs.	7.13	3/15/26	310,000		401,534
Qwest,
Sr. Unscd. Debs.	6.88	9/15/33	330,000		334,224
Telefonica Emisiones,
Gtd. Notes	3.19	4/27/18	1,000,000		1,038,818
Verizon Communications,
Sr. Unscd. Notes	1.35	6/9/17	500,000		499,384
Verizon Communications,
Sr. Unscd. Notes	2.00	11/1/16	600,000		610,889
Verizon Communications,
Sr. Unscd. Notes	2.63	2/21/20	2,395,000	[b]	2,385,135
Verizon Communications,
Sr. Unscd. Notes	3.45	3/15/21	750,000		766,896
Verizon Communications,
Sr. Unscd. Notes	3.50	11/1/21	900,000		918,773
Verizon Communications,
Sr. Unscd. Notes	3.85	11/1/42	1,000,000		884,699
Verizon Communications,
Sr. Unscd. Notes	4.86	8/21/46	1,000,000	[b]	1,022,284
Verizon Communications,
Sr. Unscd. Notes	5.15	9/15/23	1,650,000		1,849,147
Verizon Communications,
Sr. Unscd. Notes	5.85	9/15/35	560,000		651,932
Verizon Communications,
Sr. Unscd. Notes	6.55	9/15/43	1,950,000		2,461,764
Verizon Communications,
Sr. Unscd. Notes	7.75	12/1/30	690,000		945,980

The Fund 53

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	555,000		607,485
Vodafone Group,
Sr. Unscd. Bonds	6.15	2/27/37	250,000		293,400
Vodafone Group,
Sr. Unscd. Notes	7.88	2/15/30	125,000		170,135
Vodefone Group,
Sr. Unscd. Notes	1.50	2/19/18	500,000		493,526
					35,869,487
U.S. Government Agencies—3.8%
Federal Farm Credit Bank,
Bonds	0.54	11/7/16	500,000		497,947
Federal Farm Credit Bank,
Bonds	5.13	8/25/16	1,200,000		1,297,422
Federal Home Loan Bank,
Notes	0.38	2/19/16	5,000,000	[c]	5,007,275
Federal Home Loan Bank,
Bonds	0.38	6/24/16	1,500,000		1,498,260
Federal Home Loan Bank,
Bonds	1.25	2/28/18	570,000		569,374
Federal Home Loan Bank,
Bonds	1.50	2/28/17	1,500,000		1,512,673
Federal Home Loan Bank,
Bonds	4.75	12/16/16	1,000,000		1,085,560
Federal Home Loan Bank,
Bonds, Ser. 1	4.88	5/17/17	2,000,000		2,204,416
Federal Home Loan Bank,
Bonds	5.00	11/17/17	2,600,000		2,902,019
Federal Home Loan Bank,
Bonds, Ser. 656	5.38	5/18/16	320,000		344,485
Federal Home Loan Bank,
Bonds	5.50	7/15/36	480,000		635,001
Federal Home Loan Bank,
Bonds	5.63	6/11/21	1,200,000		1,449,010
Federal Home Loan Mortgage Corp.	4.50	10/1/40	4,974,132	[d]	5,392,807
Federal Home Loan Mortgage Corp.	5.50	11/1/32	950,000	[d]	1,058,582
Federal Home Loan Mortgage Corp.,
Notes	0.42	9/18/15	850,000	[d]	852,003
Federal Home Loan Mortgage Corp.,
Notes	0.88	2/22/17	4,500,000	[d]	4,516,042

54

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies
(continued)
Federal Home Loan Mortgage Corp.,
Notes	1.00	9/29/17	1,000,000	[d]	999,186
Federal Home Loan Mortgage Corp.,
Notes	1.02	4/30/18	1,050,000	[d]	1,037,799
Federal Home Loan Mortgage Corp.,
Unscd. Notes	1.03	11/28/17	500,000	[d]	496,627
Federal Home Loan Mortgage Corp.,
Notes	1.20	6/12/18	785,000	[d]	782,599
Federal Home Loan Mortgage Corp.,
Notes	1.25	10/2/19	2,500,000	[d]	2,439,497
Federal Home Loan Mortgage Corp.,
Notes	2.00	8/25/16	2,000,000	[d]	2,051,808
Federal Home Loan Mortgage Corp.,
Notes	2.38	1/13/22	2,600,000	[c,d]	2,618,231
Federal Home Loan Mortgage Corp.,
Notes	3.06	6/14/28	135,000	[d]	129,124
Federal Home Loan Mortgage Corp.,
Notes	3.75	3/27/19	1,600,000	[d]	1,744,307
Federal Home Loan Mortgage Corp.	4.50	11/1/35	2,700,000	[d]	2,924,860
Federal Home Loan Mortgage Corp.,
Notes	4.88	6/13/18	1,250,000	[c,d]	1,407,349
Federal Home Loan Mortgage Corp.,
Notes	5.00	2/16/17	825,000	[d]	905,749
Federal Home Loan Mortgage Corp.,
Notes	5.13	10/18/16	750,000	[c,d]	815,906
Federal Home Loan Mortgage Corp.,
Notes	5.13	11/17/17	650,000	[d]	729,030
Federal Home Loan Mortgage Corp.,
Notes	5.25	4/18/16	4,600,000	[d]	4,924,760
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	1,000,000	[d]	1,411,356
Federal Home Loan Mortgage Corp.,
Bonds	6.75	9/15/29	400,000	[c,d]	581,322
Federal National Mortgage
Association, Notes	1.88	9/18/18	2,000,000	[d]	2,034,646
Federal National Mortgage
Association, Notes	1.88	2/19/19	2,000,000	[c,d]	2,026,850
Federal National Mortgage
Association	3.00	11/13/44	4,400,000	[d]	4,401,031

The Fund 55

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies
(continued)
Federal National Mortgage
Association, Notes	0.00	6/1/17	2,400,000	[d,e]	2,345,398
Federal National Mortgage
Association, Sub. Debs.	0.00	10/9/19	2,000,000	[d,e]	1,794,996
Federal National Mortgage
Association, Notes	0.38	12/21/15	2,500,000	[d]	2,504,340
Federal National Mortgage
Association, Notes	0.50	10/22/15	500,000	[d]	501,627
Federal National Mortgage
Association, Notes	0.52	2/26/16	750,000	[d]	750,201
Federal National Mortgage
Association, Notes	0.88	2/8/18	1,500,000	[d]	1,483,522
Federal National Mortgage
Association, Notes	1.00	12/28/17	750,000	[d]	746,964
Federal National Mortgage
Association, Notes	1.00	2/15/18	700,000	[d]	695,517
Federal National Mortgage
Association, Notes, Ser. 1	1.00	4/30/18	1,000,000	[d]	991,382
Federal National Mortgage
Association, Notes	1.13	3/28/18	415,000	[d]	412,149
Federal National Mortgage
Association, Notes	1.25	1/30/17	2,000,000	[d]	2,023,682
Federal National Mortgage
Association, Notes	2.63	9/6/24	1,100,000	[d]	1,097,946
Federal National Mortgage
Association, Notes	5.00	3/15/16	1,240,000	[d]	1,319,291
Federal National Mortgage
Association, Bonds	5.00	5/11/17	1,200,000	[d]	1,324,721
Federal National Mortgage
Association, Notes	5.25	9/15/16	1,225,000	[d]	1,331,370
Federal National Mortgage
Association, Notes	6.00	4/18/36	1,300,000	[d]	1,391,558
Federal National Mortgage
Association, Bonds	6.25	5/15/29	1,340,000	[d]	1,834,495
Federal National Mortgage
Association, Notes	6.63	11/15/30	1,000,000	[d]	1,444,203
Financing Corp. (FICO),
Scd. Bonds	8.60	9/26/19	40,000		52,455

56

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Financing Corp. (FICO),
Scd. Bonds, Ser. E	9.65	11/2/18	510,000		671,363
Tennessee Valley Authority,
Notes	5.25	9/15/39	1,200,000		1,487,507
Tennessee Valley Authority,
Bonds	5.88	4/1/36	650,000		867,042
Tennessee Valley Authority,
Bonds	6.15	1/15/38	165,000		226,415
					92,583,057
U.S. Government Agencies/
Mortgage-Backed—29.6%
Federal Home Loan Mortgage Corp.:
2.50%			2,100,000	[d,f]	2,129,039
3.00%			3,600,000	[d,f]	3,651,656
3.50%			7,700,000	[d,f]	7,969,349
4.00%			13,000,000	[d,f]	13,789,101
5.00%			2,200,000	[d,f]	2,431,344
2.00%, 8/1/28—8/1/29			1,800,000	[d]	1,785,155
2.14%, 8/1/43			1,311,062	[a,d]	1,331,190
2.24%, 7/1/43			485,255	[a,d]	493,507
2.45%, 10/1/43			534,160	[a,d]	546,627
2.50%, 1/1/29—11/1/42			10,890,859	[d]	11,072,853
3.00%, 12/1/26—1/1/43			34,879,639	[d]	35,380,399
3.50%, 3/1/26—7/1/44			28,101,999	[d]	29,185,964
4.00%, 11/1/14—2/1/44			23,286,620	[d]	24,767,008
4.50%, 2/1/18—4/1/41			14,530,103	[d]	15,701,804
5.00%, 12/1/17—1/1/40			13,576,774	[d]	14,929,471
5.50%, 8/1/16—1/1/40			8,226,775	[d]	9,196,302
6.00%, 5/1/16—7/1/39			4,497,310	[d]	5,080,287
6.50%, 4/1/16—3/1/39			2,544,703	[d]	2,901,535
7.00%, 9/1/15—7/1/37			170,508	[d]	195,372
7.50%, 2/1/23—11/1/33			37,311	[d]	41,514
8.00%, 2/1/17—10/1/31			37,196	[d]	42,986
8.50%, 10/1/18—6/1/30			1,356	[d]	1,618
Ser. K714, Cl. A1 2.08%, 12/25/19			778,914	[d]	793,778
Ser. K017, Cl. A2 2.87%, 12/25/21			750,000	[d]	769,753
Ser. K032, Cl. A1 3.02%, 2/25/23			567,451	[d]	592,144
Ser. K033, Cl. A2 3.06%, 7/25/23			1,000,000	[a,d]	1,026,548
Ser. L032, Cl. A2 3.31%, 5/25/23			1,250,000	[a,d]	1,307,318
Ser. K014, Cl. A2 3.87%, 4/25/21			1,800,000	[d]	1,957,798
Ser. K012, Cl. A2 4.19%, 12/25/20			1,284,000	[a,d]	1,418,246

The Fund 57

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
2.00%	1,100,000	[d,f]	1,089,945
2.50%	11,200,000	[d,f]	11,363,624
3.00%	4,900,000	[d,f]	5,060,573
3.50%	19,000,000	[d,f]	19,692,153
4.00%	25,700,000	[d,f]	27,286,087
4.50%	8,300,000	[d,f]	8,996,422
5.00%	2,800,000	[d,f]	3,100,781
5.50%	1,450,000	[d,f]	1,619,481
2.00%, 7/1/28—9/1/29	1,600,000	[d]	1,586,650
2.18%, 5/1/43	546,003	[a,d]	553,123
2.50%, 7/1/27—8/1/43	9,604,796	[d]	9,678,553
2.73%, 11/1/43	255,862	[a,d]	262,751
2.94%, 5/1/42	359,532	[a,d]	372,415
3.00%, 10/1/26—8/1/44	56,211,721	[d]	56,884,213
3.04%, 12/1/41	539,397	[a,d]	565,438
3.50%, 1/20/25—2/1/44	43,894,318	[d]	45,699,234
4.00%, 2/1/24—5/1/42	43,417,701	[d]	46,284,981
4.50%, 4/1/18—11/1/40	29,808,582	[d]	32,339,868
5.00%, 11/1/17—6/1/40	17,003,929	[d]	18,780,828
5.50%, 1/1/17—12/1/38	12,827,393	[d]	14,317,706
6.00%, 5/1/16—11/1/38	7,079,093	[d]	8,011,822
6.50%, 6/1/15—9/1/38	1,834,224	[d]	2,095,794
7.00%, 6/1/15—3/1/38	412,582	[d]	462,195
7.50%, 8/1/15—6/1/31	77,734	[d]	87,913
8.00%, 6/1/15—8/1/30	16,034	[d]	18,407
8.50%, 9/1/15—7/1/30	4,821	[d]	5,011
9.00%, 10/1/30	2,062	[d]	2,178
Ser. 2013-M14, Cl. APT 2.51%, 4/25/23	1,157,625	[a,d]	1,147,431
Ser. 2014-M3, Cl. AB2 3.46%, 1/25/24	800,000	[a,d]	833,459
Government National Mortgage Association I:
3.00%	3,900,000	[f]	3,973,430
4.00%	1,000,000	[f]	1,069,277
4.50%	400,000	[f]	436,531
2.50%, 2/15/28	1,486,496		1,524,136
3.00%, 9/15/42—8/15/43	1,590,225		1,623,409
3.50%, 2/15/26—10/15/42	4,995,321		5,228,096
4.00%, 2/15/41—3/15/41	6,526,081		7,049,544
4.50%, 1/15/19—2/15/41	10,460,021		11,427,332
5.00%, 1/15/17—4/15/40	13,105,510		14,517,545
5.50%, 9/15/20—11/15/38	4,137,675		4,612,277
6.00%, 2/15/17—4/15/39	4,168,245		4,750,331

58

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
6.50%, 2/15/24—2/15/39	1,025,159		1,196,548
7.00%, 10/15/27—8/15/32	90,028		102,860
7.50%, 12/15/23—11/15/30	76,354		85,721
8.00%, 8/15/24—3/15/32	17,890		21,903
8.25%, 6/15/27	1,928		2,230
8.50%, 10/15/26	9,605		11,080
9.00%, 2/15/22—2/15/23	8,644		8,829
Government National Mortgage Association II:
3.00%	16,100,000	[f]	16,403,132
3.50%	30,100,000	[f]	31,490,729
4.00%	24,000,000	[f]	25,661,297
4.50%	15,900,000	[f]	17,354,164
5.00%	1,500,000	[f]	1,651,875
2.00%, 10/20/42—6/20/43	1,788,490		1,835,415
2.50%, 4/20/28—9/20/43	1,037,698		1,021,906
2.50%, 1/20/43—11/20/43	1,814,689		1,863,273
3.00%, 11/20/27—10/20/43	13,367,606		13,740,823
3.00%, 7/20/42	917,289		954,060
3.50%, 9/20/28—8/20/44	11,101,656		11,640,136
3.50%, 3/20/41—5/20/41	840,917		885,271
4.00%, 9/20/43—8/20/44	5,993,297		6,420,019
4.50%, 7/20/41—6/20/43	3,759,612		4,117,477
5.00%, 3/20/37—12/20/43	7,607,064		8,418,072
5.50%, 10/20/31—11/20/42	2,568,331		2,894,896
6.50%, 2/20/28	827		949
8.50%, 7/20/25	603		677
Federal Home Loan Mortgage Corp.:
1.94%, 8/1/37	67,074	[a,d]	70,966
2.13%, 2/1/35	306,537	[a,d]	326,761
2.25%, 6/1/35	5,056	[a,d]	5,385
2.25%, 3/1/37	71,610	[a,d]	75,992
2.38%, 4/1/33	4,819	[a,d]	5,098
2.38%, 6/1/34	4,321	[a,d]	4,535
2.38%, 12/1/34	14,719	[a,d]	15,718
2.38%, 4/1/36	128,359	[a,d]	136,763
2.40%, 6/1/36	7,902	[a,d]	7,989
2.41%, 3/1/36	7,315	[a,d]	7,829
2.44%, 12/1/34	32,541	[a,d]	34,382
2.53%, 11/1/33	4,125	[a,d]	4,423
4.58%, 8/1/34	2,684	[a,d]	2,827

The Fund 59

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
2.09%, 2/1/37	3,813	[a,d]	4,074
2.11%, 12/1/35	7,136	[a,d]	7,207
2.14%, 10/1/34	15,687	[a,d]	16,642
2.25%, 3/1/34	154,510	[a,d]	166,710
2.25%, 6/1/34	153,137	[a,d]	164,609
2.26%, 11/1/36	123,994	[a,d]	131,939
2.29%, 8/1/35	60,753	[a,d]	65,239
2.32%, 12/1/36	10,894	[a,d]	11,018
2.33%, 6/1/34	55,511	[a,d]	59,214
2.33%, 1/1/35	156,758	[a,d]	168,852
2.35%, 3/1/37	52,335	[a,d]	56,015
2.39%, 5/1/33	6,139	[a,d]	6,187
2.39%, 9/1/33	6,404	[a,d]	6,686
2.40%, 11/1/32	11,680	[a,d]	12,184
2.41%, 2/1/37	125,603	[a,d]	135,249
2.44%, 9/1/33	17,242	[a,d]	18,376
2.44%, 11/1/36	31,227	[a,d]	33,023
4.17%, 1/1/35	7,133	[a,d]	7,502
4.98%, 6/1/35	9,524	[a,d]	9,938
5.17%, 11/1/35	2,626	[a,d]	2,824
			714,466,108
U.S. Government Securities—34.7%
U.S. Treasury Bonds:
2.75%, 8/15/42	2,440,000		2,297,221
2.75%, 11/15/42	2,182,000		2,051,591
2.88%, 5/15/43	9,457,000		9,105,313
3.00%, 5/15/42	3,500,000		3,470,467
3.13%, 11/15/41	5,750,000		5,856,915
3.13%, 2/15/42	20,000		20,331
3.13%, 2/15/43	2,990,000		3,025,739
3.13%, 8/15/44	6,655,000	[c]	6,738,187
3.38%, 5/15/44	9,750,000		10,344,906
3.50%, 2/15/39	5,000,000		5,455,470
3.63%, 8/15/43	2,885,000	[c]	3,200,772
3.63%, 2/15/44	5,030,000		5,582,908
3.75%, 8/15/41	560,000		638,137
3.75%, 11/15/43	4,995,000		5,667,767
3.88%, 8/15/40	30,000	[c]	34,826
4.25%, 11/15/40	5,000,000		6,156,640
4.38%, 11/15/39	2,212,000	[c]	2,767,075
4.38%, 5/15/41	1,000,000		1,257,500

60

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Bonds (continued):
4.50%, 2/15/36	2,435,000		3,085,983
4.50%, 5/15/38	625,000		791,846
4.50%, 8/15/39	595,000		756,068
4.63%, 2/15/40	860,000		1,115,447
4.75%, 2/15/37	2,425,000		3,177,507
4.75%, 2/15/41	1,300,000		1,725,953
5.00%, 5/15/37	4,110,000		5,567,122
6.25%, 5/15/30	7,430,000	[c]	10,810,650
6.50%, 11/15/26	1,200,000	[c]	1,700,063
6.63%, 2/15/27	780,000		1,119,361
6.75%, 8/15/26	30,000	[c]	43,125
6.88%, 8/15/25	2,000,000		2,855,000
7.13%, 2/15/23	1,920,000		2,645,700
7.25%, 8/15/22	2,500,000		3,430,470
7.50%, 11/15/16	4,000,000		4,561,876
8.00%, 11/15/21	970,000		1,352,847
8.13%, 5/15/21	1,500,000		2,072,578
8.75%, 5/15/17	2,395,000		2,876,433
8.88%, 8/15/17	2,725,000	[c]	3,324,925
8.88%, 2/15/19	1,500,000	[c]	1,966,758
9.00%, 11/15/18	1,840,000		2,396,600
9.88%, 11/15/15	1,495,000		1,644,267
U.S. Treasury Notes:
0.25%, 11/30/15	4,015,000		4,018,766
0.25%, 12/15/15	1,680,000		1,681,443
0.25%, 12/31/15	3,145,000		3,147,702
0.25%, 2/29/16	4,030,000		4,031,257
0.25%, 4/15/16	7,120,000	[c]	7,116,105
0.25%, 5/15/16	7,945,000		7,935,069
0.38%, 11/15/15	2,000,000		2,004,376
0.38%, 1/15/16	8,720,000		8,737,030
0.38%, 1/31/16	3,500,000		3,507,109
0.38%, 2/15/16	7,340,000		7,354,335
0.38%, 3/15/16	6,770,000		6,780,047
0.38%, 3/31/16	6,000,000		6,007,968
0.38%, 4/30/16	394,000		394,400
0.38%, 5/31/16	3,950,000	[c]	3,953,085
0.38%, 10/31/16	3,995,000		3,985,636
0.50%, 6/15/16	7,985,000		8,006,208
0.50%, 6/30/16	3,880,000	[c]	3,889,095
0.50%, 7/31/16	3,800,000	[c]	3,808,014
0.50%, 8/31/16	6,500,000	[c]	6,509,646

The Fund 61

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
0.50%, 9/30/16	8,475,000	[c]	8,479,636
0.50%, 7/31/17	4,640,000		4,595,048
0.63%, 7/15/16	2,240,000		2,249,099
0.63%, 8/15/16	4,175,000		4,190,005
0.63%, 11/15/16	6,765,000		6,776,629
0.63%, 12/15/16	3,154,000	[c]	3,157,696
0.63%, 2/15/17	5,780,000		5,777,740
0.63%, 5/31/17	3,500,000		3,485,507
0.63%, 8/31/17	3,700,000		3,671,673
0.63%, 9/30/17	5,473,000	[c]	5,425,111
0.63%, 11/30/17	5,040,000		4,980,543
0.63%, 4/30/18	1,864,000		1,828,176
0.75%, 1/15/17	3,755,000		3,767,027
0.75%, 6/30/17	4,817,000		4,808,720
0.75%, 10/31/17	2,220,000		2,205,606
0.75%, 12/31/17	3,100,000		3,071,179
0.75%, 2/28/18	6,300,000		6,220,759
0.75%, 3/31/18	3,300,000		3,254,625
0.88%, 9/15/16	6,690,000		6,739,131
0.88%, 11/30/16	5,000,000		5,033,595
0.88%, 12/31/16	6,355,000	[c]	6,391,738
0.88%, 1/31/17	4,320,000		4,343,963
0.88%, 2/28/17	1,280,000		1,286,500
0.88%, 4/15/17	3,805,000	[c]	3,821,053
0.88%, 4/30/17	4,500,000		4,515,116
0.88%, 5/15/17	1,885,000	[c]	1,890,744
0.88%, 6/15/17	3,625,000	[c]	3,633,497
0.88%, 7/15/17	3,540,000	[c]	3,545,529
0.88%, 8/15/17	3,570,000		3,571,114
0.88%, 10/15/17	1,350,000		1,348,207
0.88%, 1/31/18	776,000		770,786
0.88%, 7/31/19	1,730,000		1,674,045
1.00%, 8/31/16	8,600,000		8,686,671
1.00%, 9/30/16	8,001,000	[c]	8,077,882
1.00%, 10/31/16	2,510,000		2,534,119
1.00%, 3/31/17	5,000,000	[c]	5,035,940
1.00%, 9/15/17	3,235,000	[c]	3,245,109
1.00%, 5/31/18	3,540,000		3,512,898
1.00%, 6/30/19	3,000,000		2,923,593
1.00%, 9/30/19	7,575,000		7,348,932
1.00%, 11/30/19	1,900,000		1,837,805
1.13%, 5/31/19	5,000,000		4,907,810
1.13%, 12/31/19	2,800,000		2,721,687

62

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
1.13%, 3/31/20	4,250,000		4,113,537
1.13%, 4/30/20	3,160,000		3,053,104
1.25%, 10/31/18	3,168,000		3,153,646
1.25%, 11/30/18	4,400,000		4,374,907
1.25%, 1/31/19	2,090,000		2,072,202
1.25%, 10/31/19	2,000,000		1,963,906
1.25%, 2/29/20	2,000,000		1,952,032
1.38%, 11/30/15	3,600,000		3,646,123
1.38%, 6/30/18	2,665,000		2,676,659
1.38%, 7/31/18	1,780,000		1,786,397
1.38%, 9/30/18	4,068,000	[c]	4,074,037
1.38%, 11/30/18	1,341,000		1,340,371
1.38%, 12/31/18	1,920,000		1,915,951
1.38%, 2/28/19	5,998,000		5,970,823
1.38%, 1/31/20	650,000		639,285
1.38%, 5/31/20	2,300,000		2,248,968
1.50%, 6/30/16	6,740,000		6,863,740
1.50%, 7/31/16	5,000,000		5,094,530
1.50%, 8/31/18	4,905,000		4,940,257
1.50%, 12/31/18	2,850,000		2,858,684
1.50%, 1/31/19	5,534,000	[c]	5,544,376
1.50%, 2/28/19	3,910,000		3,914,278
1.50%, 3/31/19	3,000,000		3,000,468
1.50%, 5/31/19	2,440,000		2,435,615
1.50%, 10/31/19	4,820,000		4,794,396
1.63%, 3/31/19	4,900,000		4,925,264
1.63%, 4/30/19	7,000,000		7,031,717
1.63%, 6/30/19	4,000,000	[c]	4,013,124
1.63%, 7/31/19	2,910,000		2,917,275
1.63%, 8/15/22	1,080,000	[c]	1,040,850
1.63%, 11/15/22	6,180,000	[c]	5,931,836
1.75%, 5/31/16	3,500,000		3,576,563
1.75%, 10/31/18	2,300,000		2,333,601
1.75%, 10/31/20	5,540,000		5,493,253
1.75%, 5/15/23	4,621,000	[c]	4,448,073
1.88%, 8/31/17	3,140,000		3,226,105
1.88%, 9/30/17	4,590,000	[c]	4,712,998
1.88%, 10/31/17	5,000,000		5,135,155
1.88%, 6/30/20	3,800,000		3,814,546
2.00%, 1/31/16	3,025,000		3,092,119
2.00%, 4/30/16	8,135,000		8,335,837
2.00%, 7/31/20	4,500,000		4,546,760
2.00%, 9/30/20	1,145,000		1,153,140

The Fund 63

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
2.00%, 11/30/20	2,868,000	[c]	2,881,445
2.00%, 2/28/21	2,057,000		2,061,338
2.00%, 5/31/21	6,690,000		6,687,913
2.00%, 8/31/21	3,835,000		3,826,609
2.00%, 10/31/21	3,995,000		3,985,013
2.00%, 11/15/21	4,930,000		4,916,906
2.00%, 2/15/22	1,367,000	[c]	1,360,378
2.00%, 2/15/23	7,915,000	[c]	7,798,744
2.13%, 12/31/15	3,600,000		3,680,158
2.13%, 2/29/16	3,000,000		3,075,000
2.13%, 8/31/20	3,190,000		3,237,601
2.13%, 1/31/21	3,000,000		3,030,936
2.13%, 6/30/21	2,760,000		2,778,544
2.13%, 8/15/21	4,805,000		4,835,781
2.13%, 9/30/21	3,475,000		3,494,818
2.25%, 3/31/16	6,660,000		6,844,189
2.25%, 11/30/17	5,240,000		5,437,317
2.25%, 3/31/21	3,665,000		3,725,700
2.25%, 4/30/21	3,675,000	[c]	3,733,282
2.25%, 7/31/21	3,800,000		3,855,814
2.38%, 3/31/16	783,000		805,817
2.38%, 7/31/17	1,320,000		1,374,450
2.38%, 5/31/18	5,000,000		5,201,170
2.38%, 6/30/18	2,000,000		2,080,000
2.38%, 12/31/20	2,125,000		2,180,284
2.38%, 8/15/24	9,035,000		9,070,995
2.50%, 6/30/17	5,000,000		5,222,265
2.50%, 8/15/23	7,366,000	[c]	7,517,924
2.50%, 5/15/24	9,060,000		9,206,518
2.63%, 1/31/18	5,000,000		5,245,310
2.63%, 8/15/20	6,050,000		6,309,962
2.63%, 11/15/20	8,700,000		9,058,875
2.75%, 11/30/16	3,700,000		3,867,947
2.75%, 5/31/17	2,230,000	[c]	2,342,720
2.75%, 12/31/17	1,643,000	[c]	1,730,156
2.75%, 2/28/18	3,000,000		3,158,907
2.75%, 2/15/19	4,170,000		4,390,555
2.75%, 11/15/23	10,107,000	[c]	10,511,280
2.75%, 2/15/24	9,620,000	[c]	9,992,025
3.00%, 8/31/16	2,740,000		2,866,725
3.00%, 9/30/16	4,560,000		4,776,600
3.00%, 2/28/17	1,500,000		1,581,093
3.13%, 10/31/16	5,000,000	[c]	5,258,205

64

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
3.13%, 1/31/17			480,000		506,550
3.13%, 4/30/17			3,360,000		3,558,186
3.13%, 5/15/19			5,000,000		5,347,655
3.13%, 5/15/21			6,650,000		7,115,500
3.25%, 5/31/16			1,083,000		1,131,988
3.25%, 6/30/16			4,020,000		4,210,950
3.25%, 7/31/16			4,060,000		4,260,779
3.25%, 12/31/16			4,700,000		4,966,946
3.38%, 11/15/19			3,130,000		3,391,405
3.50%, 2/15/18			1,700,000		1,831,352
3.50%, 5/15/20			4,500,000		4,914,491
3.63%, 8/15/19			3,210,000		3,510,687
3.63%, 2/15/20			5,430,000	[c]	5,960,696
3.63%, 2/15/21			5,000,000		5,500,390
3.75%, 11/15/18			3,000,000	[c]	3,279,609
3.88%, 5/15/18			4,600,000		5,028,016
4.00%, 8/15/18			2,800,000		3,083,500
4.50%, 11/15/15			220,000		229,831
4.50%, 2/15/16			425,000		448,143
4.50%, 5/15/17			2,000,000		2,187,656
4.63%, 11/15/16			3,300,000		3,572,250
4.63%, 2/15/17			1,300,000		1,417,304
4.75%, 8/15/17			2,387,000		2,640,805
4.88%, 8/15/16			90,000		97,080
5.13%, 5/15/16			1,800,000		1,931,765
					838,179,189
Utilities—1.9%
AEP Texas Central Transition
Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/20	250,000		270,643
AGL Capital,
Gtd. Notes	3.50	9/15/21	193,000		200,440
American Water Capital,
Sr. Unscd. Notes	3.85	3/1/24	250,000		264,222
Atmos Energy,
Sr. Unscd. Notes	4.13	10/15/44	1,000,000		1,005,915
Berkshire Hathaway Energy,
Sr. Unscd. Notes	5.15	11/15/43	250,000		282,546
Berkshire Hathaway Energy,
Sr. Unscd. Bonds	6.13	4/1/36	500,000		629,636
Commonwealth Edison,
First Mortgage Bonds	2.15	1/15/19	750,000		755,593

The Fund 65

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Utilities (continued)
Commonwealth Edison,
First Mortgage Bonds	5.90	3/15/36	471,000	598,262
Connecticut Light & Power,
First Mortgage Bonds	4.30	4/15/44	500,000	520,017
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 05-A	5.30	3/1/35	475,000	553,385
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	600,000	683,653
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/36	200,000	256,927
Consumers Energy,
First Mortgage Bonds	4.35	8/31/64	700,000	713,595
Consumers Energy,
First Mortgage Bonds, Ser. P	5.50	8/15/16	99,000	107,287
Dominion Resources,
Sr. Unscd. Notes, Ser. B	2.75	9/15/22	1,500,000	1,466,163
Dominion Resources,
Sr. Unscd. Notes, Ser. E	6.30	3/15/33	100,000	125,863
DTE Electric,
Mortgage Bonds	3.38	3/1/25	500,000	510,945
DTE Electric,
Sr. Scd. Notes	3.45	10/1/20	700,000	736,352
Duke Energy,
Sr. Unscd. Notes	3.75	4/15/24	500,000	519,981
Duke Energy Carolinas,
First Mortgage Bonds	3.90	6/15/21	800,000	868,610
Duke Energy Carolinas,
First Mortgage Notes	4.00	9/30/42	500,000	504,574
Duke Energy Carolinas,
First Mortgage Bonds	6.00	1/15/38	1,000,000	1,292,250
Duke Energy Florida
First Mortgage Bonds	6.40	6/15/38	150,000	203,946
Empresa Nacional de Electricidad,
Sr. Unscd. Notes	4.25	4/15/24	500,000	508,778
Florida Power & Light,
First Mortgage Bonds	5.63	4/1/34	1,100,000	1,376,313
Georgia Power,
Sr. Unscd. Note	4.30	3/15/42	1,300,000	1,340,201
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HH	8.50	12/1/29	1,200,000	1,835,176

66

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Utilities (continued)
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	32,485
Indiana Michigan Power,
Sr. Unscd. Notes	6.05	3/15/37	800,000	981,320
Nevada Power,
Mortgage Notes	7.13	3/15/19	2,300,000	2,764,938
NextEra Energy Capital Holdings,
Gtd. Debs	2.40	9/15/19	500,000	501,740
NiSource Finance,
Gtd. Notes	6.40	3/15/18	1,700,000	1,944,693
Oncor Electric Delivery,
Sr. Scd. Notes	5.00	9/30/17	500,000	550,143
Oncor Electric Delivery,
Sr. Scd. Debs.	7.00	9/1/22	170,000	215,934
Oncor Electric Delivery,
Sr. Scd. Notes	7.00	5/1/32	250,000	343,492
Pacific Gas & Electric,
Sr. Unscd. Notes	4.75	2/15/44	500,000	538,508
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	465,000	581,917
Pacific Gas & Electric,
Sr. Unscd. Notes	6.25	3/1/39	750,000	967,136
PECO Energy,
First Mortgage Bonds	4.80	10/15/43	500,000	567,701
Pennsylvania Electric,
Sr. Unscd. Notes	5.20	4/1/20	500,000	556,834
Piedmont Natural Gas,
Sr. Unscd. Notes	4.10	9/18/34	500,000	516,572
PPL Capital Funding,
Gtd. Notes	3.40	6/1/23	400,000	400,143
PPL Capital Funding,
Gtd. Notes	4.70	6/1/43	400,000	413,734
PPL Electric Utilities,
First Mortgage Bonds	4.75	7/15/43	1,000,000	1,109,830
Progress Energy,
Sr. Unscd. Notes	7.75	3/1/31	480,000	685,843
PSEG Power,
Gtd. Notes	2.45	11/15/18	180,000	182,047
Public Service Colorado,
First Mortgage Bonds	3.20	11/15/20	1,500,000	1,573,655

The Fund 67

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Utilities (continued)
Public Service Electric & Gas,
First Mortgage Notes	3.15	8/15/24	1,200,000		1,217,675
Public Service Electric & Gas,
Scd. Notes, Ser. D	5.25	7/1/35	230,000		276,361
San Diego Gas & Electric,
First Mortgage Bonds	3.60	9/1/23	400,000		421,808
Sempra Energy,
Sr. Unscd. Notes	2.88	10/1/22	1,000,000		982,596
South Carolina Electric & Gas,
First Mortgage Bonds	4.50	6/1/64	500,000		513,584
South Carolina Electric & Gas,
First Mortgage Bonds	6.63	2/1/32	200,000		268,362
Southern California Edison,
First Mortgage Bonds	3.88	6/1/21	1,400,000	[c]	1,523,518
Southern California Edison,
First Mortgage Bonds, Ser. 08-A	5.95	2/1/38	70,000		90,082
Southern California Edison,
Sr. Unscd. Notes	6.65	4/1/29	450,000		586,859
Southern California Gas,
First Mortgage Bonds	3.15	9/15/24	500,000		505,498
Southern California Gas,
First Mortgage Bonds, Ser. HH	5.45	4/15/18	100,000		112,708
Southwestern Electric Power,
Sr. Unscd. Notes, Ser. F	5.88	3/1/18	150,000		168,879
Tampa Electric,
Sr. Unscd. Notes	4.35	5/15/44	500,000		525,213
Union Electric,
Sr. Scd. Notes	6.40	6/15/17	1,000,000		1,122,766
Virginia Electric & Power,
Sr. Unscd. Notes	1.20	1/15/18	1,000,000		992,677
Virginia Electric & Power,
Sr. Unscd. Notes	4.00	1/15/43	500,000		495,344
Virginia Electric & Power,
Sr. Unscd. Notes, Ser. A	5.40	1/15/16	500,000		529,011
Wisconsin Power & Light,
Sr. Unscd. Debs	4.10	10/15/44	800,000		805,437
Xcel Energy,
Sr. Unscd. Notes	6.50	7/1/36	630,000		837,364
					45,535,680
Total Bonds and Notes
(cost $2,349,886,943)					2,413,287,115

68

Other Investment—8.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $202,017,347)	202,017,347 [g]	202,017,347

Investment of Cash Collateral
for Securities Loaned—.7%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $17,606,936)	17,606,936 [g]	17,606,936

Total Investments (cost $2,569,511,226)	109.2%	2,632,911,398
Liabilities, Less Cash and Receivables	(9.2%)	(221,289,528)
Net Assets	100.0%	2,411,621,870

GO—General Obligation
REIT—Real Estate Investment Trust

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2014, these securities were valued at $10,415,002 or 0.4% of net assets.
c Security, or portion thereof, on loan.At October 31, 2014, the value of the fund’s securities on loan was
$174,932,093 and the value of the collateral held by the fund was $179,929,366, consisting of cash collateral of
$17,606,936 and U.S. Government & Agency securities valued at $162,322,430.
d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f This security is traded on a To-Be-Announced (“TBA”) basis.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	68.1	Commercial Mortgage-Backed	1.6
Corporate Bonds	24.0	Municipal Bonds	.8
Money Market Investments	9.1	Asset-Backed	.6
Foreign/Governmental	5.0		109.2

† Based on net assets.
See notes to financial statements.

The Fund 69

TBA SALE COMMITMENTS
October 31, 2014

	Principal
	Amount ($)		Value ($)
Federal Home Loan Mortgage Corp.:
4%, 11/1/29	300,000	[a,b]	318,070
4.50%, 11/1/18	800,000	[a,b]	843,500
5%, 11/19/22	1,500,000	[a,b]	1,581,563
Total Federal Home Loan Mortgage Corp.	2,600,000		2,743,133
Federal National Mortgage Association:
2.50%, 11/1/43	600,000	[a,b]	578,938
4%, 11/18/29	4,150,000	[a,b]	4,404,512
4.50%, 11/18/29	1,600,000	[a,b]	1,685,938
5%, 11/1/17	300,000	[a,b]	316,594
5.50%, 11/1/29	500,000	[a,b]	528,390
Total Federal National Mortgage Association	7,150,000		7,514,372
Government National Mortgage Association:
5%, 11/1/33	7,000,000	[b]	7,724,334
5.50%, 11/15/32	1,600,000	[b]	1,781,375
Total Government
National Mortgage Association	8,600,000		9,505,709
Total TBA Sale Commitments
(proceeds $19,746,217)			19,763,214

a The Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association and Federal Home
Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
b Sold on a delayed delivery basis

70

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $174,932,093)—Note 1(b):
Unaffiliated issuers	2,349,886,943	2,413,287,115
Affiliated issuers	219,624,283	219,624,283
Cash		4,859,888
Receivable for investment securities sold		54,679,348
Receivable for TBA sale commitments		19,746,217
Dividends, interest and securities lending income receivable		15,094,007
Receivable for shares of Capital Stock subscribed		5,140,003
		2,732,430,861
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		533,428
Payable for investment securities purchased		160,098,825
Payable for open mortgage dollar roll transactions—Note 4		117,989,876
TBA sales commitment, at value (proceeds $19,746,217)—
see TBA Sales Commitments—Note 4		19,763,214
Liability for securities on loan—Note 1(b)		17,606,936
Payable for shares of Capital Stock redeemed		4,800,577
Accrued expenses		16,135
		320,808,991
Net Assets ($)		2,411,621,870
Composition of Net Assets ($):
Paid-in capital		2,328,286,038
Accumulated undistributed investment income—net		2,329,198
Accumulated net realized gain (loss) on investments		17,623,459
Accumulated net unrealized appreciation
(depreciation) on investments		63,383,175
Net Assets ($)		2,411,621,870

Net Asset Value Per Share
	Investor Shares	BASIC Shares
Net Assets ($)	1,190,993,785	1,220,628,085
Shares Outstanding	112,339,241	115,068,448
Net Asset Value Per Share ($)	10.60	10.61
See notes to financial statements.

The Fund 71

STATEMENT OF OPERATIONS
Year Ended October 31, 2014

Investment Income ($):
Income:
Interest	56,900,875
Income from securities lending—Note 1(b)	168,250
Dividends;
Affliated issuers	99,708
Total Income	57,168,833
Expenses:
Management fee—Note 3(a)	3,271,111
Distribution Plan fees (Investor Shares)—Note 3(b)	2,243,523
Directors’ fees—Note 3(a)	155,430
Loan commitment fees—Note 2	20,305
Total Expenses	5,690,369
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(155,430)
Net Expenses	5,534,939
Investment Income—Net	51,633,894
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	22,902,556
Net unrealized appreciation (depreciation) on investments	8,616,363
Net Realized and Unrealized Gain (Loss) on Investments	31,518,919
Net Increase in Net Assets Resulting from Operations	83,152,813

See notes to financial statements.

72

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013
Operations ($):
Investment income—net	51,633,894	54,387,941
Net realized gain (loss) on investments	22,902,556	36,177,404
Net unrealized appreciation
(depreciation) on investments	8,616,363	(128,007,187)
Net Increase (Decrease) in Net Assets
Resulting from Operations	83,152,813	(37,441,842)
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(21,289,213)	(25,808,556)
BASIC Shares	(33,708,941)	(36,949,929)
Net realized gain on investments:
Investor Shares	(11,929,675)	(2,369,554)
BASIC Shares	(16,594,600)	(3,192,239)
Total Dividends	(83,522,429)	(68,320,278)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	591,861,829	331,081,540
BASIC Shares	434,531,737	428,646,545
Dividends reinvested:
Investor Shares	32,932,622	27,685,258
BASIC Shares	44,839,901	35,691,797
Cost of shares redeemed:
Investor Shares	(338,025,004)	(440,721,801)
BASIC Shares	(508,208,499)	(641,338,922)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	257,932,586	(258,955,583)
Total Increase (Decrease) in Net Assets	257,562,970	(364,717,703)
Net Assets ($):
Beginning of Period	2,154,058,900	2,518,776,603
End of Period	2,411,621,870	2,154,058,900
Undistributed investment income–net	2,329,198	2,011,773

The Fund 73

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2014	2013
Capital Share Transactions:
Investor Shares
Shares sold	56,139,224	30,599,851
Shares issued for dividends reinvested	3,148,438	2,559,322
Shares redeemed	(32,176,189)	(40,873,438)
Net Increase (Decrease) in Shares Outstanding	27,111,473	(7,714,265)
BASIC Shares
Shares sold	41,298,790	39,632,326
Shares issued for dividends reinvested	4,283,160	3,298,055
Shares redeemed	(48,124,947)	(59,009,178)
Net Increase (Decrease) in Shares Outstanding	(2,542,997)	(16,078,797)

See notes to financial statements.

74

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	10.62	11.11	10.93	10.80	10.42
Investment Operations:
Investment income—net[a]	.23	.24	.30	.34	.35
Net realized and unrealized
gain (loss) on investments	.14	(.42)	.21	.14	.39
Total from Investment Operations	.37	(.18)	.51	.48	.74
Distributions:
Dividends from investment income—net	(.25)	(.28)	(.33)	(.35)	(.36)
Dividends from net realized
gain on investments	(.14)	(.03)	—	—	—
Total Distributions	(.39)	(.31)	(.33)	(.35)	(.36)
Net asset value, end of period	10.60	10.62	11.11	10.93	10.80
Total Return (%)	3.62	(1.66)	4.75	4.58	7.28
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.41	.41	.41	.40	.41
Ratio of net expenses
to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income
to average net assets	2.22	2.25	2.67	3.24	3.27
Portfolio Turnover Rate	145.11 [b]	94.21 [b]	30.42	30.02	32.15
Net Assets, end of period
($ x 1,000)	1,190,994	904,779	1,032,597	896,293	996,131

a Based on average shares outstanding.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2014 and
October 31, 2013 were 89.76% and 67.47% respectively.

See notes to financial statements.

The Fund 75

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
BASIC Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	10.62	11.12	10.94	10.80	10.42
Investment Operations:
Investment income—net[a]	.26	.27	.32	.36	.37
Net realized and unrealized
gain (loss) on investments	.15	(.43)	.22	.16	.40
Total from Investment Operations	.41	(.16)	.54	.52	.77
Distributions:
Dividends from
investment income—net	(.28)	(.31)	(.36)	(.38)	(.39)
Dividends from net realized
gain on investments	(.14)	(.03)	—	—	—
Total Distributions	(.42)	(.34)	(.36)	(.38)	(.39)
Net asset value, end of period	10.61	10.62	11.12	10.94	10.80
Total Return (%)	3.97	(1.50)	5.01	4.94	7.55
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.16	.16	.16	.15	.16
Ratio of net expenses
to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income
to average net assets	2.47	2.50	2.92	3.31	3.52
Portfolio Turnover Rate	145.11 [b]	94.21 [b]	30.42	30.02	32.15
Net Assets, end of period
($ x 1,000)	1,220,628	1,249,280	1,486,179	1,427,047	1,249,324

a Based on average shares outstanding.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2014 and
October 31, 2013 were 89.76% and 67.47% respectively.

See notes to financial statements.

76

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective seeks to match the total return of the Barclays U.S. Aggregate Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and BASIC. Investor shares and BASIC shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for

The Fund 77

NOTES TO FINANCIAL STATEMENTS (continued)

SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

78

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable

The Fund 79

NOTES TO FINANCIAL STATEMENTS (continued)

issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	13,302,675	—	13,302,675
Commercial
Mortgage-Backed	—	38,841,474	—	38,841,474
Corporate Bonds†	—	576,635,412	—	576,635,412
Foreign Government	—	120,386,714	—	120,386,714
Municipal Bonds†	—	18,892,486	—	18,892,486
Mutual Funds	219,624,283	—	—	219,624,283
U.S. Government
Agencies/
Mortgage-Backed	—	807,049,165	—	807,049,165
U.S. Treasury	—	838,179,189	—	838,179,189
Liabilities ($)
Other Financial
Instruments:
TBA Sales
Commitments	—	(19,763,214)	—	(19,763,214)

† See Statement of Investments for additional detailed categorizations.

At October 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

80

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2014, The Bank of New York Mellon earned $40,451 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments

The Fund 81

NOTES TO FINANCIAL STATEMENTS (continued)

in affiliated investment companies during the period ended October 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2013 ($)	Purchases ($)	Sales ($)	10/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	68,659,201	662,160,785	528,802,639	202,017,347	8.4
Dreyfus
Institutional
Cash
Advantage
Fund	9,749,007	113,809,570	105,951,641	17,606,936.7
Total	78,408,208	775,970,355	634,754,280	219,624,283	9.1

(d) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: It is policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

82

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,945,301, undistributed capital gains $11,422,859 and unrealized appreciation $62,967,672.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were as follows: ordinary income $55,998,444 and $62,758,485, and long-term capital gains $27,523,985 and $5,561,793, respectively.

During the period ended October 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortage backed securities, amortization of pre-minums and consent fees, the fund increased accumulated undistributed investment income-net by $3,681,685 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund 83

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2014, fees reimbursed by the Manager amounted to $155,430.

84

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no Distribution Plan fee. During the period ended October 31, 2014, Investor shares were charged $2,243,523 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $302,925 and Distribution Plan fees $245,218, which are offset against an expense reimbursement currently in effect in the amount of $14,715.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2014, amounted to $2,173,797,318 and $1,971,441,288, respectively, in addition to $1,212,351,375 in purchases and $1,215,607,205 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon

The Fund 85

NOTES TO FINANCIAL STATEMENTS (continued)

price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

To-Be-Announced (“TBA”) Securities: During the period ended October 31, 2014, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underling mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments under the caption “TBA Sale Commitments.” The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

At October 31, 2014, the cost of investments for federal income tax purposes was $2,569,926,729; accordingly, accumulated net unrealized appreciation on investments was $62,984,669, consisting of $70,757,219 gross unrealized appreciation and $7,772,550 gross unrealized depreciation.

86

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments and TBA Sale Commitments, as of October 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles

New York, New York
December 30, 2014

The Fund 87

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund reports the maximum amount allowable but not less than 89.31% as intertest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also the fund reports the maximum amount allowable but not less than $.1373 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0050 as a short-term capital gain dividend paid on December 20, 2013 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

88

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Francine J. Bovich (63)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund 89

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 69
———————
Benaree Pratt Wiley (68)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member
J.Tomlinson Fort, Emeritus Board Member

90

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 144 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

The Fund 91

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 164 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

92

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Tax Managed
Growth Fund

ANNUAL REPORT October 31, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Tax Managed
Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Tax Managed Growth Fund, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite bouts of heightened volatility stemming mainly from economic and geopolitical concerns in overseas markets, U.S. stocks gained ground over the reporting period as the domestic economy continued to rebound. As a result, several broad measures of equity market performance established new record highs. Smaller and more economically sensitive stocks generally fared well over the reporting period’s first half, but larger, better established companies rallied more strongly over the second half.

We remain cautiously optimistic regarding the U.S. stock market’s prospects. We currently expect the economy to continue to accelerate as several longstanding drags — including tight fiscal policies and private sector deleveraging — fade from the scene. Of course, a number of risks remain, including the possibilities of higher interest rates and intensifying geopolitical turmoil. As always, we encourage you to discuss our observations with your financial adviser to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus Tax Managed Growth Fund’s Class A shares produced a total return of 12.00%, Class C shares returned 11.16%, and Class I shares returned 12.29%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 17.24% for the same period.2

The S&P 500 Index reached a series of new record highs over the reporting period as the U.S. economic recovery gained momentum.The fund produced lower returns than its benchmark, primarily due to its focus on industry-leading multinationals at a time when investors predominantly favored domestically oriented companies.

The Fund’s Investment Approach

The fund invests primarily in well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence, and above-average earnings growth potential. At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors. We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

S&P 500 Index Reached New Record Highs

The S&P 500 Index registered a series of new highs over the reporting period even as market volatility increased.The benchmark recovered quickly after a steep sell-off in January 2014 and again after a slide in July, crossing the 2000 threshold for the first time by the end of August. The S&P 500 Index retreated again in September but rebounded to set a new record high on the last day of October.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Equities pressed higher over the reporting period even as investors began to anticipate higher short-term interest rates from the Federal Reserve Board. Investors also worried about slowing global growth, intensifying conflicts in the Middle East and Ukraine, and the Ebola crisis in West Africa.The health care and information technology sectors led the market’s advance, while the energy sector ranked among the weaker sectors due to slack global demand and a stronger U.S. dollar.

Multinationals Lagged Companies with a Domestic Focus

The fund recorded double-digit gains for the reporting period, but relative results were constrained by its focus on multinational corporations at a time when investors favored more domestically oriented companies. A substantially overweighted allocation to the consumer staples sector and weakness in key sector holdings represented the largest detractor from relative results.An above-market weighting in the lagging energy sector also penalized relative results, but this effect was mitigated to a degree by successful stock selections. However, the fund’s stock selection strategies in the health care, materials, and financials sectors proved detrimental. Individual positions detracting from performance included Whole Foods Market, International Business Machines, Target, Freeport-McMoRan, Occidental Petroleum, Diageo,ADR, and Air Products and Chemicals.

The largest factor supporting relative results was limited and selective representation in the relatively weak consumer discretionary sector. Holdings such as Walt Disney and Time Warner Cable outperformed market and sector averages. An underweighted allocation and successful stock selections in the industrials sector added value to relative performance. Lack of exposure to the telecommunications services sector also was beneficial. Individual positions making the greatest absolute contributions to returns included Apple, Altria Group, Novo Nordisk, ADR, Canadian Pacific Railway, AbbVie, Johnson & Johnson, Exxon Mobil, and Intel.

Despite lagging fund results during the reporting period, collectively companies held by the fund sustained strong financial results and enhanced long-term shareholder value through disciplined capital redeployment, dividend increases, and share repurchases.

4

Investors May Become More Selective

The combination of low interest rates, muted inflation, slow but persistent U.S. growth, and lack of attractive investment alternatives has continued to support a favorable environment for equities. However, valuations have risen, and market volatility may become more pronounced as a tighter monetary policy approaches. Consequently, we expect investors to focus more intently on company fundamentals, with a preference for companies that have the competitive advantages and financial resources to sustain earnings and dividend growth. In our judgment, the fund’s holdings of large, high-quality multinationals have the scale, financial flexibility, and management resources to manage higher costs and maintain growth as U.S. interest rates normalize. These global companies offer investors a way to benefit from improving U.S. demand while retaining diversified exposure to the substantial opportunities for market share gains abroad. Furthermore, the fund seeks to reduce risk by investing with seasoned management teams who have established records of creating value for shareholders through numerous business and market cycles.

November 17, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Reflects monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Tax Managed Growth Fund on 10/31/04 to a $10,000 investment made in the Standard & Poor’s 500 Composite
Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of U.S.
stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/14

	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5.56%		11.99%	6.59%
without sales charge	12.00%		13.32%	7.23%
Class C shares
with applicable redemption charge †	10.16%		12.48%	6.43%
without redemption	11.16%		12.48%	6.43%
Class I shares	12.29%		13.61%	7.50%
Standard & Poor’s 500
Composite Stock Price Index	17.24%		16.68%	8.20%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.96	$10.80	$5.67
Ending value (after expenses)	$1,044.90	$1,040.90	$1,046.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.87	$10.66	$5.60
Ending value (after expenses)	$1,018.40	$1,014.62	$1,019.66

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2014

Common Stocks—99.6%	Shares	Value ($)
Banks—1.2%
Wells Fargo & Co.	42,700	2,266,943
Capital Goods—2.4%
Caterpillar	20,600	2,089,046
United Technologies	23,400	2,503,800
		4,592,846
Commercial Services & Supplies—.2%
CDK Global	11,066	371,818
Consumer Services—2.0%
McDonald’s	41,150	3,856,990
Diversified Financials—7.9%
American Express	23,700	2,131,815
BlackRock	10,600	3,615,766
Franklin Resources	58,800	3,269,868
JPMorgan Chase & Co.	85,300	5,158,944
State Street	14,000	1,056,440
		15,232,833
Energy—14.9%
Chevron	61,600	7,388,920
ConocoPhillips	37,800	2,727,270
EOG Resources	13,400	1,273,670
Exxon Mobil	101,912	9,855,909
Imperial Oil	47,400	2,269,512
Occidental Petroleum	59,700	5,309,121
		28,824,402
Food & Staples Retailing—2.3%
Walgreen	47,400	3,044,028
Whole Foods Market	36,000	1,415,880
		4,459,908
Food, Beverage & Tobacco—21.8%
Altria Group	109,000	5,269,060

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Coca-Cola	225,600		9,448,128
Diageo, ADR	17,100		2,017,287
Kraft Foods Group	9,523		536,621
Mondelez International, Cl. A	51,571		1,818,393
Nestle, ADR	74,650		5,474,085
PepsiCo	40,300		3,875,651
Philip Morris International	122,300		10,885,923
SABMiller	51,850		2,928,492
			42,253,640
Health Care Equipment &
Services—1.6%
Abbott Laboratories	71,100		3,099,249
Household & Personal
Products—4.8%
Estee Lauder, Cl. A	44,600		3,353,028
Procter & Gamble	69,100		6,030,357
			9,383,385
Insurance—1.1%
ACE	20,000		2,186,000
Materials—1.3%
Praxair	19,500		2,456,805
Media—4.0%
Comcast, Cl. A	47,400		2,623,590
News Corp., Cl. A	9,000	[a]	139,320
Time Warner Cable	2,200		323,862
Twenty-First Century Fox, Cl. A	36,000		1,241,280
Walt Disney	37,900		3,463,302
			7,791,354
Pharmaceuticals, Biotech &
Life Sciences—14.2%
AbbVie	71,100		4,512,006

10

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Celgene	12,000	[a]	1,285,080
Gilead Sciences	20,000	[a]	2,240,000
Johnson & Johnson	62,400		6,725,472
Merck & Co.	17,000		984,980
Novartis, ADR	28,600		2,650,934
Novo Nordisk, ADR	99,500		4,495,410
Roche Holding, ADR	123,400		4,542,354
			27,436,236
Retailing—1.7%
Wal-Mart Stores	42,700		3,256,729
Semiconductors & Semiconductor
Equipment—3.6%
Intel	81,600		2,775,216
Texas Instruments	71,000		3,525,860
Xilinx	17,100		760,608
			7,061,684
Software & Services—4.9%
Automatic Data Processing	33,200		2,715,096
International Business Machines	26,900		4,422,360
Oracle	57,500		2,245,375
			9,382,831
Technology Hardware &
Equipment—7.7%
Apple	110,700		11,955,600
QUALCOMM	37,500		2,944,125
			14,899,725
Transportation—2.0%
Canadian Pacific Railway	18,900		3,925,152
Total Common Stocks
(cost $118,333,196)			192,738,530

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $801,064)	801,064 [b]	801,064

Total Investments (cost $119,134,260)	100.0%	193,539,594
Liabilities, Less Cash and Receivables	(.0%)	(84,025)
Net Assets	100.0%	193,455,569

ADR—American Depository Receipts
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	21.8	Food & Staples Retailing	2.3
Energy	14.9	Consumer Services	2.0
Pharmaceuticals, Biotech &		Transportation	2.0
Life Sciences	14.2	Retailing	1.7
Diversified Financials	7.9	Health Care Equipment & Services	1.6
Technology Hardware & Equipment	7.7	Materials	1.3
Software & Services	4.9	Banks	1.2
Household & Personal Products	4.8	Insurance	1.1
Media	4.0	Money Market Investment	.4
Semiconductors &		Commercial Services & Supplies	.2
Semiconductor Equipment	3.6
Capital Goods	2.4		100.0

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	118,333,196	192,738,530
Affiliated issuers	801,064	801,064
Cash		12,645
Receivable for investment securities sold		43,753
Dividends receivable		238,315
		193,834,307
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		221,368
Payable for shares of Capital Stock redeemed		157,370
		378,738
Net Assets ($)		193,455,569
Composition of Net Assets ($):
Paid-in capital		113,696,547
Accumulated undistributed investment income—net		563,749
Accumulated net realized gain (loss) on investments		4,789,939
Accumulated net unrealized appreciation
(depreciation) on investments		74,405,334
Net Assets ($)		193,455,569

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	87,549,078	35,570,155	70,336,336
Shares Outstanding	3,284,530	1,405,809	2,632,953
Net Asset Value Per Share ($)	26.65	25.30	26.71
See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income ($):
Income:
Cash dividends (net of $126,045 foreign taxes withheld at source):
Unaffiliated issuers	5,001,069
Affiliated issuers	497
Income from securities lending—Note 1(c)	7,719
Total Income	5,009,285
Expenses:
Management fee—Note 3(a)	2,130,571
Disbribution/Service Plan fees—Note 3(b)	658,695
Directors’ fees—Note 3(a,c)	14,729
Interest expenses—Note 2	2,047
Loan commitment fees—Note 2	1,858
Total Expenses	2,807,900
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(14,729)
Net Expenses	2,793,171
Investment Income—Net	2,216,114
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	5,646,286
Net unrealized appreciation (depreciation) on investments	13,663,583
Net Realized and Unrealized Gain (Loss) on Investments	19,309,869
Net Increase in Net Assets Resulting from Operations	21,525,983
See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013
Operations ($):
Investment income—net	2,216,114	2,705,201
Net realized gain (loss) on investments	5,646,286	1,681,290
Net unrealized appreciation
(depreciation) on investments	13,663,583	22,702,384
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,525,983	27,088,875
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,673,385)	(2,065,321)
Class C	(210,320)	(252,618)
Class I	(393,158)	(283,960)
Total Dividends	(2,276,863)	(2,601,899)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	11,671,447	33,286,220
Class C	3,667,230	5,911,937
Class I	63,932,939	5,359,531
Dividends reinvested:
Class A	1,503,509	1,861,750
Class C	132,504	160,437
Class I	355,412	214,395
Cost of shares redeemed:
Class A	(85,863,612)	(39,609,239)
Class C	(5,648,728)	(5,500,780)
Class I	(10,835,103)	(10,824,566)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(21,084,402)	(9,140,315)
Total Increase (Decrease) in Net Assets	(1,835,282)	15,346,661
Net Assets ($):
Beginning of Period	195,290,851	179,944,190
End of Period	193,455,569	195,290,851
Undistributed investment income—net	563,749	624,585

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2014	2013
Capital Share Transactions:
Class Aa
Shares sold	471,566	1,498,038
Shares issued for dividends reinvested	60,583	83,869
Shares redeemed	(3,321,920)	(1,731,695)
Net Increase (Decrease) in Shares Outstanding	(2,789,771)	(149,788)
Class Ca
Shares sold	154,387	281,842
Shares issued for dividends reinvested	5,595	7,577
Shares redeemed	(235,473)	(256,363)
Net Increase (Decrease) in Shares Outstanding	(75,491)	33,056
Class I
Shares sold	2,430,540	241,055
Shares issued for dividends reinvested	14,009	9,665
Shares redeemed	(434,481)	(483,900)
Net Increase (Decrease) in Shares Outstanding	2,010,068	(233,180)

a During the period ended October 31, 2013, 25,087 Class C shares representing $560,943 were exchanged for
23,890 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	24.09	21.27	19.34	17.47	15.40
Investment Operations:
Investment income—net[a]	.33	.34	.27	.27	.25
Net realized and unrealized
gain (loss) on investments	2.54	2.80	2.03	1.85	2.10
Total from Investment Operations	2.87	3.14	2.30	2.12	2.35
Distributions:
Dividends from investment income—net	(.31)	(.32)	(.37)	(.25)	(.28)
Net asset value, end of period	26.65	24.09	21.27	19.34	17.47
Total Return (%)[b]	12.00	14.91	12.10	12.13	15.53
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses
to average net assets	1.35	1.35	1.35	1.32	1.25
Ratio of net investment income
to average net assets	1.30	1.49	1.28	1.42	1.54
Portfolio Turnover Rate	2.44	6.47	11.15	15.10	3.00
Net Assets, end of period ($ x 1,000)	87,549	146,333	132,387	100,740	76,318

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	22.90	20.23	18.36	16.60	14.65
Investment Operations:
Investment income—net[a]	.12	.16	.10	.12	.12
Net realized and unrealized
gain (loss) on investments	2.42	2.68	1.94	1.76	2.01
Total from Investment Operations	2.54	2.84	2.04	1.88	2.13
Distributions:
Dividends from investment income—net	(.14)	(.17)	(.17)	(.12)	(.18)
Net asset value, end of period	25.30	22.90	20.23	18.36	16.60
Total Return (%)[b]	11.16	14.11	11.19	11.38	14.63
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.10	2.10	2.10	2.07	2.00
Ratio of net investment income
to average net assets	.48	.75	.51	.68	.80
Portfolio Turnover Rate	2.44	6.47	11.15	15.10	3.00
Net Assets, end of period ($ x 1,000)	35,570	33,915	29,304	20,386	18,714

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended October 31,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	24.15	21.32	19.40	17.53	15.44
Investment Operations:
Investment income—net[a]	.32	.40	.32	.30	.28
Net realized and unrealized
gain (loss) on investments	2.62	2.81	2.04	1.86	2.13
Total from Investment Operations	2.94	3.21	2.36	2.16	2.41
Distributions:
Dividends from investment income—net	(.38)	(.38)	(.44)	(.29)	(.32)
Net asset value, end of period	26.71	24.15	21.32	19.40	17.53
Total Return (%)	12.29	15.21	12.33	12.47	15.81
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.11	1.11	1.11	1.11
Ratio of net expenses
to average net assets	1.10	1.10	1.10	1.08	1.00
Ratio of net investment income
to average net assets	1.24	1.78	1.51	1.62	1.72
Portfolio Turnover Rate	2.44	6.47	11.15	15.10	3.00
Net Assets, end of period ($ x 1,000)	70,336	15,043	18,253	6,284	1,785
a Based on average shares outstanding.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting

20

rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

22

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	164,435,304	—		—	164,435,304
Equity Securities—
Foreign
Common Stocks†	25,374,734	2,928,492	††	—	28,303,226
Mutual Funds	801,064	—		—	801,064

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to

24

income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2014, The Bank of NewYork Mellon earned $1,605 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2013 ($)	Purchases ($)	Sales ($)	10/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	647,085	16,384,144	16,230,165	801,064.4
Dreyfus
Institutional
Cash
Advantage
Fund	1,456,960	19,644,377	21,101,337	—	—
Total	2,104,045	36,028,521	37,331,502	801,064.4

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $563,749, undistributed capital gains $4,789,939 and unrealized appreciation $74,405,334.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were as follows: ordinary income $2,276,863 and $2,601,899, respectively.

During the period ended October 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $87 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to

26

October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2014, the fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2014 was approximately $185,800 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan and Service Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2014, fees reimbursed by Dreyfus amounted to $14,729.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2014, the Distributor retained $4,901 from commissions earned on sales of the fund’s Class A shares and $3,892 from CDSCs on redemptions of the fund’s class C shares.

(b) Under separate Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of its average daily net assets. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2014, Class A and Class C shares were charged $311,260 and $260,576, respectively, pursuant to their Distribution Plans. During the period ended October 31, 2014, Class C shares were charged $86,859, pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $174,913, Distribution Plans fees $40,059 and Service Plan fees $7,323, which are offset against an expense reimbursement currently in effect in the amount of $927.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2014, amounted to $4,738,020 and $35,985,745, respectively.

At October 31, 2014, the cost of investments for federal income tax purposes was $119,134,260; accordingly, accumulated net unrealized appreciation on investments was $74,405,334, consisting of $74,726,852 gross unrealized appreciation and $321,518 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Managed Growth Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Managed Growth Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2014

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $2,276,863 as ordinary income dividends paid during the year ended October 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2014 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Francine J. Bovich (63)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

32

Stephen J. Lockwood (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 69
———————
Benaree Pratt Wiley (68)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member
J.Tomlinson Fort, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 144 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

34

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios).

He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 164 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Fund 35

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
BASIC S&P 500
Stock Index Fund

ANNUAL REPORT October 31, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
25	Statement of Financial Futures
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
29	Financial Highlights
30	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Important Tax Information
45	Board Members Information
47	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
S&P 500 Stock Index Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite bouts of heightened volatility stemming mainly from economic and geopolitical concerns in overseas markets, U.S. stocks gained ground over the reporting period as the domestic economy continued to rebound. As a result, several broad measures of equity market performance established new record highs. Smaller and more economically sensitive stocks generally fared well over the reporting period’s first half, but larger, better established companies rallied more strongly over the second half.

We remain cautiously optimistic regarding the U.S. stock market’s prospects. We currently expect the economy to continue to accelerate as several longstanding drags—including tight fiscal policies and private sector deleveraging—fade from the scene. Of course, a number of risks remain, including the possibilities of higher interest rates and intensifying geopolitical turmoil. As always, we encourage you to discuss our observations with your financial adviser to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by Thomas J. Durante, CFA, Karen Q.Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of 17.03%.1 In comparison, the Standard & Poor’s® 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 17.24% for the same period.2,3

Despite bouts of occasional volatility, sustained improvement in U.S. economic conditions generally helped support stock market gains for the reporting period overall. The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weightings. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its float-adjusted market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

The fund employed futures contracts during the reporting period in its efforts to replicate the returns of the S&P 500 Index.

Stocks Climbed Despite Bouts of Volatility

The S&P 500 Index gained value over the final months of 2013 amid a falling unemployment rate and intensifying manufacturing activity. The Federal Reserve Board (the “Fed”) appeared to confirm the economic recovery’s sustainability in December, when it began to back gradually away from its quantitative easing program. Stocks gave up some of their previous gains in January when concerns arose regarding economic and political instability in the emerging markets. In addition,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

U.S. GDP contracted at a surprising annualized 2.1% rate over the first quarter of 2014 due to the dampening effects of severe winter weather on corporate spending, housing market activity, and export activity.

U.S. stocks soon rebounded strongly, climbing to a series of new highs through the end of June as investors responded positively to expectations that the Fed would keep short-term interest rates low even as various economic indicators improved steadily. In fact, the U.S. economy rebounded at a robust 4.6% annualized rate during the second quarter of the year.

The market encountered renewed volatility in July and September, when disappointing economic growth in Europe, China, and Japan sparked concerns that a weak global economy might derail the U.S. expansion. However, strong corporate earnings and solid economic data—including an estimated 3.5% annualized GDP growth rate for the third quarter of 2014—drove the S&P 500 Index to a new record high on the last day of the reporting period.

In this environment, growth stocks generally produced higher returns than their more value-oriented counterparts, and large-cap stocks significantly outpaced small- and midcap stocks.

Technology and Health Care Stocks Led Market’s Advance

All 10 of the economic segments represented in the S&P 500 Index posted positive absolute returns over the reporting period. Results were especially robust in the information technology sector, in large part due to robust gains by industry leaders Apple, Microsoft, and Google. In addition, enterprise spending began to increase in the recovering economy, bolstering results for companies that produce efficiency and productivity enhancements for businesses. Finally, some technology companies have established or raised their dividends, attracting income-oriented investors.

In the health care sector, large pharmaceutical developers and biotechnology companies reported strong sales growth in the emerging markets. The health care sector also benefited from an aging population of U.S. consumers, which has driven Medicare spending higher. Among financial companies, retail-oriented banks fared well as mortgage lending volumes grew in response to rising refinancing activity. Real estate investment trusts gained value amid greater demand from income-oriented investors seeking competitive yields in a low interest-rate environment.

4

On the other hand, the telecommunications services sector lagged market averages due to intensifying competition from alternative providers of telephone and cable television services. In the energy sector, relative strength among large, integrated oil-and-gas producers was offset by weaker results from offshore drillers and other service providers in an environment of falling oil prices. Finally, the materials sector was hurt by declining iron ore and coal prices due to slowing demand from China and a switch by many U.S. electric utilities to lower cost natural gas.

Replicating the Performance of the S&P 500 Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears to remain on track. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 17, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.
3 “Standard & Poor’s®,” “S&P®,”“Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of
Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund.The fund is not sponsored, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/14
	1	Year	5 Years	10 Years
Fund	17.03%		16.51%	8.04%
Standard & Poor’s 500
Composite Stock Price Index	17.24%		16.68%	8.20%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus BASIC S&P 500 Stock Index Fund on 10/31/04 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

Expenses paid per $1,000†	$1.05
Ending value (after expenses)	$1,081.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

Expenses paid per $1,000†	$1.02
Ending value (after expenses)	$1,024.20

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

October 31, 2014

Common Stocks—96.2%	Shares		Value ($)
Automobiles & Components—1.0%
BorgWarner	26,182		1,492,898
Delphi Automotive	34,915		2,408,437
Ford Motor	452,624		6,377,472
General Motors	157,146		4,934,384
Goodyear Tire & Rubber	32,138		778,704
Harley-Davidson	25,544		1,678,241
Johnson Controls	77,262		3,650,629
			21,320,765
Banks—5.8%
Bank of America	1,227,915		21,071,021
BB&T	82,552		3,127,070
Citigroup	354,255		18,963,270
Comerica	21,253		1,014,618
Fifth Third Bancorp	97,432		1,947,666
Hudson City Bancorp	51,163		493,723
Huntington Bancshares	99,384		984,895
JPMorgan Chase & Co.	438,717		26,533,604
KeyCorp	106,762		1,409,258
M&T Bank	15,010		1,833,922
People’s United Financial	38,682	[a]	565,531
PNC Financial Services Group	63,026		5,444,816
Regions Financial	163,480		1,623,356
SunTrust Banks	62,518		2,446,955
U.S. Bancorp	210,223		8,955,500
Wells Fargo & Co.	554,168		29,420,779
Zions Bancorporation	23,623		684,358
			126,520,342
Capital Goods—7.3%
3M	75,530		11,614,248
Allegion	10,503		557,604
AMETEK	27,933		1,456,706
Boeing	78,340		9,785,449
Caterpillar	72,857		7,388,428
Cummins	19,988		2,921,846

8

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
Danaher	71,077		5,714,591
Deere & Co.	41,847	[a]	3,579,592
Dover	19,802		1,573,071
Eaton	55,583		3,801,321
Emerson Electric	81,400		5,214,484
Fastenal	31,215	[a]	1,374,709
Flowserve	16,604		1,128,906
Fluor	18,783		1,246,064
General Dynamics	37,067		5,180,484
General Electric	1,169,416		30,182,627
Honeywell International	90,741		8,722,025
Illinois Tool Works	42,612		3,879,823
Ingersoll-Rand	30,094		1,884,486
Jacobs Engineering Group	14,751	[b]	699,935
Joy Global	11,763		619,087
L-3 Communications Holdings	10,391		1,262,091
Lockheed Martin	31,355		5,975,322
Masco	41,354		912,683
Northrop Grumman	24,279		3,349,531
PACCAR	40,533		2,647,616
Pall	12,492		1,142,019
Parker Hannifin	17,155		2,179,200
Pentair	23,342		1,565,081
Precision Castparts	16,877		3,724,754
Quanta Services	24,319	[b]	828,792
Raytheon	36,598		3,801,800
Rockwell Automation	16,061		1,804,453
Rockwell Collins	16,474		1,386,287
Roper Industries	11,378		1,801,137
Snap-on	6,450		852,303
Stanley Black & Decker	18,513		1,733,557
Textron	31,427		1,305,163
United Rentals	11,072	[b]	1,218,584
United Technologies	99,201		10,614,507

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
W.W. Grainger	7,014		1,731,055
Xylem	20,565		747,743
			159,109,164
Commercial & Professional Services—.6%
ADT	20,551	[a]	736,548
Cintas	11,317		828,857
Dun & Bradstreet	4,420		542,820
Equifax	13,517		1,023,778
Nielsen	35,327		1,501,044
Pitney Bowes	23,609		584,087
Republic Services	31,242		1,199,693
Robert Half International	16,978		930,055
Stericycle	9,598	[b]	1,209,348
Tyco International	52,900		2,270,997
Waste Management	50,432		2,465,620
			13,292,847
Consumer Durables & Apparel—1.3%
Coach	32,534	[a]	1,118,519
D.R. Horton	38,612		879,967
Fossil Group	5,898	[b]	599,591
Garmin	14,202	[a]	787,927
Harman International Industries	8,158		875,680
Hasbro	13,386		770,097
Leggett & Platt	16,485	[a]	649,179
Lennar, Cl. A	20,402	[a]	878,918
Mattel	39,838		1,237,767
Michael Kors Holdings	23,810	[b]	1,871,228
Mohawk Industries	6,980	[b]	991,439
Newell Rubbermaid	33,795		1,126,387
NIKE, Cl. B	82,190		7,641,204
PulteGroup	39,604		760,001
PVH	9,342		1,068,258
Ralph Lauren	6,847		1,128,659
Under Armour, Cl. A	18,664	[b]	1,223,985
VF	40,278		2,726,015

10

Common Stocks (continued)	Shares		Value ($)
Consumer Durables & Apparel (continued)
Whirlpool	8,878		1,527,460
			27,862,281
Consumer Services—1.6%
Carnival	52,499		2,107,835
Chipotle Mexican Grill	3,602	[b]	2,298,076
Darden Restaurants	14,356	[a]	743,354
H&R Block	33,186		1,072,240
Marriott International, Cl. A	26,319		1,993,664
McDonald’s	115,022		10,781,012
Starbucks	87,107		6,581,805
Starwood Hotels & Resorts Worldwide	22,644	[c]	1,735,889
Wyndham Worldwide	15,389		1,195,264
Wynn Resorts	9,199		1,747,902
Yum! Brands	51,404		3,692,349
			33,949,390
Diversified Financials—5.0%
Affiliated Managers Group	6,439	[b]	1,286,448
American Express	105,007		9,445,380
Ameriprise Financial	21,857		2,757,698
Bank of New York Mellon	132,992		5,149,450
Berkshire Hathaway, Cl. B	212,559	[b]	29,792,269
BlackRock	14,552		4,963,833
Capital One Financial	65,525		5,423,504
Charles Schwab	133,859		3,837,738
CME Group	36,433		3,053,450
Discover Financial Services	53,925		3,439,337
E*TRADE Financial	33,417	[b]	745,199
Franklin Resources	46,018		2,559,061
Goldman Sachs Group	47,818		9,084,942
IntercontinentalExchange Group	13,267		2,763,383
Invesco	51,403		2,080,279
Legg Mason	12,298		639,496
Leucadia National	36,187		860,527
McGraw-Hill Financial	31,588		2,858,082
Moody’s	22,239		2,206,776

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials (continued)
Morgan Stanley	178,423		6,235,884
NASDAQ OMX Group	15,006		649,160
Navient	49,719		983,442
Northern Trust	25,357		1,681,169
State Street	50,236		3,790,809
T. Rowe Price Group	30,631		2,514,499
			108,801,815
Energy—8.8%
Anadarko Petroleum	58,505		5,369,589
Apache	45,055		3,478,246
Baker Hughes	50,847		2,692,857
Cabot Oil & Gas	48,831		1,518,644
Cameron International	23,944	[b]	1,425,865
Chesapeake Energy	60,375		1,339,117
Chevron	221,791		26,603,830
Cimarex Energy	10,048		1,142,156
ConocoPhillips	143,161		10,329,066
CONSOL Energy	26,797		986,130
Denbury Resources	44,157		547,547
Devon Energy	44,704		2,682,240
Diamond Offshore Drilling	8,243	[a]	310,844
Ensco, Cl. A	26,575		1,078,679
EOG Resources	63,728		6,057,346
EQT	17,343		1,630,936
Exxon Mobil	497,455		48,108,873
FMC Technologies	26,767	[b]	1,500,023
Halliburton	98,818		5,448,825
Helmerich & Payne	12,276		1,065,802
Hess	30,867		2,617,830
Kinder Morgan	77,757	[a]	3,009,196
Marathon Oil	79,007		2,796,848
Marathon Petroleum	33,755		3,068,330
Murphy Oil	20,093		1,072,765
Nabors Industries	32,564		581,267
National Oilwell Varco	50,162		3,643,768
Newfield Exploration	15,288	[b]	498,542

12

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Noble	29,478		616,680
Noble Energy	41,267		2,378,217
Occidental Petroleum	90,945		8,087,739
ONEOK	24,045		1,417,212
Phillips 66	65,213		5,119,221
Pioneer Natural Resources	16,466		3,113,062
QEP Resources	20,410		511,679
Range Resources	19,661		1,344,812
Schlumberger	151,209		14,918,280
Southwestern Energy	40,335	[b]	1,311,291
Spectra Energy	77,164		3,019,427
Tesoro	15,351		1,096,215
Transocean	38,718	[a]	1,154,958
Valero Energy	61,951		3,103,126
Williams	78,735		4,370,580
			192,167,660
Food & Staples Retailing—2.2%
Costco Wholesale	51,067		6,810,806
CVS Health	135,106		11,593,446
Kroger	57,142		3,183,381
Safeway	27,748		967,295
Sysco	68,446		2,637,909
Wal-Mart Stores	184,284		14,055,341
Walgreen	102,383		6,575,036
Whole Foods Market	43,009		1,691,544
			47,514,758
Food, Beverage & Tobacco—5.1%
Altria Group	231,332		11,182,589
Archer-Daniels-Midland	75,502		3,548,594
Brown-Forman, Cl. B	18,761		1,738,582
Campbell Soup	19,683	[a]	869,398
Coca-Cola	460,108		19,269,323
Coca-Cola Enterprises	26,406		1,144,700
ConAgra Foods	49,096		1,686,448
Constellation Brands, Cl. A	19,138	[b]	1,751,893
Dr. Pepper Snapple Group	23,036		1,595,243

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
General Mills	71,800		3,730,728
Hershey	17,077		1,637,855
Hormel Foods	15,603		841,158
J.M. Smucker	12,123		1,260,792
Kellogg	29,721		1,900,955
Keurig Green Mountain	14,231		2,159,554
Kraft Foods Group	69,249		3,902,181
Lorillard	42,191		2,594,746
McCormick & Co.	15,207		1,075,439
Mead Johnson Nutrition	23,407		2,324,549
Molson Coors Brewing, Cl. B	17,979		1,337,278
Mondelez International, Cl. A	197,945		6,979,541
Monster Beverage	16,754	[b]	1,690,144
PepsiCo	175,773		16,904,089
Philip Morris International	182,215		16,218,957
Reynolds American	36,263		2,281,305
Tyson Foods, Cl. A	34,128		1,377,065
			111,003,106
Health Care Equipment & Services—4.3%
Abbott Laboratories	175,448		7,647,778
Aetna	41,747		3,444,545
AmerisourceBergen	24,916		2,128,076
Baxter International	62,938		4,414,471
Becton Dickinson & Co.	22,220		2,859,714
Boston Scientific	152,615	[b]	2,026,727
C.R. Bard	9,004		1,476,386
Cardinal Health	39,403		3,092,347
CareFusion	23,720	[b]	1,360,816
Cerner	35,379	[b]	2,240,906
Cigna	30,812		3,067,951
Covidien	52,457		4,849,125
DaVita HealthCare Partners	20,723	[b]	1,617,845
DENTSPLY International	16,594		842,477
Edwards Lifesciences	12,518	[b]	1,513,677
Express Scripts Holding	87,067	[b]	6,688,487
Humana	17,944		2,491,524
Intuitive Surgical	4,200	[b]	2,082,360

14

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
Laboratory Corporation of America Holdings	10,432	[b]	1,140,113
McKesson	26,887		5,469,085
Medtronic	114,313		7,791,574
Patterson	10,060		433,687
Quest Diagnostics	16,831		1,068,095
St. Jude Medical	33,749		2,165,673
Stryker	34,227		2,995,889
Tenet Healthcare	12,016	[b]	673,497
UnitedHealth Group	113,370		10,771,284
Universal Health Services, Cl. B	10,532		1,092,274
Varian Medical Systems	12,627	[b]	1,062,183
WellPoint	32,018		4,056,360
Zimmer Holdings	19,914		2,215,233
			94,780,159
Household & Personal Products—2.0%
Avon Products	50,005		520,052
Clorox	15,180		1,510,410
Colgate-Palmolive	100,159		6,698,634
Estee Lauder, Cl. A	26,366		1,982,196
Kimberly-Clark	43,997		5,027,537
Procter & Gamble	315,560		27,538,921
			43,277,750
Insurance—2.7%
ACE	39,000		4,262,700
Aflac	53,026		3,167,243
Allstate	50,728		3,289,711
American International Group	166,489		8,918,816
Aon	33,908		2,916,088
Assurant	9,041		616,777
Chubb	28,609		2,842,590
Cincinnati Financial	16,945		855,214
Genworth Financial, Cl. A	56,876	[b]	795,695
Hartford Financial Services Group	52,578		2,081,037
Lincoln National	31,313		1,714,700
Loews	36,061		1,572,260
Marsh & McLennan	64,079		3,483,975
MetLife	130,487		7,077,615

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Insurance (continued)
Principal Financial Group	31,477		1,648,450
Progressive	64,826		1,712,055
Prudential Financial	53,422		4,729,984
Torchmark	15,535		822,734
Travelers	39,595		3,991,176
Unum Group	30,491		1,020,229
XL Group	31,854		1,079,214
			58,598,263
Materials—3.2%
Air Products & Chemicals	22,452		3,023,386
Airgas	7,667		855,177
Alcoa	136,575		2,288,997
Allegheny Technologies	12,257		402,642
Avery Dennison	11,354		531,935
Ball	16,407		1,057,103
Bemis	11,439		440,058
CF Industries Holdings	5,805		1,509,300
Dow Chemical	131,302		6,486,319
E.I. du Pont de Nemours & Co.	107,662		7,444,827
Eastman Chemical	17,901		1,446,043
Ecolab	31,333		3,485,170
FMC	16,191		928,554
Freeport-McMoRan	119,405		3,403,042
International Flavors & Fragrances	9,146		906,826
International Paper	49,857		2,523,761
LyondellBasell Industries, Cl. A	49,578		4,542,832
Martin Marietta Materials	7,077		827,443
MeadWestvaco	20,051		885,653
Monsanto	60,803		6,994,777
Mosaic	37,851		1,677,178
Newmont Mining	57,318		1,075,286
Nucor	36,518		1,974,163
Owens-Illinois	19,059	[b]	491,150
PPG Industries	16,117		3,282,872
Praxair	34,154		4,303,062
Sealed Air	24,699		895,339

16

Common Stocks (continued)	Shares		Value ($)
Materials (continued)
Sherwin-Williams	9,992		2,293,764
Sigma-Aldrich	13,598		1,848,104
Vulcan Materials	14,876		917,998
			68,742,761
Media—3.4%
Cablevision Systems (NY Group), Cl. A	24,574	[a]	457,568
CBS, Cl. B	57,156		3,098,998
Comcast, Cl. A	302,242		16,729,095
DIRECTV	58,531	[b]	5,079,905
Discovery Communications, Cl. A	17,599	[b]	622,125
Discovery Communications, Cl. C	31,805	[b]	1,112,857
Gannett	25,883		815,314
Interpublic Group of Companies	47,908		928,936
News Corp., Cl. A	57,512	[b]	890,286
Omnicom Group	30,113		2,163,920
Scripps Networks Interactive, Cl. A	12,617		974,537
Time Warner	99,846		7,934,762
Time Warner Cable	32,612		4,800,813
Twenty-First Century Fox, Cl. A	219,789		7,578,325
Viacom, Cl. B	44,450		3,230,626
Walt Disney	184,306		16,841,882
			73,259,949
Pharmaceuticals, Biotech &
Life Sciences—9.4%
AbbVie	185,421		11,766,817
Actavis	30,840	[b]	7,486,102
Agilent Technologies	38,231		2,113,410
Alexion Pharmaceuticals	22,973	[b]	4,396,113
Allergan	34,697		6,594,512
Amgen	88,279		14,317,088
Biogen Idec	27,660	[b]	8,881,073
Bristol-Myers Squibb	193,240		11,244,636
Celgene	93,530	[b]	10,016,128
Eli Lilly & Co.	114,999		7,627,884
Gilead Sciences	176,373	[b]	19,753,776
Hospira	18,712	[b]	1,004,834

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Johnson & Johnson	328,919		35,450,890
Mallinckrodt	13,185	[b]	1,215,393
Merck & Co.	336,586		19,501,793
Mylan	43,366	[b]	2,322,249
PerkinElmer	13,117		569,540
Perrigo Company	15,362		2,480,195
Pfizer	739,517		22,148,534
Regeneron Pharmaceuticals	8,631	[b]	3,398,197
Thermo Fisher Scientific	46,518		5,469,121
Vertex Pharmaceuticals	27,377	[b]	3,083,745
Waters	10,293	[b]	1,140,464
Zoetis	57,750		2,145,990
			204,128,484
Real Estate—2.3%
American Tower	46,142	[c]	4,498,845
Apartment Investment & Management, Cl. A	16,870	[c]	603,777
AvalonBay Communities	15,285	[c]	2,382,014
Boston Properties	17,377	[c]	2,202,535
CBRE Group, Cl. A	32,069	[b]	1,026,208
Crown Castle International	38,919		3,040,352
Equity Residential	42,148	[c]	2,931,815
Essex Property Trust	7,144	[c]	1,441,373
General Growth Properties	73,051	[c]	1,892,751
HCP	52,226	[a]	2,296,377
Health Care	37,765	[c]	2,685,469
Host Hotels & Resorts	85,832	[c]	2,000,744
Iron Mountain	19,028		686,340
Kimco Realty	45,518	[c]	1,135,674
Macerich	15,798	[c]	1,113,759
Plum Creek Timber	20,430	[c]	837,834
Prologis	57,409	[c]	2,391,085
Public Storage	16,898	[c]	3,114,977
Simon Property Group	36,497	[c]	6,540,627
Ventas	33,516	[c]	2,296,181
Vornado Realty Trust	20,225	[c]	2,214,233

18

Common Stocks (continued)	Shares		Value ($)
Real Estate (continued)
Weyerhaeuser	61,653	[c]	2,087,571
			49,420,541
Retailing—4.0%
Amazon.com	44,173	[b]	13,493,085
AutoNation	9,106	[b]	521,410
AutoZone	3,807	[a,b]	2,107,251
Bed Bath & Beyond	23,916	[b]	1,610,503
Best Buy	33,808		1,154,205
CarMax	25,507	[b]	1,426,096
Dollar General	34,794	[b]	2,180,540
Dollar Tree	24,071	[b]	1,457,980
Expedia	11,603		985,907
Family Dollar Stores	11,248		880,606
GameStop, Cl. A	13,527	[a]	578,415
Gap	30,452		1,153,826
Genuine Parts	17,752		1,723,364
Home Depot	157,065		15,316,979
Kohl’s	23,608		1,280,026
L Brands	28,286		2,039,986
Lowe’s	115,173		6,587,896
Macy’s	42,152		2,437,229
Netflix	6,946	[b]	2,728,180
Nordstrom	16,692		1,212,006
O’Reilly Automotive	12,388	[b]	2,178,801
PetSmart	12,468		902,060
Priceline Group	6,114	[b]	7,374,768
Ross Stores	25,032		2,020,583
Staples	79,020	[a]	1,001,974
Target	72,931		4,508,594
The TJX Companies	81,774		5,177,930
Tiffany & Co.	12,728		1,223,415
Tractor Supply	16,137		1,181,551
TripAdvisor	12,649	[b]	1,121,460
Urban Outfitters	11,892	[b]	361,041
			87,927,667

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment—2.3%
Altera	37,148		1,276,777
Analog Devices	35,944		1,783,541
Applied Materials	140,621		3,106,318
Avago Technologies	28,959		2,497,714
Broadcom, Cl. A	63,508		2,659,715
First Solar	8,752	[a,b]	515,493
Intel	577,469		19,639,721
KLA-Tencor	18,590		1,471,398
Lam Research	18,798		1,463,612
Linear Technology	26,881		1,151,582
Microchip Technology	22,728	[a]	979,804
Micron Technology	124,796	[b]	4,129,500
NVIDIA	60,224		1,176,777
Texas Instruments	124,553		6,185,302
Xilinx	31,010		1,379,325
			49,416,579
Software & Services—10.0%
Accenture, Cl. A	73,509		5,963,050
Adobe Systems	55,088	[b]	3,862,771
Akamai Technologies	21,182	[b]	1,277,275
Alliance Data Systems	6,472	[b]	1,833,841
Autodesk	25,990	[b]	1,495,465
Automatic Data Processing	56,165		4,593,174
CA	37,214		1,081,439
Citrix Systems	19,316	[b]	1,240,667
Cognizant Technology Solutions, Cl. A	70,538	[b]	3,445,781
Computer Sciences	16,993		1,026,377
eBay	131,773	[b]	6,918,082
Electronic Arts	36,859	[b]	1,510,113
Facebook, Cl. A	242,821	[b]	18,209,147
Fidelity National Information Services	33,448		1,953,029
Fiserv	29,650	[b]	2,060,082
Google, Cl. A	33,034	[b]	18,759,018
Google, Cl. C	33,034	[b]	18,468,649
International Business Machines	108,308		17,805,835

20

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Intuit	32,950		2,899,929
MasterCard, Cl. A	114,878		9,621,033
Microsoft	960,018		45,072,845
Oracle	380,082		14,842,202
Paychex	37,598	[a]	1,764,850
Red Hat	22,460	[b]	1,323,343
salesforce.com	67,109	[b]	4,294,305
Symantec	80,345		1,994,163
Teradata	19,616	[b]	830,149
Total System Services	19,165		647,585
VeriSign	13,222	[a,b]	790,147
Visa, Cl. A	57,464		13,873,534
Western Union	65,633		1,113,136
Xerox	127,930		1,698,910
Yahoo!	109,112	[b]	5,024,608
			217,294,534
Technology Hardware & Equipment—6.5%
Amphenol, Cl. A	36,890		1,865,896
Apple	698,493		75,437,244
Cisco Systems	594,833		14,555,564
Corning	151,919		3,103,705
EMC	238,726		6,858,598
F5 Networks	9,134	[b]	1,123,299
FLIR Systems	16,956		568,535
Harris	13,174		916,910
Hewlett-Packard	218,417		7,836,802
Jabil Circuit	21,071		441,437
Juniper Networks	47,175		993,977
Motorola Solutions	26,325		1,697,963
NetApp	38,646		1,654,049
QUALCOMM	195,482		15,347,292
SanDisk	26,129		2,459,784
Seagate Technology	38,170		2,398,221
TE Connectivity	47,634		2,911,866
Western Digital	25,641		2,522,305
			142,693,447

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Telecommunication Services—2.3%
AT&T	605,091	[a]	21,081,370
CenturyLink	67,295		2,791,397
Frontier Communications	111,275	[a]	727,738
Verizon Communications	482,928		24,267,132
Windstream Holdings	65,076	[a]	681,996
			49,549,633
Transportation—2.1%
C.H. Robinson Worldwide	17,205		1,190,758
CSX	116,653		4,156,346
Delta Air Lines	97,570		3,925,241
Expeditors International of Washington	23,656		1,009,165
FedEx	31,006		5,190,404
Kansas City Southern	12,665		1,555,135
Norfolk Southern	35,723		3,952,393
Ryder System	5,982		529,228
Southwest Airlines	80,949		2,791,122
Union Pacific	104,695		12,191,733
United Parcel Service, Cl. B	82,662		8,672,070
			45,163,595
Utilities—3.0%
AES	73,314		1,031,528
AGL Resources	12,961		698,728
Ameren	27,032		1,144,535
American Electric Power	56,056		3,270,307
CenterPoint Energy	49,893		1,224,873
CMS Energy	30,633		1,000,780
Consolidated Edison	33,270		2,107,987
Dominion Resources	67,093		4,783,731
DTE Energy	19,843		1,630,301
Duke Energy	82,468		6,774,746
Edison International	37,517		2,347,814
Entergy	20,912		1,757,026
Exelon	99,569		3,643,230

22

Common Stocks (continued)	Shares		Value ($)
Utilities (continued)
FirstEnergy	48,386		1,806,733
Integrys Energy Group	8,881		645,471
NextEra Energy	50,562		5,067,324
NiSource	35,675		1,500,491
Northeast Utilities	36,837		1,817,906
NRG Energy	39,307		1,178,424
Pepco Holdings	29,252		799,750
PG&E	54,178		2,726,237
Pinnacle West Capital	12,185		749,012
PPL	77,429		2,709,241
Public Service Enterprise Group	58,230		2,405,481
SCANA	16,081		882,686
Sempra Energy	26,944		2,963,840
Southern	103,868		4,815,320
TECO Energy	24,882		487,936
Wisconsin Energy	26,441	[a]	1,313,060
Xcel Energy	58,516		1,958,531
			65,243,029
Total Common Stocks
(cost $1,170,812,444)			2,091,038,519
	Principal
Short-Term Investments—.2%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.01%, 12/11/14	3,090,000	[d]	3,089,985
0.02%, 3/12/15	800,000	[d]	799,900
Total Short-Term Investments
(cost $3,889,920)			3,889,885

Other Investment—3.4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $73,331,726)	73,331,726	[e]	73,331,726

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $11,208,670)	11,208,670 [e]	11,208,670
Total Investments (cost $1,259,242,760)	100.3%	2,179,468,800
Liabilities, Less Cash and Receivables	(.3%)	(5,625,911)
Net Assets	100.0%	2,173,842,889

a Security, or portion thereof, on loan.At October 31, 2014, the value of the fund’s securities on loan was
$34,898,972 and the value of the collateral held by the fund was $35,290,733, consisting of cash collateral of
$11,208,670 and U.S. Government & Agency securities valued at $24,082,063.
b Non-income producing security.
c Investment in real estate investment trust.
d Held by or on behalf of a counterparty for open financial futures contracts.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	10.0	Utilities	3.0
Pharmaceuticals,		Insurance	2.7
Biotech & Life Sciences	9.4	Real Estate	2.3
Energy	8.8	Semiconductors &
Capital Goods	7.3	Semiconductor Equipment	2.3
Technology Hardware & Equipment	6.5	Telecommunication Services	2.3
Banks	5.8	Food & Staples Retailing	2.2
Food, Beverage & Tobacco	5.1	Transportation	2.1
Diversified Financials	5.0	Household & Personal Products	2.0
Health Care Equipment & Services	4.3	Consumer Services	1.6
Short-Term/		Consumer Durables & Apparel	1.3
Money Market Investments	4.1	Automobiles & Components	1.0
Retailing	4.0	Commercial & Professional Services	.6
Media	3.4
Materials	3.2		100.3

† Based on net assets.
See notes to financial statements.

24

STATEMENT OF FINANCIAL FUTURES

October 31, 2014

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 10/31/2014	($)
Financial Futures Long
Standard & Poor’s 500 E-mini	801	80,556,570	December 2014	1,508,474

See notes to financial statements.

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $34,898,972)—Note 1(b):
Unaffiliated issuers	1,174,702,364	2,094,928,404
Affiliated issuers	84,540,396	84,540,396
Cash		1,878,565
Receivable for shares of Capital Stock subscribed		2,167,977
Dividends and securities lending income receivable		2,089,555
Receivable for futures variation margin—Note 4		913,140
Other receivable		17,813
		2,186,535,850
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		340,971
Liability for securities on loan—Note 1(b)		11,208,670
Payable for shares of Capital Stock redeemed		1,142,320
Accrued expenses		1,000
		12,692,961
Net Assets ($)		2,173,842,889
Composition of Net Assets ($):
Paid-in capital		1,266,850,196
Accumulated undistributed investment income—net		11,340,729
Accumulated net realized gain (loss) on investments		(26,082,550)
Accumulated net unrealized appreciation (depreciation)
on investments (including $1,508,474 net unrealized
appreciation on financial futures)		921,734,514
Net Assets ($)		2,173,842,889
Shares Outstanding
(150 millon shares of $.001 par value Capital Stock authorized)		52,300,072
Net Asset Value, offering and redemption price per share ($)		41.56

See notes to financial statements.

26

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income ($):
Income:
Cash dividends (net of $4,217 foreign taxes withheld at source):
Unaffiliated issuers	40,566,614
Affiliated issuers	33,490
Income from securities lending—Note 1(b)	68,353
Interest	660
Total Income	40,669,117
Expenses:
Management fee—Note 3(a)	4,051,026
Directors’ fees—Note 3(a,b)	162,476
Loan commitment fees—Note 2	19,345
Interest expense—Note 2	158
Total Expenses	4,233,005
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(162,476)
Net Expenses	4,070,529
Investment Income—Net	36,598,588
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(11,011,087)
Net realized gain (loss) on financial futures	8,524,770
Net Realized Gain (Loss)	(2,486,317)
Net unrealized appreciation (depreciation) on investments	284,565,600
Net unrealized appreciation (depreciation) on financial futures	(334,044)
Net Unrealized Appreciation (Depreciation)	284,231,556
Net Realized and Unrealized Gain (Loss) on Investments	281,745,239
Net Increase in Net Assets Resulting from Operations	318,343,827

See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013
Operations ($):
Investment income—net	36,598,588	31,717,838
Net realized gain (loss) on investments	(2,486,317)	8,894,098
Net unrealized appreciation
(depreciation) on investments	284,231,556	332,071,802
Net Increase (Decrease) in Net Assets
Resulting from Operations	318,343,827	372,683,738
Dividends to Shareholders from ($):
Investment income—net	(35,006,286)	(29,508,079)
Net realized gain on investments	(1,397,376)	—
Total Dividends	(36,403,662)	(29,508,079)
Capital Stock Transactions ($):
Net proceeds from shares sold	453,083,463	580,773,076
Dividends reinvested	28,442,126	24,806,123
Cost of shares redeemed	(458,453,852)	(449,157,920)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	23,071,737	156,421,279
Total Increase (Decrease) in Net Assets	305,011,902	499,596,938
Net Assets ($):
Beginning of Period	1,868,830,987	1,369,234,049
End of Period	2,173,842,889	1,868,830,987
Undistributed investment income—net	11,340,729	10,191,133
Capital Share Transactions (Shares):
Shares sold	11,780,839	17,725,183
Shares issued for dividends reinvested	747,402	795,878
Shares redeemed	(11,890,511)	(13,980,478)
Net Increase (Decrease) in Shares Outstanding	637,730	4,540,583
See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	36.17	29.06	25.75	24.29	21.26
Investment Operations:
Investment income—net[a]	.70	.65	.55	.48	.43
Net realized and unrealized
gain (loss) on investments	5.39	7.08	3.27	1.45	3.02
Total from Investment Operations	6.09	7.73	3.82	1.93	3.45
Distributions:
Dividends from
investment income—net	(.67)	(.62)	(.51)	(.47)	(.42)
Dividends from net realized
gain on investments	(.03)	—	—	—	—
Total Distributions	(.70)	(.62)	(.51)	(.47)	(.42)
Net asset value, end of period	41.56	36.17	29.06	25.75	24.29
Total Return (%)	17.03	26.96	15.00	7.94	16.39
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.21	.21	.21	.21	.21
Ratio of net expenses
to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.81	2.01	1.97	1.84	1.85
Portfolio Turnover Rate	5.41	3.45	3.28	2.12	7.64
Net Assets, end of period
($ x 1,000)	2,173,843	1,868,831	1,369,234	1,115,441	923,496

a Based on average shares outstanding.
See notes to financial statements.

The Fund 29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series including the fund.The fund’s investment objective seeks to match the total return of the Standard & Poor’s 500® Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unad-

30

justed quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable

32

issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	2,085,590,898	—	—	2,085,590,898
Equity Securities—
Foreign
Common Stocks†	5,447,621	—	—	5,447,621
Mutual Funds	84,540,396	—	—	84,540,396
U.S. Treasury	—	3,889,885	—	3,889,885
Other Financial
Instruments:
Financial Futures††	1,508,474	—	—	1,508,474

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner,The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2014, The Bank of New York Mellon earned $15,776 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments

34

in affiliated investment companies during the period ended October 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2013($)	Purchases ($)	Sales ($)	10/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	51,700,177	241,237,152	219,605,603	73,331,726	3.4
Dreyfus
Institutional
Cash
Advantage
Fund	6,186,032	107,188,026	102,165,388	11,208,670.5
Total	57,886,209	348,425,178	321,770,991	84,540,396	3.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $11,037,117, accumulated capital losses $944,781 and unrealized appreciation $896,900,357.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2014. The fund has $944,781 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were as follows: ordinary income $35,009,329 and $29,508,079, and long-term capital gains $1,394,333 and $0, respectively.

During the period ended October 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and dividend reclassification, the fund decreased

36

accumulated undistributed investment income-net by $442,706 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2014 was approximately $14,500 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest expenses,

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2014, fees reimbursed by the Manager amounted to $162,476.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $352,694, which are offset against an expense reimbursement currently in effect in the amount of $11,723.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2014, amounted to $114,063,890 and $107,407,188, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2014 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equiv-

38

alents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2014 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2014:

Average Market Value ($)
Equity financial futures	48,264,782

At October 31, 2014, the cost of investments for federal income tax purposes was $1,282,568,443; accordingly, accumulated net unrealized appreciation on investments was $896,900,357, consisting of $945,399,301 gross unrealized appreciation and $48,498,944 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share.The LBO was closed in a two-step transaction with shares being repurchased by Tribune in a tender offer in June 2007 and in a go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded,Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation

(S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del.Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”).The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange. There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On

40

August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. On September 23, 2013 Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL, including all cases with Deutsche Bank Trust Company Americas or William A. Niese as the lead plaintiff.The fund was a defendant in at least one of the dismissed cases.The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. Briefing on the appeal and cross appeal was completed in April 2014. Oral argument before the Second Circuit took place on November 5, 2014.

On November 11, 2013, Judge Sullivan entered Master Case Order No. 4 in the Tribune MDL. Master Case Order No. 4 addressed numerous procedural and administrative tasks for the cases that remain in the Tribune MDL, including the FitzSimons case. Pursuant to Master Case Order No. 4, the parties – through their executive committees and liaison counsel – attempted to negotiate a protocol for motions to dismiss and other procedural issues, and submitted rival proposals to the Court. On April 24, 2014 the Court entered an order setting a schedule for the first motions to dismiss in the FitzSimons case. Pursuant to that schedule, a “global” motion to dismiss the fraud-

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

ulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014. Plaintiffs’ response brief was filed on June 23, 2014, and the reply brief was filed on July 3, 2014. No date for oral argument has been scheduled. The Court also preserved Shareholder Defendants’ rights to file nineteen motions to dismiss enumerated in their proposal and motions pursuant to Rules 12(b)(2)-(5) of the Federal Rules of Civil Procedure. If these various motions are necessary after the Court decides the global motion to dismiss, the Court will set further guidelines and briefing schedules.

As of November 30, 2014, no answers to the Fifth Amended Complaint in the FitzSimons case may be filed.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

42

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC S&P 500 Stock Index Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments and financial futures, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC S&P 500 Stock Index Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2014

The Fund 43

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $35,009,329 as ordinary income dividends paid during the year ended October 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2014 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.0264 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

44

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Francine J. Bovich (63)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 69
———————
Benaree Pratt Wiley (68)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member
J.Tomlinson Fort, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 144 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

The Fund 47

OFFICERS OF THE FUND (Unaudited)(continued)

JEFF PRUSNOFSKY, Vice President and ROBERT SALVIOLO, Assistant Treasurer Assistant Secretary since August 2005. since July 2007.

Senior Managing Counsel of BNY Mellon, Senior Accounting Manager – Equity Funds of and an officer of 70 investment companies the Manager, and an officer of 70 investment (comprised of 169 portfolios) managed by the companies (comprised of 169 portfolios) Manager. He is 49 years old and has been an managed by the Manager. He is 47 years old employee of the Manager since October 1990. and has been an employee of the Manager since June 1989.

JAMES WINDELS, Treasurer since

November 2001. ROBERT SVAGNA, Assistant Treasurer since December 2002.

Director – Mutual Fund Accounting of the

Manager, and an officer of 70 investment Senior Accounting Manager – Equity Funds of companies (comprised of 169 portfolios) the Manager, and an officer of 70 investment managed by the Manager. He is 56 years old companies (comprised of 169 portfolios) and has been an employee of the Manager managed by the Manager. He is 47 years old since April 1985. and has been an employee of the Manager since November 1990.

RICHARD CASSARO, Assistant Treasurer since January 2008. JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, Chief Compliance Officer of the Manager and and an officer of 70 investment companies The Dreyfus Family of Funds (70 investment (comprised of 169 portfolios) managed by companies, comprised of 169 portfolios). He is he Manager. He is 55 years old and has 57 years old and has served in various been an employee of the Manager since capacities with the Manager since 1980, September 1982. including manager of the firm’s Fund Accounting Department from 1997 through

GAVIN C. REILLY, Assistant Treasurer

     October 2001. since December 2005.

MATTHEW D. CONNOLLY, Anti-Money

Tax Manager of the Investment Accounting

     Laundering Compliance Officer since and Support Department of the Manager, and

     April 2012. an officer of 70 investment companies

(comprised of 169 portfolios) managed by the Anti-Money Laundering Compliance Officer Manager. He is 46 years old and has been an of the Distributor since October 2011; from employee of the Manager since April 1991. March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS

ROBERT S. ROBOL, Assistant Treasurer

     Investment Bank; until March 2010, AML since December 2002.

     Compliance Officer and Senior Vice President Senior Accounting Manager – Fixed Income of Citi Global Wealth Management. He is an Funds of the Manager, and an officer of 70 officer of 65 investment companies (comprised investment companies (comprised of 169 of 164 portfolios) managed by the Manager. portfolios) managed by the Manager. He is 50 He is 42 years old and has been an employee years old and has been an employee of the of the Distributor since October 2011. Manager since October 1988.

48

For More Information

Telephone 1-800-DREYFUS
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
U.S. Treasury
Reserves

ANNUAL REPORT October 31, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Important Tax Information
22	Board Members Information
24	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
U.S. Treasury Reserves

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Treasury Reserves, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. economy generally gained ground over the reporting period despite a weather-related economic soft patch during the first quarter of 2014.This development sparked bouts of volatility among longer term bonds, but short-term rates and yields of money market instruments remained steady, anchored near historical lows by an unchanged federal funds rate. In addition, a degree of uncertainty was removed from the money markets over the summer when the Securities Exchange Commission issued new rules governing some funds, but the immediate impact on the market was muted when regulators delayed implementation for two years.

In our view, stronger labor markets, greater manufacturing activity, rebounding housing starts, and rising household wealth portend well for the U.S. economy. While some longer term financial assets are likely to benefit from a more robust recovery, the possibility of higher inflation and rising long-term interest rates suggests that selectivity could become a more important determinant of investment success. As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus U.S.Treasury Reserves’ Investor shares produced a yield of 0.00%, and Class R shares yielded 0.00%.Taking into account the effects of compounding, the fund’s Investor shares and Class R shares produced effective yields of 0.00% and 0.00%, respectively.1

Despite stronger economic growth and low inflation over the reporting period, money market yields remained anchored by an unchanged federal funds rate between 0% and 0.25%.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal. As a U.S.Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of direct U.S.Treasury obligations with remaining maturities of 13 months or less, as well as repurchase agreements with securities dealers, which are backed by U.S. Treasuries. To pursue its goal, the fund normally invests only in direct obligations of the U.S.Treasury and in repurchase agreements secured by these obligations.

U.S. Economy Rebounded after Soft Patch

The reporting period began in the midst of a recovering U.S. economy, which in December 2013 prompted the Federal Reserve Board (the “Fed”) to begin tapering its quantitative easing program. This development helped drive yields of 10-year U.S. Treasury securities above 3%. In contrast, short-term interest rates remained anchored near historically low levels by an unchanged federal funds rate. It later was announced that U.S. GDP grew at a 3.5% annualized rate over the fourth quarter of 2013 and the unemployment rate fell to 7.0% by year-end.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Long-term rates moderated in January 2014 when investors worried that global economic and political instability could derail the U.S. recovery.Yet, corporate earnings growth remained strong, the unemployment rate declined to 6.6% with the addition of 144,000 jobs, and the Fed continued to reduce quantitative easing.The economy regained strength in February when the manufacturing and service sectors posted gains.The unemployment rate ticked upward to 6.7%, but 222,000 new jobs were created. Labor markets remained robust in March with an unchanged unemployment rate and the addition of 203,000 positions. Nonetheless, U.S. GDP contracted at a 2.1% annualized rate over the first quarter, largely due to the impact of severe winter weather.

Housing markets rebounded when the weather warmed in April, 304,000 new jobs were created, and the unemployment rate fell sharply to 6.3%.The Fed again tapered quantitative easing at its April meeting. In May, nonfarm payroll employment rose by 229,000, and the unemployment rate held steady. Meanwhile, manufacturing activity accelerated and personal incomes posted a healthy gain. 267,000 jobs were created in June, and the unemployment rate dipped to 6.1%. Manufacturing activity, personal incomes, and home sales continued to grow.The U.S. economy rebounded at a robust 4.6% annualized rate during the second quarter.

The unemployment rate ticked higher to 6.2% in July, when 243,000 new jobs were created and new claims for unemployment insurance fell to their lowest level since 2006. The Fed implemented additional reductions in its bond purchasing program in June and July. August saw higher retail sales and new home sales, but new job creation fell to 180,000 even as the unemployment rate fell back to 6.1%.

In September, the economic recovery created 248,000 new jobs, and the unemployment rate fell to 5.9%, its lowest level since June 2008. The manufacturing and service sectors expanded for their 16th and 56th consecutive months, respectively. Falling energy prices helped offset rising housing and food prices, contributing to a mild inflation rate of 0.1%.The Fed again reduced quantitative easing in September.The U.S. Department of Commerce estimated that U.S. GDP grew at an annualized 3.5% rate during the third quarter.

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In early October, investors reacted negatively to disappointing growth and deflation fears in Europe, which some believe threatened the U.S. economy. Markets bounced back over the second half of the month when U.S. economic data stayed strong, including a 5.8% unemployment rate and 214,000 new jobs. Personal incomes rose and fuel prices fell, giving consumers greater confidence and purchasing power.

Fed Remains Committed to Low Short-Term Rates

Although the Fed ended its quantitative easing program on October 31, monetary policymakers reiterated that short-term interest rates are likely to remain unchanged for “a considerable time.” In July, regulators issued changes to the rules governing prime money market funds, but the new regulations will not become effective until 2016.Therefore, the industry’s operations and asset flows have so far been relatively unaffected.

We have maintained the fund’s market-neutral weighted average maturity, and we have remained focused on U.S.Treasury obligations with good liquidity characteristics. In our view, these remain prudent strategies until we see more solid evidence that short-term interest rates are set to rise.

November 17, 2014

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Reserves from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$.25	$.25
Ending value (after expenses)	$1,000.00	$ 1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ .26	$ .26
Ending value (after expenses)	$ 1,024.95	$ 1,024.95

† Expenses are equal to the fund’s annualized expense ratio of .05% for Investor shares and .05% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2014

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—11.0%	Purchase (%)	Amount ($)	Value ($)
1/29/15
(cost $49,993,202)	0.06	50,000,000	49,993,202

U.S. Treasury Notes—11.1%
1/31/15
(cost $50,274,834)	0.04	50,000,000	50,274,834

Repurchase Agreements—77.7%
BNP Paribas
dated 10/31/14, due 11/3/14 in the
amount of $75,000,688 (fully collateralized
by $53,449,200 U.S. Treasury Inflation
Protected Securities, 2.38%,
due 1/15/27, value $76,500,064)	0.11	75,000,000	75,000,000
Citigroup Global Markets Holdings Inc.
dated 10/31/14, due 11/3/14 in the
amount of $90,000,750 (fully
collateralized by $43,984,400
U.S. Treasury Bonds, 6.38%,
due 8/15/27, value $63,144,400
and $28,718,500 U.S. Treasury Notes,
0.38%, due 10/31/16,
value $28,655,606)	0.10	90,000,000	90,000,000
Goldman, Sachs & Co.
dated 10/31/14, due 11/3/14 in
the amount of $48,000,120 (fully
collateralized by $39,092,200
U.S. Treasury Inflation Protected
Securities, 1.88%, due 7/15/15,
value $48,960,026)	0.03	48,000,000	48,000,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Annualized
	Yield on
	Date of	Principal
Repurchase Agreements (continued)	Purchase (%)	Amount ($)	Value ($)
HSBC USA Inc.
dated 10/31/14, due 11/3/14 in
the amount of $65,000,433 (fully
collateralized by $50,035,000
U.S. Treasury Bonds, 4.75%,
due 2/15/37, value $66,304,817)	0.08	65,000,000	65,000,000
JPMorgan Chase & Co.
dated 10/31/14, due 11/3/14 in
the amount of $75,000,625 (fully
collateralized by $78,395,000
U.S. Treasury Inflation Protected
Securities, 0.13%, due 7/15/24,
value $76,501,778)	0.10	75,000,000	75,000,000
Total Repurchase Agreements
(cost $353,000,000)			353,000,000

Total Investments (cost $453,268,036)		99.8%	453,268,036

Cash and Receivables (Net)		.2%	864,436

Net Assets		100.0%	454,132,472

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Repurchase Agreements	77.7	U.S. Treasury Bills	11.0
U.S. Treasury Notes	11.1		99.8

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $353,000,000)—Note 1(b)	453,268,036	453,268,036
Cash		588,471
Interest receivable		283,966
		454,140,473
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		8,001
Net Assets ($)		454,132,472
Composition of Net Assets ($):
Paid-in capital		454,131,360
Accumulated net realized gain (loss) on investments		1,112
Net Assets ($)		454,132,472

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	122,536,721	331,595,751
Shares Outstanding	122,535,997	331,595,363
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income ($):
Interest Income	162,824
Expenses:
Management fee—Note 2(a)	1,626,971
Distribution Plan fees (Investor Shares)—Note 2(b)	286,082
Directors’ fees—Note 2(a,c)	34,161
Total Expenses	1,947,214
Less—reduction in expenses due to undertaking—Note 2(a)	(1,750,346)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(34,161)
Net Expenses	162,707
Investment Income—Net	117
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	1,112
Net Increase in Net Assets Resulting from Operations	1,229

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013
Operations ($):
Investment income—net	117	126
Net realized gain (loss) on investments	1,112	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,229	126
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(51)	(48)
Class R Shares	(66)	(78)
Total Dividends	(117)	(126)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	88,084,148	135,319,858
Class R Shares	524,399,309	362,758,319
Dividends reinvested:
Investor Shares	51	48
Cost of shares redeemed:
Investor Shares	(121,394,764)	(101,501,793)
Class R Shares	(379,459,480)	(390,493,559)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	111,629,264	6,082,873
Total Increase (Decrease) in Net Assets	111,630,376	6,082,873
Net Assets ($):
Beginning of Period	342,502,096	336,419,223
End of Period	454,132,472	342,502,096

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from
investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.71	.71	.71	.71
Ratio of net expenses
to average net assets	.05	.09	.10	.12	.21
Ratio of net investment income
to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	122,537	155,847	122,029	125,984	116,980

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

12

		Year Ended October 31,
Class R Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from
investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.51	.51	.50	.51
Ratio of net expenses
to average net assets	.05	.09	.11	.12	.21
Ratio of net investment income
to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	331,596	186,655	214,391	153,112	196,629

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek a high level of current income consistent with stability of principal. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors through financial intermediaries and bear a Distribution Plan fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fee. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

14

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	453,268,036
Level 3—Significant Unobservable Inputs	—
Total	453,268,036
† See Statement of Investments for additional detailed categorizations.

At October 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is

16

earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were all ordinary income.

At October 31, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2014, fees reimbursed by the Manager amounted to $34,161.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield

18

at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,750,346 during the period ended October 31, 2014.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Board to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2014, Investor shares were charged $286,082 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $188,100 and Distribution Plan fees $20,901, which are offset against an expense reimbursement currently in effect in the amount of $201,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Regulatory Developments:

On July 23, 2014, the SEC adopted amendments to the rules that govern money market mutual funds. In part, the amendments will require structural changes to most types of money market funds to one extent or another; however, the SEC provided for an extended two-year transition period to comply with such structural requirements. At this time, management is evaluating the reforms adopted and the manner for implementing these reforms over time and its impact on the financial statements.

The Fund 19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Reserves (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S.Treasury Reserves as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2014

20

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

The Fund 21

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Francine J. Bovich (63)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

22

Stephen J. Lockwood (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 69
———————
Benaree Pratt Wiley (68)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member
J.Tomlinson Fort, Emeritus Board Member

The Fund 23

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 144 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

24

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 164 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Fund 25

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Opportunistic Fixed
Income Fund

ANNUAL REPORT October 31, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
25	Statement of Financial Futures
26	Statement of Options Written
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
31	Financial Highlights
35	Notes to Financial Statements
61	Report of Independent Registered Public Accounting Firm
62	Important Tax Information
63	Board Members Information
65	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic Fixed
Income Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Fixed Income Fund, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Municipal bonds generally gained ground for the reporting period overall despite bouts of heightened volatility during the final months of 2013, when a more moderately accommodative monetary policy and accelerating economic growth caused long-term interest rates to rise. Long-term interest rates moderated early in 2014 due to geopolitical and economic concerns, driving prices of long-term securities higher, and favorable supply-and-demand dynamics helped keep yields low when economic growth resumed. Meanwhile, improving economic fundamentals enabled many states and municipalities to shore up their fiscal conditions.

While we remain cautiously optimistic regarding the municipal bond market’s prospects, we believe that selectivity is likely to become more important to investment success. Long-term rates could rise if, as we anticipate, the economy continues to accelerate and inflationary pressures rise. On the other hand, intensifying geopolitical turmoil and other factors could dampen the potentially adverse effects of a stronger domestic economic recovery, and rising investor demand for tax-advantaged investments may continue to support municipal bond prices.As always, we encourage you to discuss our observations with your financial adviser to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by David Leduc, CFA, and David Horsfall, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus Opportunistic Fixed Income Fund’s Class A shares produced a total return of 3.77%, Class C shares returned 3.02%, Class I shares returned 4.06%, and Class Y shares returned 4.13%.1 In comparison, the Citibank 30-day Treasury Bill Index (the “Index”) achieved a total return of 0.03% for the same period.2

A recovering U.S. economy and rising long-term interest rates caused bond prices to fall during the final months of 2013, but renewed economic uncertainties and supply-and-demand dynamics sent long-term interest rates lower and bond prices higher over the first 10 months of 2014.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, we typically allocate the fund’s assets across four sectors of the fixed-income market: U.S. high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top-down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries, and positioning along the yield curve. Using fundamental analysis, we seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability, and extensive research into the credit history and current financial strength of the securities’ issuers.

Economic and Technical Factors Drove Market Performance

By the end of 2013, evidence of an accelerating economic recovery and the Federal Reserve Board (the “Fed”)’s decision to gradually reduce its quantitative easing program drove yields of 10-year U.S. Treasury securities above 3%. However, renewed global economic concerns soon caused yields to moderate, and the Fed made clear that short-term interest rates were likely to remain near historically low

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

levels. Meanwhile, harsh winter weather dampened domestic economic activity: U.S. GDP contracted at a 2.1% annualized rate over the first quarter of 2014.

In contrast, economic growth rebounded at a 4.6% annualized rate during the second quarter and an estimated 3.5% annualized rate over the third quarter. Labor markets continued to strengthen, and the Fed continued to taper its bond purchases until the program ended on October 31. Nonetheless, robust investor demand for a relatively limited supply of securities kept yields low. Rates fell more sharply at the longer end of the market’s maturity spectrum, causing yield differences between short- and long-term bonds to narrow.

Higher yielding bond market sectors, such as lower rated corporate-backed bonds, commercial mortgage-backed securities, and asset-backed securities, generally outperformed U.S. government securities when credit conditions improved and income-oriented investors resumed their reach for more competitive yields.

Higher Yielding Sectors Buoyed Fund Results

Long exposure to commercial mortgage-backed securities and asset-backed securities helped boost relative performance over the reporting period. We focused mainly on securities with maturities in the three- to five-year range.The fund also held profitable positions in sovereign bonds from Portugal, Italy, and Spain, which rebounded from previously depressed levels. In addition, the fund benefited over the first half of the reporting period from a focus on corporate bonds, including high yield and, to a lesser extent, investment-grade securities.

An emphasis on the U.S. dollar, and commensurately light exposure to the Australian dollar, New Zealand dollar, and Japanese yen, helped support relative results over the reporting period’s second half. Finally, some of the fund’s opportunistic, issuer-specific security selections fared particularly well, including bonds issued by a Venezuelan oil company, the Commonwealth of Puerto Rico, and a U.K.-based bank.

Our interest rate strategies produced more mildly positive results.Although the fund generally proved well positioned for narrowing yield differences along the market’s maturity range, an overall short position in U.S. interest rates offset those gains.

At times during the reporting period, we employed currency forward contracts to hedge currency exposures, interest-rate futures to establish the fund’s duration positioning, options to protect against unexpected market turbulence, and credit default swaps to manage credit risks.

4

Strategies for an Improving Economic Environment

The U.S. economic recovery is back on track, but the end of quantitative easing has injected a degree of uncertainty into the bond market. Overseas economies are struggling, and major central banks are prepared to continue to reduce short-term interest rates.These developments suggest to us that a “flight to quality” may continue to drive investors to fixed-income investments in the United States.

In this environment, we believe that investors will continue to favor higher yielding market sectors. Therefore, we have maintained ample exposure to commercial mortgages, asset-backed securities and corporate bonds. We also have maintained positions in bonds from Australia, New Zealand, and the emerging markets. In our judgment, these are prudent strategies for today’s changing market environment.

November 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Class I and ClassY shares are not subject to any initial or deferred sales changes. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by the
Dreyfus Corporation pursuant to an agreement in effect through March 1, 2015, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER, INC. - U.S.Treasury Bill Indices.These indices measure return equivalents of yield averages that are not marked to market. For example, the U.S. 1-Month and 3-Month Treasury Bill Indices consist of the last one-month and three-month Treasury bill month-end rates, respectively. Returns for these indices are calculated on a monthly basis only.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for
Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Opportunistic Fixed Income Fund on 7/11/06 (inception date) to a $10,000 investment made in the Citi 1-Month US Treasury Bill Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund invests primarily in fixed-income securities.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/14
	Inception				From
	Date	1	Year	5 Years	Inception
Class A shares
with maximum sales charge (4.5%)	7/11/06	–0.92%		4.64%	5.32%
without sales charge	7/11/06	3.77%		5.61%	5.91%
Class C shares
with applicable redemption charge †	7/11/06	2.02%		4.81%	5.11%
without redemption	7/11/06	3.02%		4.81%	5.11%
Class I shares	7/11/06	4.06%		5.87%	6.17%
Class Y shares	7/1/13	4.13%		5.68%††	5.95	%††
Citi 1-Month US Treasury Bill Index	6/30/06	0.03%		0.06%	1.04	%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for Class A shares.
†††	For comparative purposes, the value of the Index as of 6/30/06 is used as the beginning value on 7/11/06.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Fixed Income Fund from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.64	$8.46	$3.48	$3.03
Ending value (after expenses)	$1,002.30	$998.70	$1,003.20	$1,003.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.69	$8.54	$3.52	$3.06
Ending value (after expenses)	$1,020.57	$1,016.74	$1,021.73	$1,022.18

† Expenses are equal to the fund’s annualized expense ratio of .92% for Class A, 1.68% for Class C, .69% for
Class I and .60% for ClassY, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2014

	Coupon	Maturity	Principal
Bonds and Notes—95.7%	Rate (%)	Date	Amount ($)	[a]	Value ($)
Asset—Backed Certificates—1.7%
Dell Equipment Finance Trust,
Ser. 2014-1, Cl. D	2.68	6/22/20	2,077,000	[b]	2,084,222
OneMain Financial Issuance Trust,
Ser. 2014-1A, Cl. B	3.24	6/18/24	4,000,000	[b]	3,991,840
Springleaf Funding Trust,
Ser. 2013-BA, Cl. A	3.92	1/16/23	2,710,000	[b]	2,768,102
Trafigura Securitisation Finance,
Ser. 2014-1A, Cl. B	2.40	10/15/21	1,560,000	[b,c]	1,560,000
					10,404,164
Asset-Backed Ctfs./
Auto Receivables—7.2%
Ally Master Owner Trust,
Ser. 2012-3, Cl. D	2.50	6/15/17	235,000	[b,c]	236,292
Ally Master Owner Trust,
Ser. 2012-1, Cl. D	3.12	2/15/17	165,000	[b]	165,910
American Credit Acceptance
Receivables Trust,
Ser. 2014-2, Cl. B	2.26	3/10/20	580,000	[b]	581,302
AmeriCredit Automobile Receivables
Trust, Ser. 2014-2, Cl. D	2.57	7/8/20	3,155,000		3,129,916
AmeriCredit Automobile Receivables
Trust, Ser. 2013-3, Cl. D	3.00	7/8/19	700,000		713,973
Americredit Automobile Receivables
Trust, Ser. 2014-3, Cl. D	3.13	10/8/20	1,915,000		1,938,265
AmeriCredit Automobile Receivables
Trust, Ser. 2012-5, Cl. E	3.29	5/8/20	250,000	[b]	252,449
Capital Auto Receivables Asset
Trust, Ser. 2013-1, Cl. D	2.19	9/20/21	2,000,000		2,003,621
Capital Auto Receivables Asset
Trust, Ser. 2014-2, Cl. D	2.81	8/20/19	185,000		185,368
DT Auto Owner Trust,
Ser. 2014-2A, Cl. C	2.46	1/15/20	955,000	[b]	956,303
DT Auto Owner Trust,
Ser. 2013-1A, Cl. D	3.74	5/15/20	1,085,000	[b]	1,100,231
DT Auto Owner Trust,
Ser. 2014-1A, Cl. D	3.98	1/15/21	5,245,000	[b]	5,316,280
DT Auto Owner Trust,
Ser. 2013-2A, Cl. D	4.18	6/15/20	2,575,000	[b]	2,647,811

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	[a]	Value ($)
Asset-Backed Ctfs./
Auto Receivables (continued)
Exeter Automobile Receivables
Trust, Ser. 2014-1A, Cl. B	2.42	1/15/19	715,000	[b]	715,401
Exeter Automobile Receivables
Trust, Ser. 2013-1A, Cl. C	3.52	2/15/19	3,680,000	[b]	3,694,253
Exeter Automobile Receivables
Trust, Ser. 2013-2A, Cl. C	4.35	1/15/19	2,350,000	[b]	2,389,869
Ford Credit Floorplan
Master Owner Trust,
Ser. 2013-1, Cl. D	1.82	1/15/18	300,000		302,215
Hyundai Auto Receivables Trust,
Ser. 2014-B, Cl. D	2.51	12/15/20	1,400,000		1,403,992
Prestige Auto Receivables Trust,
Ser. 2013-1A, Cl. D	3.04	7/15/20	2,350,000	[b]	2,381,738
Santander Drive Auto Receivables
Trust, Ser. 2013-3, Cl. C	1.81	4/15/19	850,000		850,276
Santander Drive Auto Receivables
Trust, Ser. 2013-5, Cl. C	2.25	6/17/19	575,000		579,201
Santander Drive Auto Receivables
Trust, Ser. 2013-3, Cl. D	2.42	4/15/19	605,000		608,293
Santander Drive Auto Receivables
Trust, Ser. 2014-3, Cl. D	2.65	8/17/20	4,650,000		4,652,695
Santander Drive Auto Receivables
Trust, Ser. 2014-1, Cl. D	2.91	4/15/20	1,225,000		1,237,335
Santander Drive Auto Receivables
Trust, Ser. 2014-4, Cl. D	3.10	11/16/20	2,970,000		2,992,977
Santander Drive Auto Receivables
Trust, Ser. 2013-4, Cl. D	3.92	1/15/20	235,000		244,991
Westlake Automobile Receivables
Trust, Ser. 2014-2A, Cl. D	2.86	7/15/21	1,875,000	[b]	1,879,001
					43,159,958
Asset-Backed Ctfs./
Home Equity Loans—5.8%
ACE Securities Corp.
Home Equity Loan Trust,
Ser. 2006-ASP3, Cl. A2C	0.30	6/25/36	754,216	[c]	699,644

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	[a]	Value ($)
Asset-Backed Ctfs./
Home Equity Loans (continued)
ACE Securities Corp. Home Equity
Loan Trust, Ser. 2006-HE2,
Cl. A2C	0.31	5/25/36	1,085,058	[c]	955,967
ACE Securities Corp. Home Equity
Loan Trust, Ser. 2004-HE4,
Cl. M2	1.13	12/25/34	362,001	[c]	354,082
Argent Securities Trust,
Ser. 2006-M1, Cl. A2B	0.24	7/25/36	10,322,148	[c]	4,416,197
Asset Backed Funding Certificates
Trust, Ser. 2006-OPT3, Cl. A3B	0.31	11/25/36	314,253	[c]	169,582
Asset Backed Funding Certificates
Trust, Ser. 2007-NC1, Cl. A1	0.37	5/25/37	6,615,464	[b,c]	6,367,301
Bear Stearns Asset Backed
Securities, Ser. 2004-FR2, Cl. M3	1.95	6/25/34	711,842	[c]	687,510
Carrington Mortgage Loan Trust,
Ser. 2006-NC2, Cl. A2	0.24	6/25/36	505,888	[c]	498,627
Citicorp Residential Mortgage
Securities Trust, Ser. 2006-1,
Cl. A4	5.94	7/25/36	215,956	[c]	227,245
Colony American Homes,
Ser. 2014-1A, Cl. E	3.05	5/17/31	1,100,000	[b,c]	1,040,615
First Franklin Mortgage Loan Trust
Asset Backed Certificates,
Ser. 2006-FF7, Cl. 2A3	0.30	5/25/36	809,454	[c]	676,081
First Franklin Mortgage Loan Trust
Asset Backed Certificates,
Ser. 2006-FF5, Cl. 2A3	0.31	4/25/36	3,498,130	[c]	2,876,295
GSAMP Trust,
Ser. 2007-HE1, Cl. A2B	0.25	3/25/47	1,268,938	[c]	1,253,337
Home Equity Asset Trust,
Ser. 2004-7, Cl. M2	1.14	1/25/35	262,468	[c]	252,678
HSI Asset Securitization Corp.
Trust, Ser. 2007-WF1, Cl. 2A3	0.32	5/25/37	3,242,881	[c]	3,149,716
JP Morgan Mortgage Acquisition
Corp., Ser. 2006-FRE2, Cl. A3	0.33	2/25/36	179,855	[c]	177,251

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	[a]	Value ($)
Asset-Backed Ctfs./
Home Equity Loans (continued)
JP Morgan Mortgage Acquisition
Corp., Ser. 2006-FRE1, Cl. A3	0.34	5/25/35	341,749	[c]	336,630
JP Morgan Mortgage Acquisition
Trust, Ser. 2007-CH5, Cl. A3	0.26	5/25/37	1,210,407	[c]	1,180,864
JP Morgan Mortgage Acquisition
Trust, Ser. 2007-CH1, Cl. AF6	5.50	11/25/36	1,213,999	[c]	1,227,585
Long Beach Mortgage Loan Trust,
Ser. 2004-1, Cl. M2	0.98	2/25/34	45,633	[c]	44,141
MASTR Asset Backed Securities
Trust, Ser. 2006-HE2, Cl. A3	0.30	6/25/36	1,297,247	[c]	716,419
MASTR Asset Backed Securities
Trust, Ser. 2006-AM2, Cl. A3	0.32	6/25/36	1,460,447	[c]	1,215,820
Morgan Stanley ABS Capital I
Trust, Ser. 2006-NC4, Cl. A2C	0.30	6/25/36	565,216	[c]	533,569
Morgan Stanley Home Equity Loan
Trust, Ser. 2006-3, Cl. A3	0.31	4/25/36	544,080	[c]	423,949
Nationstar Home Equity Loan Trust,
Ser. 2007-A, Cl. AV3	0.30	3/25/37	124,963	[c]	120,120
New Century Home Equity Loan
Trust, Ser. 2006-1, Cl. A2B	0.33	5/25/36	1,436,906	[c]	1,023,220
NovaStar Mortgage Funding Trust,
Ser. 2006-4, Cl. A2D	0.40	9/25/36	943,812	[c]	558,141
Residential Asset Mortgage
Products Trust, Ser. 2007-RZ1,
Cl. A2	0.31	2/25/37	1,352,607	[c]	1,231,370
Residential Asset Securities Corp.
Trust, Ser. 2007-KS4,
Cl. A2	0.33	5/25/37	1,155,051	[c]	1,150,102
Securitized Asset Backed
Receivables Trust,
Ser. 2005-FR3, Cl. M1	0.86	4/25/35	285,360	[c]	282,650
Structured Asset Securities Corp.,
Ser. 2002-BC1, Cl. M2	3.60	8/25/32	1,087,411	[c]	1,032,972
					34,879,680
Casinos—.5%
Pinnacle Entertainment,
Gtd. Notes	7.50	4/15/21	2,750,000		2,949,375

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	[a]	Value ($)
Commercial Mortgage
Pass-Through Ctfs.—9.8%
A10 Term Asset Financing,
Ser. 2013-2, Cl. A	2.62	11/15/27	897,283	[b]	904,992
Banc of America Commercial
Mortgage Trust,
Ser. 2007-2, Cl. AJ	5.62	4/10/49	5,930,000	[c]	5,911,169
Bear Stearns Commercial Mortgage
Securities Trust,
Ser. 2006-PW14, Cl. AJ	5.27	12/11/38	4,433,000		4,498,777
Bear Stearns Commercial Mortgage
Securities Trust,
Ser. 2005-PW10, Cl. AJ	5.44	12/11/40	525,000	[c]	518,438
Bear Stearns Commercial Mortgage
Securities Trust,
Ser. 2007-PW16, Cl. AJ	5.71	6/11/40	2,510,000	[c]	2,573,891
Bear Stearns Commercial Mortgage
Securities Trust,
Ser. 2007-PW17, Cl. AJ	5.89	6/11/50	1,725,000	[c]	1,752,699
Bear Stearns Commercial Mortgage
Securities Trust,
Ser. 2007-PW18, Cl. AJ	6.15	6/11/50	1,025,000	[c]	999,410
Citigroup Commercial Mortgage
Trust, Ser. 2013-375P, Cl. E	3.52	5/10/35	200,000	[b,c]	178,949
Citigroup Commercial Mortgage
Trust, Ser. 2007-C6, Cl. AJ	5.71	12/10/49	1,090,000	[c]	1,056,762
Commercial Mortgage Trust,
Ser. 2006-C8, Cl. AJ	5.38	12/10/46	5,840,000		5,892,575
Credit Suisse Mortgage Trust,
Ser 2014-USA, Cl. E	4.37	9/15/37	2,835,000	[b]	2,569,193
JP Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2014-INN, Cl. E	3.75	6/15/29	3,375,000	[b,c]	3,357,572
JP Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2006-CB17, Cl. AM	5.46	12/12/43	730,000		762,044
JP Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2007-LDPX, Cl. AM	5.46	1/15/49	4,175,000	[c]	4,391,589

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	[a]	Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
JP Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2007-LD12, Cl. AJ	6.00	2/15/51	6,405,000	[c]	6,580,750
Merrill Lynch Mortgage Trust,
Ser. 2006-C1, Cl. AJ	5.67	5/12/39	2,740,000	[c]	2,761,032
ML-CFC Commercial Mortgage Trust,
Ser. 2006-4, Cl. AJ	5.24	12/12/49	2,600,000		2,622,299
ML-CFC Commercial Mortgage Trust,
Ser. 2007-9, Cl. AJ	6.19	9/12/49	1,310,000	[c]	1,293,742
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C29, Cl. AJ	5.37	11/15/48	1,440,000	[c]	1,435,673
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C24, Cl. AJ	5.66	3/15/45	4,175,000	[c]	4,286,621
Wachovia Bank Commercial Mortgage
Trust, Ser. 2007-C32, Cl. AJ	5.72	6/15/49	3,950,000	[c]	4,051,884
					58,400,061
Consumer Discretionary—3.1%
Anna,
Sr. Unscd. Notes	7.75	10/1/22	2,175,000	[b]	2,221,219
British Sky Broadcasting Group,
Gtd. Notes	3.75	9/16/24	2,675,000	[b]	2,689,199
CCOH Safari,
Gtd. Bonds	5.50	12/1/22	650,000		655,687
Clear Channel Worldwide Holdings,
Gtd. Notes, Ser. B	7.63	3/15/20	1,820,000	[d]	1,945,125
DISH DBS,
Gtd. Notes	6.75	6/1/21	2,000,000		2,225,000
iHeartCommunications,
Sr. Scd. Notes	9.00	3/1/21	2,175,000		2,183,156
JC Penney,
Gtd. Bonds	8.13	10/1/19	850,000	[d]	820,250
Neiman Marcus Group,
Gtd. Notes	8.00	10/15/21	2,175,000	[b]	2,330,917
Numericable Group,
Sr. Scd. Bonds	6.00	5/15/22	800,000	[b]	819,000
Numericable Group,
Sr. Scd. Bonds	6.25	5/15/24	350,000	[b]	360,500

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	[a]	Value ($)
Consumer Discretionary
(continued)
Sinclair Television Group,
Gtd. Notes	5.38	4/1/21	1,484,000		1,495,130
Time Warner Cable,
Gtd. Notes	5.50	9/1/41	900,000		1,020,190
					18,765,373
Consumer Staples—1.2%
Dollar General,
Sr. Unscd. Notes	3.25	4/15/23	2,220,000		1,997,003
Grupo Bimbo,
Gtd. Notes	3.88	6/27/24	1,925,000	[b]	1,920,765
HJ Heinz,
Term B-2 Loan	3.50	6/5/20	994,962	[c]	990,719
Minerva Luxembourg,
Gtd. Notes	7.75	1/31/23	2,400,000	[b]	2,514,000
					7,422,487
Energy—5.9%
Antero Resources Finance,
Gtd. Notes	6.00	12/1/20	2,750,000		2,873,750
California Resources,
Gtd. Notes	6.00	11/15/24	640,000	[b]	654,400
Cimarex Energy,
Gtd. Notes	5.88	5/1/22	1,055,000		1,139,400
Freeport-McMoran Oil & Gas,
Gtd. Notes	6.88	2/15/23	6,501,000		7,368,493
Halcon Resources,
Gtd. Notes	8.88	5/15/21	2,175,000	[d]	1,794,375
Kinder Morgan,
Sr. Unscd. Notes	7.80	8/1/31	2,325,000		2,871,375
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.40	9/1/44	2,470,000		2,428,363
Marathon Petroleum,
Sr. Unscd. Notes	4.75	9/15/44	1,175,000	[d]	1,186,943
MEG Energy,
Gtd. Notes	6.50	3/15/21	308,000	[b]	306,460
NRG Energy,
Gtd. Notes	6.25	7/15/22	2,850,000		2,999,625

The Fund 15

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	[a]	Value ($)
Energy (continued)
Pacific Rubiales Energy,
Gtd. Notes		5.38	1/26/19	2,925,000	[b,d]	2,939,625
Range Resources,
Gtd. Notes		5.00	3/15/23	1,255,000		1,317,750
Sanchez Energy,
Gtd. Notes		6.13	1/15/23	1,500,000	[b]	1,432,500
Templar Energy,
Second Lien Term Loan		8.50	11/25/20	6,154,833	[c]	5,590,127
Unit,
Gtd. Notes		6.63	5/15/21	520,000		521,300
						35,424,486
Financial—14.6%
AerCap Ireland Capital,
Sr. Unscd. Notes		5.00	10/1/21	1,350,000	[b]	1,407,375
Allianz Finance II,
Gtd. Notes	EUR	5.75	7/8/41	1,500,000	[c]	2,228,746
Ally Financial,
Gtd. Notes		8.00	11/1/31	2,950,000		3,761,250
American International Group,
Jr. Sub. Debs., Ser. A3	EUR	4.88	3/15/67	5,250,000	[c]	6,901,402
AXA,
Jr. Sub. Notes	EUR	5.78	7/29/49	3,895,000	[c]	5,173,874
Bank of America,
Sub. Notes		4.25	10/22/26	2,900,000		2,885,184
Bank of America,
Sub. Notes		6.11	1/29/37	2,125,000		2,494,531
Barclays Bank,
Jr. Sub. Notes	EUR	4.88	12/29/49	12,570,000	[c,d]	15,437,035
Credit Suisse Group,
Sub. Notes		6.50	8/8/23	1,600,000	[b]	1,768,000
General Electric Capital,
Sub. Debs.		6.38	11/15/67	4,900,000	[c]	5,243,000
Genworth Holdings,
Gtd. Notes		7.70	6/15/20	2,465,000		2,966,073
Hockey Merger Sub 2,
Sr. Unscd. Notes		7.88	10/1/21	2,690,000	[b]	2,817,775
HSBC Holdings,
Jr. Sub. Bonds		5.63	12/29/49	2,110,000	[c,d]	2,146,925
Hub Holdings,
Sr. Unscd. Notes		8.88	7/15/19	1,425,000	[b]	1,421,437

16

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	[a]	Value ($)
Financial (continued)
Icahn Enterprises,
Gtd. Notes		5.88	2/1/22	2,155,000		2,225,037
International Lease Finance,
Sr. Unscd. Notes		8.25	12/15/20	1,190,000		1,430,975
Intesa Sanpaolo,
Sub. Notes		5.02	6/26/24	4,300,000	[b]	4,210,379
Intesa Sanpaolo,
Gtd. Bonds		5.25	1/12/24	2,000,000		2,181,668
Liberty Mutual Group,
Gtd. Bonds		4.85	8/1/44	2,200,000	[b]	2,211,770
Lloyds Banking Group,
Sub. Notes		4.50	11/4/24	3,075,000		3,083,619
Lloyds Banking Group,
Jr. Sub. Bonds		7.50	4/30/49	2,373,000	[c,d]	2,473,852
Morgan Stanley,
Sub. Notes		4.35	9/8/26	1,260,000		1,265,163
Royal Bank of Scotland,
Sub. Notes		9.50	3/16/22	1,960,000	[c]	2,244,269
Royal Bank of Scotland Group,
Sub. Notes		6.00	12/19/23	4,015,000		4,328,865
ZFS Finance (USA) Trust V,
Jr. Sub. Cap. Secs		6.50	5/9/67	4,867,000	[b,c]	5,256,360
						87,564,564
Foreign/Governmental—29.0%
Argentine Government,
Sr. Unscd. Bonds (Principal Only)		0.00	12/15/35	3,525,000		270,544
Argentine Government,
Bonds, Ser. X		7.00	4/17/17	140,000		124,950
Argentine Government,
Sr. Unscd. Notes, Ser. NY		8.28	12/31/33	1,600,000		1,995,157
Argentine Government,
Sr. Unscd. Notes		11.75	10/5/15	3,675,000		3,537,188
Australian Government,
Sr. Unscd. Bonds, Ser. 143	AUD	2.75	10/21/19	28,700,000		25,176,499
Australian Government,
Sr. Unscd. Bonds, Ser. 137	AUD	2.75	4/21/24	19,000,000		15,999,035
Brazilian Government,
Bonds, Ser. B	BRL	6.00	8/15/18	1,000,000	[e]	1,022,551
Brazilian Government,
Sr. Notes, Ser. F	BRL	10.00	1/1/17	74,050,000		29,612,081

The Fund 17

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	[a]	Value ($)
Foreign/Governmental
(continued)
Brazilian Government,
Notes, Ser. F	BRL	10.00	1/1/23	8,500,000		3,188,551
Caixa Economica Federal,
Sr. Unscd. Notes		4.25	5/13/19	5,200,000	[b]	5,257,200
Colombian Government,
Bonds, Ser. B	COP	10.00	7/24/24	25,650,000,000		15,485,619
Comision Federal de Electricidad,
Sr. Unscd. Notes		4.88	1/15/24	3,135,000	[b]	3,315,263
Eurasian Development Bank,
Sr. Unscd. Notes		5.00	9/26/20	1,340,000	[b]	1,358,144
Kazakhstan Government,
Sr. Unscd. Notes		4.88	10/14/44	1,400,000	[b]	1,354,500
Mexican Government,
Bonds, Ser. M 10	MXN	7.75	12/14/17	118,320,000		9,661,528
Mexican Government,
Bonds, Ser. M 20	MXN	10.00	12/5/24	54,300,000		5,281,208
New Zealand Government,
Sr. Unscd. Bonds, Ser. 420	NZD	3.00	4/15/20	20,050,000		14,980,571
Polish Government,
Bonds, Ser. 0725	PLN	3.25	7/25/25	35,130,000		11,129,567
Russian Government,
Bonds, Ser. 6203	RUB	6.90	8/3/16	250,000,000		5,539,476
Spanish Government,
Bonds	EUR	2.75	4/30/19	14,150,000		19,156,290
						173,445,922
Health Care—1.7%
Biomet,
Gtd. Notes		6.50	8/1/20	1,955,000		2,096,737
CHS/Community Health System,
Gtd. Notes		6.88	2/1/22	2,625,000		2,838,281
DaVita HealthCare Partners,
Gtd. Notes		5.13	7/15/24	1,325,000	[d]	1,353,984
Fresenius Medical Care II,
Gtd. Notes		4.13	10/15/20	1,200,000	[b]	1,209,750
Fresenius Medical Care II,
Gtd. Notes		4.75	10/15/24	875,000	[b]	882,109
Tenet Healthcare,
Sr. Unscd. Notes		8.13	4/1/22	970,000		1,114,287

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	[a]	Value ($)
Health Care (continued)
Valeant Pharmaceuticals
International,
Term D2 Loan	3.75	2/13/19	714,269	[c]	709,804
					10,204,952
Industrial—1.9%
Abengoa Finance,
Gtd. Notes	7.75	2/1/20	2,680,000	[b]	2,814,000
AECOM Technology,
Gtd. Notes	5.88	10/15/24	1,710,000	[b]	1,812,600
Algeco Scotsman Global Finance,
Sr. Scd. Notes	8.50	10/15/18	1,000,000	[b]	1,045,000
Algeco Scotsman Global Finance,
Gtd. Notes	10.75	10/15/19	1,125,000	[b]	1,113,750
Ashtead Capital,
Scd. Notes	5.63	10/1/24	1,425,000	[b]	1,489,125
Schaeffler Holding Finance,
Sr. Scd. Notes	6.75	11/15/22	1,985,000	[b]	2,118,987
Schaeffler Holding Finance,
Sr. Scd. Notes	6.88	8/15/18	709,000	[b]	746,222
					11,139,684
Information Technology—.3%
First Data,
Gtd. Notes	11.75	8/15/21	1,542,000		1,815,705
Materials—2.0%
ABC Supply,
Term B Loan	3.50	4/16/20	1,591,960	[c]	1,560,789
Ardagh Packaging Finance,
Sr. Scd. Notes	3.23	12/15/19	1,315,000	[b,c]	1,291,988
Ardagh Packaging Finance,
Gtd. Notes	6.75	1/31/21	1,725,000	[b,d]	1,768,125
Axalta Coating,
Term B Loan	4.00	2/1/20	784,703	[c]	773,753
Beverage Packaging Holdings,
Gtd. Notes	6.00	6/15/17	2,806,000	[b]	2,806,000
BWAY Holding,
Sr. Unscd. Notes	9.13	8/15/21	2,175,000	[b]	2,267,438
Fortescue Metals Group,
Term B Loan	3.75	6/30/19	820,854	[c]	802,479

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	[a]	Value ($)
Materials (continued)
TMK OAO,
Sr. Unscd. Notes	7.75	1/27/18	550,000	[d]	554,813
					11,825,385
Municipal Bonds—.4%
Chattanooga-Hamilton County
Hospital Authority, HR
(Erlanger Medical Center)
(Insured; National Public
Finance Guarantee Corp.)	0.38	10/1/27	1,625,000	[c]	1,448,281
Puerto Rico Commonwealth
Aqueduct and Sewer Authority,
Senior Lien Revenue	5.25	7/1/42	1,490,000		1,021,470
					2,469,751
Residential Mortgage
Pass-Through Ctfs.—2.0%
Bear Stearns ALT-A Trust,
Ser. 2005-4, Cl. 24A1	2.49	5/25/35	1,657,420	[c]	1,632,587
Countrywide Alternative Loan
Trust, Ser. 2004-4CB, Cl. 1A5	5.50	4/25/34	126,502		131,161
Countrywide Alternative Loan
Trust, Ser. 2004-18CB, Cl. 4A1	5.50	9/25/34	298,913		302,700
CS First Boston Commercial
Mortgage Trust, Ser. 2005-8,
Cl. 9A4	5.50	9/25/35	921,415		853,659
Federal National Mortgage
Association Connecticut Avenue
Securities, Ser. 2014-C02, Cl. 1M2	2.75	5/25/24	3,640,000	[c,f]	3,236,133
Residential Funding Mortgage
Securities Trust,
Ser. 2005-S9, Cl. A9	5.50	12/25/35	904,229		895,425
Structured Adjustable Rate
Mortgage Loan Trust,
Ser. 2005-17, Cl. 4A3	4.81	8/25/35	1,279,215	[c]	1,259,732
Structured Asset Securities Corp.
Mortgage Pass-through
Certificates, Ser. 2004-11XS,
Cl. 1A5A	6.25	6/25/34	180,000	[c]	185,936
WaMu Mortgage Pass-Through
Certificates Trust,
Ser. 2006-AR16, Cl. 2A1	2.05	12/25/36	3,003,752	[c]	2,611,021

20

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	[a]	Value ($)
Residential Mortgage
Pass-Through Ctfs. (continued)
Wells Fargo Mortgage Backed
Securities Trust,
Ser. 2005-AR12, Cl. 2A11		2.62	6/25/35	923,663	[c]	918,072
						12,026,426
Telecommunication Services—6.0%
Alcatel-Lucent USA,
Sr. Unscd. Debs		6.45	3/15/29	3,825,000		3,700,688
Altice,
Sr. Scd. Notes		7.75	5/15/22	2,640,000	[b]	2,778,600
CommScope,
Gtd. Notes		5.50	6/15/24	2,175,000	[b]	2,210,344
Digicel,
Sr. Unscd. Notes		6.00	4/15/21	2,850,000	[b]	2,885,625
Digicel Group,
Sr. Unscd. Notes		8.25	9/30/20	4,225,000	[b]	4,436,250
Frontier Communications,
Sr. Unscd. Notes		8.75	4/15/22	1,165,000		1,351,400
Intelsat Jackson Holding,
Gtd. Notes		7.50	4/1/21	1,535,000		1,667,394
Intelsat Jackson Holdings,
Gtd. Notes		7.25	4/1/19	1,035,000		1,090,631
Intelsat Luxembourg,
Gtd. Bonds		7.75	6/1/21	3,750,000	[d]	3,932,813
T-Mobile USA,
Gtd. Notes		6.00	3/1/23	1,115,000		1,151,238
T-Mobile USA,
Gtd. Notes		6.13	1/15/22	775,000		806,000
T-Mobile USA,
Gtd. Notes		6.38	3/1/25	790,000		813,700
T-Mobile USA,
Gtd. Notes		6.50	1/15/24	1,355,000	[d]	1,422,750
Virgin Media Secured Finance,
Sr. Scd. Notes	GBP	6.00	4/15/21	1,470,000	[b]	2,469,361
West,
Gtd. Notes		5.38	7/15/22	3,550,000	[b]	3,452,375
Wind Acquisition Finance,
Gtd. Notes		7.38	4/23/21	1,575,000	[b]	1,543,500
						35,712,669

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	[a]	Value ($)
U.S. Government
Agency/
Mortgage-Backed—.4%
Government National
Mortgage Association I
Ser. 2011-53 (Interest Only)
0.59%, 5/16/51			1,050,075	[c,g]	42,180
Ser. 2012-125 (Interest Only)
0.86%, 2/16/53			29,298,853	[c,g]	2,060,383
Ser. 2011-77 (Interest Only)
1.07%, 4/16/42			786,653	[c,g]	37,375
					2,139,938
U.S. Government
Securities—1.0%
U.S. Treasury Bonds
3.13%, 8/15/44			5,770,000	[d]	5,842,125
Utilities—1.2%
AES,
Sr. Unscd. Notes	7.38	7/1/21	3,680,000		4,217,048
CCOH Safari,
Gtd. Bonds	5.75	12/1/24	1,725,000		1,739,016
Dynegy Finance I/II,
Sr. Scd. Notes	6.75	11/1/19	450,000	[b]	466,313
Dynegy Finance I/II,
Sr. Scd. Notes	7.38	11/1/22	720,000	[b]	762,300
Dynegy Finance I/II,
Sr. Scd. Notes	7.63	11/1/24	175,000	[b]	185,719
					7,370,396
Total Bonds and Notes
(cost $579,452,687)					572,963,101

			Face Amount
			Covered by
Options Purchased—.3%			Contracts ($)		Value ($)
Call Options—.0%
South African Rand,
February 2015 @ $11.099			4,000,000		104,848

22

	Face Amount
	Covered by
Options Purchased (continued)	Contracts ($)		Value ($)
Put Options—.3%
2-Year USD LIBOR-BBA,
March 2015 @ $1.14	222,300,000		295,214
10-Year USD LIBOR-BBA,
November 2015 @ $ 5.80	1,500,000		73
30-Year USD LIBOR-BBA,
November 2014 @ $3.13	13,100,000		61,174
Eurodollar,
March 2015 @ $97.50	5,100,000		420,750
U.S. Treasury 10 Year Notes,
November 2014 @ $125	544,000		76,500
U.S. Treasury 10 Year Notes,
December 2014 @ $125.50	236,000		217,563
U.S. Treasury 10 Year Notes,
December 2014 @ $126	236,000		276,563
U.S. Treasury 10 Year Notes,
December 2014 @ $126.50	449,000		666,484
U.S. Treasury Long Bonds,
November 2014 @ $140	58,000		36,250
			2,050,571
Total Options Purchased
(cost $3,216,994)			2,155,419
	Principal
Short-Term Investments—.8%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.02%, 11/13/14	3,455,000	[h]	3,454,997
0.02%, 2/19/15	1,350,000		1,349,939
Total Short-Term Investments
(cost $4,804,907)			4,804,936

Other Investment—.9%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $5,172,509)	5,172,509	[i]	5,172,509

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—3.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $21,907,460)	21,907,460 [i]	21,907,460
Total Investments (cost $614,554,557)	101.4%	607,003,425
Liabilities, Less Cash and Receivables	(1.4%)	(8,235,585)
Net Assets	100.0%	598,767,840

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar

a Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
BRL—Brazilian Real
COP—Colombian Peso
EUR—Euro
GBP—British Pound
MXN—Mexican New Peso
NZD—New Zealand Dollar
PLN—Polish Zloty
RUB—Russian Ruble
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2014, these securities were valued at $138,261,895 or 23.1% of net assets.
c Variable rate security—interest rate subject to periodic change.
d Security, or portion thereof, on loan.At October 31, 2014, the value of the fund’s securities on loan was
$37,789,245 and the value of the collateral held by the fund was $39,443,753, consisting of cash collateral of
$21,907,460 and U.S. Government & Agency securities valued at $17,536,293.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Brazilian Consumer Price Index.
f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
g Notional face amount shown.
h Held by or on behalf of a counterparty for open financial futures contracts.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
Corporate Bonds	38.4	U.S. Government and
Foreign/Governmental	29.0	Agency/Mortgage-Backed	1.4
Asset-Backed	14.7	Municipal Bonds	.4
Commercial Mortgage-Backed	9.8	Options Purchased	.3
Short-Term/Money Market Investments	5.4
Residental Mortgage-Backed	2.0		101.4

† Based on net assets.
See notes to financial statements.

24

STATEMENT OF FINANCIAL FUTURES

October 31, 2014

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 10/31/2014 ($)
Financial Futures Long
Australian 10 Year Bonds	205	22,151,506	December 2014	116,621
U.S. Treasury 5 Year Notes	296	35,350,725	December 2014	(416,290)
U.S. Treasury Ultra Long Bonds	109	17,092,563	December 2014	(93,709)
Financial Futures Short
U.S. Treasury 2 Year Notes	708	(155,450,250)	December 2014	(149,555)
U.S. Treasury 10 Year Notes	55	(6,949,766)	December 2014	7,880
U.S. Treasury Long Bonds	72	(10,158,750)	December 2014	(157,217)
Gross Unrealized Appreciation				124,501
Gross Unrealized Depreciation				(816,771)

See notes to financial statements.

The Fund 25

STATEMENT OF OPTIONS WRITTEN

October 31, 2014

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options:
U.S. Treasury 10 Year Notes,
December 2014 @ $128	236,000	(59,000)
U.S. Treasury 10 Year Notes,
December 2014 @ $128.50	449,000	(84,187)
Put Options:
5-Year USD LIBOR BBA,
March 2015 @ $2.19	92,600,000	(386,059)
Eurodollar,
March 2015 @ $97.25	5,100,000	(216,750)
U.S. Treasury 10 Year Notes,
December 2014 @ $124.50	236,000	(125,375)
U.S. Treasury 10 Year Notes,
December 2014 @ $125	921,000	(647,578)
Total Options Written
(premiums received $2,082,863)		(1,518,949)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—U.S. Dollar
See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $37,789,245)—Note 1(c):
Unaffiliated issuers	587,474,588	579,923,456
Affiliated issuers	27,079,969	27,079,969
Cash		5,155,568
Cash denominated in foreign currencies	791,231	785,854
Receivable for investment securities sold		5,752,894
Dividends, interest and securities lending income receivable		5,627,229
Receivable for shares of Capital Stock subscribed		5,345,370
Swap collateral—Note 4		3,957,416
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		3,413,287
Unrealized appreciation on swap agreements—Note 4		1,055,039
Receivable for futures variation margin—Note 4		68,603
Receivable for swap variation margin—Note 4		386,698
Prepaid expenses		33,564
		638,584,947
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		367,311
Liability for securities on loan—Note 1(c)		21,907,460
Payable for investment securities purchased		12,795,436
Outstanding options written, at value (premiums received
$2,082,863)—See Statement of Options Written—Note 4		1,518,949
Payable for shares of Capital Stock redeemed		1,139,280
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		947,939
Unrealized depreciation on swap agreements—Note 4		512,004
Swaps premium received—Note 4		472,325
Accrued expenses		156,403
		39,817,107
Net Assets ($)		598,767,840
Composition of Net Assets ($):
Paid-in capital		599,206,427
Accumulated undistributed investment income—net		10,239,528
Accumulated net realized gain (loss) on investments		(1,927,881)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions [including
($692,270) net unrealized depreciation on financial futures and ($4,029,552)
net unrealized depreciation on centrally cleared swap transactions]		(8,750,234)
Net Assets ($)		598,767,840

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	184,505,814	58,623,094	349,914,586	5,724,346
Shares Outstanding	13,888,110	4,428,510	26,349,962	431,170
Net Asset Value Per Share ($)	13.29	13.24	13.28	13.28
See notes to financial statements.

The Fund 27

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income ($):
Income:
Interest	13,003,064
Dividends:
Unaffiliated issuers	102,591
Affiliated issuers	11,055
Income from securities lending—Note 1(c)	41,800
Total Income	13,158,510
Expenses:
Management fee—Note 3(a)	1,640,912
Shareholder servicing costs—Note 3(c)	612,730
Distribution fees—Note 3(b)	239,942
Registration fees	122,291
Custodian fees—Note 3(c)	100,940
Professional fees	75,643
Prospectus and shareholders’ reports	35,207
Directors’ fees and expenses—Note 3(d)	27,205
Loan commitment fees—Note 2	3,382
Miscellaneous	54,708
Total Expenses	2,912,960
Less—reduction in expenses due to undertaking—Note 3(a)	(69,215)
Less—reduction in fees due to earnings credits—Note 3(c)	(28)
Net Expenses	2,843,717
Investment Income—Net	10,314,793
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,037,376
Net realized gain (loss) on options transactions	669,796
Net realized gain (loss) on financial futures	(2,714,771)
Net realized gain (loss) on swap transactions	(4,226,524)
Net realized gain (loss) on forward foreign currency exchange contracts	9,937,695
Net Realized Gain (Loss)	4,703,572
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(8,583,143)
Net unrealized appreciation (depreciation) on options transactions	(261,539)
Net unrealized appreciation (depreciation) on financial futures	(50,804)
Net unrealized appreciation (depreciation) on swap transactions	(2,300,234)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	1,835,126
Net Unrealized Appreciation (Depreciation)	(9,360,594)
Net Realized and Unrealized Gain (Loss) on Investments	(4,657,022)
Net Increase in Net Assets Resulting from Operations	5,657,771

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013 [a]
Operations ($):
Investment income—net	10,314,793	1,879,452
Net realized gain (loss) on investments	4,703,572	(756,715)
Net unrealized appreciation
(depreciation) on investments	(9,360,594)	(598,236)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,657,771	524,501
Dividends to Shareholders from ($):
Investment income—net:
Class A	(2,776,837)	(884,818)
Class C	(428,450)	(115,882)
Class I	(3,205,118)	(456,933)
Class Y	(44,825)	(4)
Net realized gain on investments:
Class A	—	(516,249)
Class C	—	(92,019)
Class I	—	(190,453)
Total Dividends	(6,455,230)	(2,256,358)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	167,123,694	73,376,806
Class C	48,170,319	15,344,672
Class I	342,775,789	60,557,738
Class Y	5,748,119	1,000
Dividends reinvested:
Class A	2,213,251	1,215,069
Class C	269,135	129,298
Class I	1,769,442	461,447
Class Y	40,136	—
Cost of shares redeemed:
Class A	(71,523,550)	(12,747,712)
Class C	(6,019,894)	(3,223,861)
Class I	(50,209,616)	(11,608,270)
Class Y	(1,893)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	440,354,932	123,506,187
Total Increase (Decrease) in Net Assets	439,557,473	121,774,330
Net Assets ($):
Beginning of Period	159,210,367	37,436,037
End of Period	598,767,840	159,210,367
Undistributed (distributions in excess of)
investment income—net	10,239,528	(410,057)

The Fund 29

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2014	2013 [a]
Capital Share Transactions:
Class Ab
Shares sold	12,519,432	5,573,735
Shares issued for dividends reinvested	166,121	91,775
Shares redeemed	(5,351,645)	(967,001)
Net Increase (Decrease) in Shares Outstanding	7,333,908	4,698,509
Class Cb
Shares sold	3,607,867	1,169,452
Shares issued for dividends reinvested	20,233	9,791
Shares redeemed	(454,167)	(245,331)
Net Increase (Decrease) in Shares Outstanding	3,173,933	933,912
Class Ic
Shares sold	25,614,464	4,594,684
Shares issued for dividends reinvested	132,473	34,887
Shares redeemed	(3,767,211)	(881,917)
Net Increase (Decrease) in Shares Outstanding	21,979,726	3,747,654
Class Yc
Shares sold	428,240	76.51
Shares issued for dividends reinvested	2,995	—
Shares redeemed	(142)	—
Net Increase (Decrease) in Shares Outstanding	431,093	76.51

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended October 31, 2013, 1,897 Class C shares representing $25,779 were exchanged for 1,893
Class A shares.
c During the period ended October 31, 2014, 344,609 Class I shares representing $4,641,890 were exchanged for
344,866 ClassY shares.

See notes to financial statements.

30

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.08	13.38	12.84	13.44	12.36
Investment Operations:
Investment income—net[a]	.43	.36	.46	.51	.67
Net realized and unrealized
gain (loss) on investments	.06	(.02)	.64	(.54)	.98
Total from Investment Operations	.49	.34	1.10	(.03)	1.65
Distributions:
Dividends from investment income—net	(.28)	(.37)	(.51)	(.57)	(.57)
Dividends from net realized
gain on investments	—	(.27)	(.05)	—	—
Total Distributions	(.28)	(.64)	(.56)	(.57)	(.57)
Net asset value, end of period	13.29	13.08	13.38	12.84	13.44
Total Return (%)[b]	3.77	2.54	8.85	(.24)	13.67
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	1.23	1.51	1.44	1.41
Ratio of net expenses
to average net assets	.97	1.10	1.10	1.10	1.10
Ratio of net investment income
to average net assets	3.25	2.78	3.58	3.88	5.27
Portfolio Turnover Rate	230.83	304.46	267.60	309.54 [c]	172.20
Net Assets, end of period ($ x 1,000)	184,506	85,719	24,830	27,735	29,926

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2011 was 303.56%.

See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.03	13.34	12.79	13.39	12.31
Investment Operations:
Investment income—net[a]	.33	.25	.36	.42	.59
Net realized and unrealized
gain (loss) on investments	.06	(.02)	.64	(.55)	.96
Total from Investment Operations	.39	.23	1.00	(.13)	1.55
Distributions:
Dividends from investment income—net	(.18)	(.27)	(.40)	(.47)	(.47)
Dividends from net realized
gain on investments	—	(.27)	(.05)	—	—
Total Distributions	(.18)	(.54)	(.45)	(.47)	(.47)
Net asset value, end of period	13.24	13.03	13.34	12.79	13.39
Total Return (%)[b]	3.02	1.72	8.08	(1.00)	12.81
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	2.01	2.30	2.22	2.20
Ratio of net expenses
to average net assets	1.70	1.85	1.85	1.85	1.85
Ratio of net investment income
to average net assets	2.52	1.98	2.84	3.15	4.57
Portfolio Turnover Rate	230.83	304.46	267.60	309.54 [c]	172.20
Net Assets, end of period ($ x 1,000)	58,623	16,352	4,277	4,746	5,295

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2011 was 303.56%.

See notes to financial statements.

32

		Year Ended October 31,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.07	13.38	12.84	13.44	12.36
Investment Operations:
Investment income—net[a]	.46	.36	.49	.51	.72
Net realized and unrealized
gain (loss) on investments	.07	—	.64	(.50)	.96
Total from Investment Operations	.53	.36	1.13	.01	1.68
Distributions:
Dividends from investment income—net	(.32)	(.40)	(.54)	(.61)	(.60)
Dividends from net realized
gain on investments	—	(.27)	(.05)	—	—
Total Distributions	(.32)	(.67)	(.59)	(.61)	(.60)
Net asset value, end of period	13.28	13.07	13.38	12.84	13.44
Total Return (%)	4.06	2.74	9.13	.03	13.99
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72	.96	1.20	1.23	1.16
Ratio of net expenses
to average net assets	.69	.85	.85	.85	.85
Ratio of net investment income
to average net assets	3.53	2.91	3.83	3.87	5.54
Portfolio Turnover Rate	230.83	304.46	267.60	309.54 [b]	172.20
Net Assets, end of period ($ x 1,000)	349,915	57,138	8,329	7,095	1,469

a Based on average shares outstanding.
b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2011 was 303.56%.

See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	13.07	13.07
Investment Operations:
Investment income—net[b]	.47	.13
Net realized and unrealized
gain (loss) on investments	.07	(.07)
Total from Investment Operations	.54	.06
Distributions:
Dividends from investment income—net	(.33)	(.06)
Net asset value, end of period	13.28	13.07
Total Return (%)	4.13	.42	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.85	[d]
Ratio of net expenses to average net assets	.60	.85	[d]
Ratio of net investment income
to average net assets	3.61	2.88	[d]
Portfolio Turnover Rate	230.83	304.46
Net Assets, end of period ($ x 1,000)	5,724	1

a	From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

34

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Fixed Income Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective seeks to maximize total return through capital appreciation and income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. ClassY shares are sold at net asset value per share generally to institutional investors and bear no Distribution or Shareholder Services Plan fees. Class I and ClassY shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

36

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consid-

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

eration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-

38

counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	88,443,802	—	88,443,802
Commercial
Mortgage-Backed	—	58,400,061	—	58,400,061
Corporate Bonds†	—	230,195,076	—	230,195,076
Foreign Government	—	173,445,922	—	173,445,922
Municipal Bonds†	—	2,469,751	—	2,469,751
Mutual Funds	27,079,969	—	—	27,079,969
Residential
Mortgage-Backed	—	12,026,426	—	12,026,426
U.S. Government
Agency/
Mortgage-Backed	—	2,139,938	—	2,139,938
U.S. Treasury	—	10,647,061	—	10,647,061
Other Financial
Instruments:
Financial Futures††	124,501	—	—	124,501
Forward Foreign
Currency Exchange
Contracts††	—	3,413,287	—	3,413,287
Options Purchased	1,694,110	461,309	—	2,155,419
Swaps††	—	1,055,039	—	1,055,039

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(816,771)	—	—	(816,771)
Forward Foreign
Currency Exchange
Contracts††	—	(947,939)	—	(947,939)
Swaps††	—	(4,541,556)	—	(4,541,556)
Options Written	(1,132,890)	(386,059)	—	(1,518,949)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

40

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2014, The Bank of NewYork Mellon earned $9,848 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2013 ($)	Purchases ($)	Sales ($)	10/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,895,124	449,641,925	449,364,540	5,172,509.9
Dreyfus
Institutional
Cash Advantage
Fund	5,268,753	114,546,511	97,907,804	21,907,460	3.7
Total	10,163,877	564,188,436	547,272,344	27,079,969	4.6

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2014, the Board declared a cash dividend of $.026, $.017 $.029 and $.029 per share from undistributed investment income-net for Class A, Class C, Class I and ClassY shares, respectively, payable on November 3, 2014 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2014.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

42

tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,967,360, accumulated capital losses $2,737,072 and unrealized depreciation $10,668,875.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2014. The fund has $766,980 of post-enactment short-term capital losses and $1,970,092 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2014 and October 31, 2013 were as follows: ordinary income $6,455,230 and $2,173,863, and long-term capital gains $0 and $82,495, respectively.

During the period ended October 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for pay-down gain and losses, foreign currency transactions, swap periodic payments and consent fees, the fund increased accumulated undistributed investment income-net by $6,790,022, decreased accumulated

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

net realized gain (loss) on investments by $6,787,522 and decreased paid-in capital by $2,500. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Prior to April 1, 2014, pursuant to a management agreement with the Manager, the management fee was computed at the annual rate of .60% of the value of the fund’s average daily net assets and was payable monthly. Effective April 1, 2014, the Board approved the reduction in management fee to an annual rate of .50% of the value of the fund’s average daily net assets. The Manager had contractually agreed, from November 1, 2013 through March 31, 2014 to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded .85% of the value of the fund’s average daily net assets. The Manager has contractually agreed, from April 1, 2014 through March 1, 2015, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, C, I and Y

44

shares (excluding certain expenses as described above) do not exceed .65%, .65%, .65% and .60% of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertakings, amounted to $69,215 during the period ended October 31, 2014.

During the period ended October 31, 2014, the Distributor retained $28,943 from commissions earned on sales of the fund’s Class A shares and $5,729 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2014, Class C shares were charged $239,942 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2014, Class A and Class C shares were charged $334,545 and $79,981, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2014, the fund was charged $8,709 for transfer agency services and $421 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $28.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2014, the fund was charged $100,940 pursuant to the custody agreement.

During the period ended October 31, 2014, the fund was charged $8,015 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $242,876, Distribution Plan fees $36,591, Shareholder Services Plan fees $49,841, custodian fees $50,969, Chief Compliance Officer fees $617 and transfer agency fees $1,404, which are offset against an expense reimbursement currently in effect in the amount of $14,987.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

46

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended October 31, 2014, amounted to $1,110,031,076 and $680,799,403, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2014 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively,“Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2014 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates and foreign currencies, or as a substitute for an investment.The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is

48

written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received.This risk is mitigated by Master Agreements between the fund and the counterparty.The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2014:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2013	22,716,000	429,250
Contracts written	216,440,000	4,438,416
Contracts terminated:
Contracts closed	55,316,000	1,759,365	1,673,391	85,974
Contracts expired	84,298,000	1,025,438	—	1,025,438
Total contracts
terminated	139,614,000	2,784,803	1,673,391	1,111,412
Contracts outstanding
October 31, 2014	99,542,000	2,082,863

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk is mitigated by Master Agreements between the fund and the counterparty. The following summarizes open forward contracts at October 31, 2014.

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Brazilian Real,
Expiring
12/2/2014[a]	14,065,000	5,556,479	5,621,053	64,574
Chilean Peso,
Expiring
11/28/2014[b]	3,278,950,000	5,606,145	5,683,055	76,910
Indian Rupee,
Expiring:
11/28/2014[b]	498,240,000	8,096,527	8,066,790	(29,737)
11/28/2014[c]	528,530,000	8,559,190	8,557,202	(1,988)
1/30/2015[d]	362,140,000	5,821,251	5,783,065	(38,186)
1/30/2015[e]	416,775,000	6,698,589	6,655,539	(43,050)
Malaysian Ringgit,
Expiring
11/28/2014[b]	9,455,000	2,877,928	2,868,404	(9,524)
Norwegian Krone,
Expiring
11/28/2014[f]	157,830,000	23,816,494	23,377,187	(439,307)
Taiwan New Dollar,
Expiring
11/28/2014[b]	90,265,000	2,974,233	2,968,362	(5,871)
Sales:		Proceeds ($)
Australian Dollar,
Expiring
11/28/2014[f]	60,325,000	53,540,850	52,983,239	557,611

50

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Brazilian Real,
Expiring
12/2/2014[b]	76,445,000	30,207,057	30,551,115	(344,058)
British Pound,
Expiring
11/28/2014[c]	1,535,000	2,479,984	2,454,977	25,007
Colombian Peso,
Expiring
11/28/2014[b]	33,429,240,000	16,251,454	16,191,409	60,045
Euro,
Expiring
11/28/2014[f]	48,955,000	62,360,518	61,358,751	1,001,767
Japanese Yen,
Expiring
11/28/2014[f]	1,909,420,000	17,686,947	17,002,629	684,318
Mexican New Peso,
Expiring
11/28/2014[e]	209,715,000	15,529,268	15,546,454	(17,186)
New Zealand Dollar,
Expiring
11/28/2014[b]	34,855,000	27,536,844	27,096,020	440,824
Polish Zloty,
Expiring:
11/28/2014[b]	21,035,000	6,312,362	6,235,299	77,063
11/28/2014[e]	15,220,000	4,567,279	4,511,588	55,691
Russian Ruble,
Expiring
11/28/2014[c]	243,190,000	5,711,367	5,608,635	102,732
South Korean Won,
Expiring:
11/28/2014[b]	10,709,185,000	10,157,932	10,009,084	148,848
11/28/2014[d]	4,441,065,000	4,131,703	4,150,735	(19,032)
Swedish Krona,
Expiring
11/28/2014[f]	181,845,000	24,745,698	24,627,801	117,897
Gross Unrealized
Appreciation				3,413,287
Gross Unrealized
Depreciation				(947,939)

Counterparties:

a	Morgan Stanley Capital Services
b	Citigroup
c	Credit Suisse
d	Barclays Bank
e	JP Morgan Chase Bank
f	Goldman Sachs International

The Fund 51

NOTES TO FINANCIAL STATEMENTS (continued)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

52

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swap against default. The following summarizes open interest rate swaps entered into by the fund at October 31, 2014:

OTC—Interest Rate Swaps
					Unrealized
Notional	Currency/		(Pay) Receive		Appreciation
Amount ($)	Floating Rate	Counterparties	Fixed Rate (%)	Expiration	(Depreciation) ($)

94,900,000	MXN—28 Day	Deutsche	6.74	1/2/2024	370,829
	Libor
244,400,000	MXN—28 Day	J.P. Morgan	(4.74)	1/10/2017	(283,379)
	Libor	Chase
16,900,000	MXN—28 Day	Deutsche	6.47	4/23/2024	38,689
	Libor
33,600,000	MXN—28 Day	Deutsche	(4.67)	5/2/2017	(30,395)
	Libor
72,500,000	MXN—28 Day	Citigroup	6.11	7/29/2024	12,044
	Libor
202,000,000	MXN—28 Day	Citigroup	(4.31)	8/7/2017	(8,882)
	Libor
71,400,000	MXN—28 Day	Deutsche	6.30	9/24/2024	80,797
	Libor
199,500,000	MXN—28 Day	Deutsche	(4.55)	10/3/2017	(83,347)
	Libor

The Fund 53

NOTES TO FINANCIAL STATEMENTS (continued)

OTC—Interest Rate Swaps (continued)
						Unrealized
Notional		Currency/		(Pay) Receive		Appreciation
Amount ($)		Floating Rate	Counterparties	Fixed Rate (%)	Expiration	(Depreciation) ($)

14,000,000		NZD—3 Month	Deutsche	4.32	10/9/2019	87,207
		Libor
44,000,000		NZD—3 Month	Deutsche	4.13	10/13/2017	144,534
		Libor
10,700,000		NZD—3 Month	Deutsche	4.42	8/1/2019	117,390
		Libor
150,000,000		USD—1 YEAR	Deutsche	(1.13)	10/22/2015	(106,001)
		US CPI Urban
		Consumers NSA
Gross Unrealized
Appreciation						851,490
Gross Unrealized
Depreciation						(512,004)

Centrally Cleared Interest Rate Swaps

Notional		Currency/ (Pay) Receive			Clearing	Unrealized
Amount ($)		Floating Rate Fixed Rate (%)		Expiration	House	(Depreciation) ($)

33,000,000	[a]	USD—	(2.31) 3/13/2021		Chicago	(655,621)
		3 Month			Mercantile
		Libor			Exchange
38,000,000	[b]	USD—	(2.82) 4/1/2024		Chicago	(1,374,485)
		3 Month			Mercantile
		Libor			Exchange
75,000,000	[b]	USD—	(1.81) 7/11/2019		Chicago	(875,207)
		3 Month			Mercantile
		Libor			Exchange
16,300,000	[c]	USD—	(2.67) 9/29/2024		Chicago	(329,356)
		3 Month			Mercantile
		Libor			Exchange
63,400,000	[a]	USD—	(0.66) 8/21/2016		Chicago	(91,983)
		3 Month			Mercantile
		Libor			Exchange
66,000,000	[c]	USD—	(1.82) 7/31/2019		Chicago	(702,900)
		3 Month			Mercantile
		Libor			Exchange
Gross Unrealized
Depreciation						(4,029,552)

Counterparties:
a	JP Morgan Chase Bank
b	Goldman Sachs International
c	Deutsche Bank
LIBOR—London Interbank Offer
MXN—Mexican New Peso
NZD—New Zealand Dollar
USD—U.S. Dollar

54

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument.The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on index issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the

The Fund 55

NOTES TO FINANCIAL STATEMENTS (continued)

agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities.The following summarizes open credit default swaps entered into by the fund at October 31, 2014:

OTC—Credit Default Swaps

		(Pay)			Upfront
		Receive	Implied		Premiums
Reference	Notional	Fixed	Credit	Market	Received	Unrealized
Obligation ($)	Amount ($)[2]	Rate(%)	Spread (%)[3]	Value ($)	(Paid) ($)	Appreciation ($)

Sales Contract:[1]
Markit CMBX.NA.
BBB Series 7
1/17/2047†	14,450,000[a]	3.00	330.13	(268,776)	472,325	203,549

† Expiration Date
Counterparty:

a	Deutsche Bank
1	If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
2	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
3	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as “Defaulted”
indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as

56

collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2014 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2,3]	3,026,562	Interest rate risk[1,3,4]	(6,877,276)
Foreign exchange risk[2,5]	3,518,135	Foreign exchange risk[4,6]	(947,939)
Credit risk[3]	203,549	Credit risk	—
Gross fair value of
derivatives contracts	6,748,246		(7,825,215)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
3	Includes cumulative appreciation (depreciation) on swap agreements as reported in the swap tables in
Note 4. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement fo Assets and Liabilities.
4	Outstanding options written, at value.
5	Unrealized appreciation on forward foreign currency exchange contracts.
6	Unrealized depreciation on forward foreign currency exchange contracts.

The effective of derivative instruments in the Statement of Operation during the period ended October 31, 2014 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)

	Financial	Options	Forward	Swap
Underlying risk	Futures[7]	Transactions[8]	Contracts[9]	Transactions[10]	Total
Interest rate	(2,714,771)	846,762	—	(3,068,771)	(4,936,780)
Foreign
exchange	—	(176,966)	9,937,695	—	9,760,729
Credit	—	—	—	(1,157,753)	(1,157,753)
Total	(2,714,771)	669,796	9,937,695	(4,226,524)	3,666,196

The Fund 57

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)

	Financial	Options	Forward	Swap
Underlying risk	Futures[11]	Transactions[12]	Contracts[13]	Transactions[14]	Total
Interest rate	(50,804)	(355,638)	—	(2,597,497)	(3,003,939)
Foreign
exchange	—	94,099	1,835,126	—	1,929,225
Credit	—	—	—	297,263	297,263
Total	(50,804)	(261,539)	1,835,126	(2,300,234)	(777,451)

Statement of Operations location:

7	Net realized gain (loss) on financial futures.
8	Net realized gain (loss) on options transactions.
9	Net realized gain (loss) on forward foreign currency exchange contracts.
[10] Net realized gain (loss) on swap transactions.
[11] Net unrealized appreciation (depreciation) on financial futures.
[12] Net unrealized appreciation (depreciation) on options transactions.
[13] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[14] Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	124,501	(816,771)
Options	2,155,419	(1,518,949)
Forward contracts	3,413,287	(947,939)
Swaps	1,055,039	(4,541,556)
Total gross amount of derivative assets
and liabilities in the Statement of
Assets and Liabilities	6,748,246	(7,825,215)
Derivatives not subject to
Master Agreements	(1,946,423)	5,981,201
Total gross amount of assets and
liabilities subject to Master Agreements	4,801,823	(1,844,014)

58

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2014:†

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Assets ($)[1]	for Offset ($)	Received ($)[2]	Assets ($)
Citigroup	815,734	(398,072)	(417,662)	—
Deutsche Bank	1,042,995	(219,743)	(290,000)	533,252
Goldman Sachs
International	2,761,655	(825,366)	(291,000)	1,645,289
JP Morgan Chase Bank	116,865	(116,865)	—	—
Morgan Stanley	64,574	—	—	64,574
Total	4,801,823	(1,560,046)	(998,662)	2,243,115

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Liabilities ($)[1]	for Offset ($)	Pledged ($)[2]	Liabilities ($)
Barclays Bank	(57,218)	—	—	(57,218)
Citigroup	(398,072)	398,072	—	—
Deutsche Bank	(219,743)	219,743	—	—
Goldman Sachs
International	(825,366)	825,366	—	—
JP Morgan Chase Bank	(343,615)	116,865	30,000	(196,750)
Total	(1,844,014)	1,560,046	30,000	(253,968)

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
†	See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2014:

Average Market Value ($)
Interest rate financial futures	113,135,681
Interest rate options contracts	1,078,156
Foreign currency options contracts	150,416
Forward contracts	160,530,248

The Fund 59

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2014:

Average Notional Value ($)
Interest rate swap agreements	266,100,971
Credit default swap agreements	30,195,884

At December 31, 2014, the cost of investments for federal income tax purposes was $615,797,686; accordingly, accumulated net unrealized depreciation on investments was $8,794,261, consisting of $4,489,839 gross unrealized appreciation and $13,284,100 gross unrealized depreciation.

60

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Opportunistic Fixed Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, financial futures and options written, as of October 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Fixed Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2014

The Fund 61

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable but not less than 50.67% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

62

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Francine J. Bovich (63)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund 63

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 69
———————
Benaree Pratt Wiley (68)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member
J.Tomlinson Fort, Emeritus Board Member

64

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 144 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

The Fund 65

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 164 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

66

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Opportunistic Emerging
Markets Debt Fund

ANNUAL REPORT October 31, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
16	Statement of Financial Futures
16	Statement of Options Written
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
49	Report of Independent Registered Public Accounting Firm
50	Important Tax Information
51	Board Members Information
53	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic Emerging
Markets Debt Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Emerging Markets Debt Fund, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Fixed-income securities in international markets generally benefited over the past year from aggressively accommodative monetary policies throughout much of the world as some major central banks reduced short-term interest rates in an effort to fight deflationary pressures and stimulate greater economic growth. Although these actions led to bond market rallies in a number of countries, the positive effects of a declining interest-rate environment were more than fully offset by adverse currency exchange movements.The euro, yen, and other major currencies generally lost value against a strengthening U.S. dollar, undermining unhedged investment returns for U.S. residents.

We believe the outlook for international bonds currently appears to be mixed. On one hand, central banks have signaled their willingness to reduce interest rates further and adopt other measures to support their local economies, which could help drive bond yields lower and prices higher. On the other hand, bonds in some markets have reached higher valuations, and they could be vulnerable to any new evidence that credit conditions may be deteriorating. Consequently, selectivity and a long-term perspective seem poised to become more important determinants of investment success. As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by Alexander Kozhemiakin and Javier Murcio, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus Opportunistic Emerging Markets Debt Fund’s Class A shares produced a total return of 1.36%, Class C shares returned 0.52%, Class I shares returned 1.61%, and Class Y shares returned 1.58%.1 In comparison, the JP Morgan Emerging Markets Bond Global Index (the “Index”), the fund’s benchmark, produced a 7.20% total return. A composite index composed of 50% Emerging Markets local currency bonds (JP Morgan Global Bond Index –Emerging Markets Global Diversified Index), 25% U.S. dollar-denominated sovereign and quasi-sovereign bonds (JP Morgan Emerging Markets Bond Index Global) and 25% U.S. dollar-denominated corporate bonds (JP Morgan Corporate Emerging Markets Bond Index Diversified) produced a 2.31% total return for the same period.2 As the fund invests opportunistically across the full range of emerging market fixed income securities, we believe the composite benchmark more accurately reflects the market sectors in which the fund invests.

Emerging market bonds produced strong results in local currency terms over the reporting period, but returns for U.S. residents were dampened significantly by a strengthening U.S. dollar. The fund outperformed its composite benchmark on a gross of fee basis, largely due to favorable bond and currency selections in Latin America, as well as in Hungary and Nigeria.

The Fund’s Investment Approach

The fund seeks to maximize total return. To pursue its goal, the fund normally invests at least 80% of its net assets in debt instruments of emerging market issuers, and in derivative instruments that provide investment exposure to such securities. Bonds and debt instruments of emerging market issuers include those issued by corporations, governments, central banks, or supranational organizations.The fund’s investments may be denominated in U.S. dollars, European euros, Japanese yen, or the local currency of issue.

Our investment process uses in-depth fundamental country, issuer, and currency analysis disciplined by proprietary quantitative valuation models. A “top down” analysis of macroeconomic, financial, and political variables guides country, issuer, and currency allocation.We look for shifts in country fundamentals and consider the risk-adjusted attractiveness of currency, issuer, and duration returns for each country. Using these inputs, we seek to identify the best opportunities on a risk-adjusted basis across emerging market debt instruments, currencies, and local interest rates.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Emerging Markets Showed Signs of Rebound

A variety of headwinds during the reporting period’s first few months undermined investor confidence in developing nations. Of particular concern was the outlook for less supportive monetary policy in the US as the Federal Reserve moved to end quantitative easing. Growth forecasts were cut for several emerging markets, including Brazil, Turkey, and China. Russian markets began to suffer from the country’s involvement in the ongoing crisis in Ukraine. Emerging Market fundamentals remained intact, nonetheless, and investor sentiment began to improve. In March of 2014 investors began returning to the asset class.

Challenges continued through the period, as conflicts intensified in the Middle East, sanctions were imposed on Russia, economic data from Europe disappointed and investors were whipsawed by volatile polling ahead of Brazil’s presidential elections. Nevertheless, investor sentiment continued to improve amid continued economic growth in the United States - a key export market for developing nations – and the slower than expected increase in U.S. Treasury yields. India was also a bright spot, with new, pro-business leadership reporting improving trade balances and a strengthening currency, while investors were also optimistic about the new Indonesian government.

In this environment, many of the world’s central banks continued to adopt accommodative monetary policies. Bond prices generally climbed as interest rates fell and, with some notable exceptions, inflationary pressures remained low. However, a strengthening U.S. dollar effectively offset international markets’ gains for U.S. investors.

Latin American Bonds and Currencies Buoyed Fund Results

The fund’s relative performance was supported during the reporting period by overweighted exposure to local currency-denominated bonds in Brazil, where the country’s central bank took steps to address accelerating inflation.The fund’s holdings of U.S. Dollar bonds issued by Brazilian companies also did well. An overweight position in Colombian local currency bonds also proved beneficial as foreign investors recognized the country’s solid economic fundamentals. In Mexico, an emphasis on the peso, U.S. dollar bonds, corporate-backed bonds, and quasi-sovereign bonds fared well. The fund also benefited from underweighted exposure to the Turkish lira as a large current account deficit discouraged foreign investment in that country.The overweight Nigerian local currency bonds and Hungarian holdings that were focused on U.S. Dollar bonds also contributed to the fund’s relative performance.

On a more negative note, the fund’s bond and currency holdings in Russia were hurt by falling oil prices and broadening Western sanctions.We maintained relatively light exposure to Thai bonds, which held up well despite political turmoil. Likewise, the fund held underweighted exposure to Turkish bonds, which rebounded from previous weakness despite unfavorable fundamentals.

4

The fund employed forward contracts on U.S. Treasuries and currency markets to establish some of its strategies during the reporting period.

Investing in Areas of Growth

As the global economy recovers and monetary policies increasingly diverge over the months ahead, we expect investors to focus more on underlying fundamentals than liquidity factors.This development should favor bonds and currencies of fundamentally strong countries with sound fiscal and monetary policies. Therefore, we have maintained overweighted exposure to U.S. dollar- and local currency bonds in Colombia, Brazil, Mexica, and Panama, but we have found fewer opportunities in Turkey, Malaysia, and Thailand. The fund also ended the reporting period with overweighted exposure to the Mexican peso, Brazilian real, Colombian peso, and Indian rupee, and underweighted positions in the Nigerian naira,Turkish lira,Thai baht, South African rand, and Korean won.

November 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rate, political factors, and government control.The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

The fund may use derivative instruments, such as options, futures, and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2015. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: FACTSET - JP Morgan Emerging Markets Global Bond Index tracks total returns for United States
Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JP Morgan Government Bond Index – Emerging Markets Global Diversified Index is a
comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed rate, domestic currency government bonds to which international investors can gain exposure. JPMorgan Corporate Emerging Markets Bond
Index Diversified (“CEMBI Diversified”) is a uniquely weighted version of the Corporate Emerging Markets Bond
Index (“CEMBI”) that limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.The countries covered in the
CEMBI Diversified are identical to those covered by the CEMBI. It is not possible to invest directly in any unmanaged Index.

The Fund 5

FUND PERFORMANCE

† Source: FactSet
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and ClassY shares of
Dreyfus Opportunistic Emerging Markets Debt Fund on 6/17/13 (inception date) to a $10,000 investment made on that date in each of the following: JP Morgan Government Bond Index - Emerging Markets Global Diversified Index
(“JP Morgan GBI-EM Global Diversified Index”); JP Morgan Emerging Markets Bond Index Global (“JP Morgan
EMBI Global”); JP Morgan Corporate Emerging Markets Bond Index Diversified (“JP Morgan CEMBI
Diversified”); and an unmanaged hybrid index composed of 50% JP Morgan GBI-EM Global Diversified Index, 25%
JP Morgan EMBI Global and 25% JP Morgan CEMBI Diversified (the “Hybrid Index”).All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. JP Morgan GBI-EM Global Diversified Index is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed rate, domestic currency government bonds to which international investors can gain exposure. JP Morgan EMBI Global tracks total returns for
United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities:
Brady bonds, loans, and Eurobonds. JPMorgan CEMBI Diversified is a uniquely weighted version of the Corporate
Emerging Markets Bond Index (“CEMBI”) that limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.The countries covered in JP Morgan CEMBI Diversified are identical to those covered by the CEMBI. It is not possible to invest directly in an unmanaged index. Unlike a mutual fund, each Index is not subject to charges, fees and other expenses. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Fees and Expenses section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/14
	Inception			From
	Date	1	Year	Inception
Class A shares
with maximum sales charge (4.50%)	6/17/13	–3.19%		–3.63%
without sales charge	6/17/13	1.36%		0.91%
Class C shares
with applicable redemption charge †	6/17/13	–0.44%		–0.20%
without redemption	6/17/13	0.52%		–0.20%
Class I shares	6/17/13	1.61%		1.23%
Class Y shares	6/17/13	1.58%		1.21%
JP Morgan Emerging Markets
Bond Index Global EMBI	6/30/13	7.20%		8.15%††
JP Morgan Corporate Emerging Markets
Bond Index Diversified CEMBI	6/30/13	7.63%		8.60%††
JP Morgan GBI-EM Global Diversified Index	6/30/13	-2.68%		–0.33%††
Hybrid Index	6/30/13	2.31%		3.99%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 6/30/13 is used as the beginning value on 6/17/13.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Emerging Markets Debt Fund from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.33	$10.10	$5.07	$5.06
Ending value (after expenses)	$1,008.10	$1,003.50	$1,009.50	$1,009.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.36	$10.16	$5.09	$5.09
Ending value (after expenses)	$1,018.90	$1,015.12	$1,020.16	$1,020.16

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, 1.00% for
Class I and 1.00 for ClassY, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2014

		Coupon	Maturity	Principal
Bonds and Notes—96.1%		Rate (%)	Date	Amount ($)[a]		Value ($)
Argentina—.5%
Argentine Government,
Sr. Unscd. Notes		11.75	10/5/15	100,000		96,250
Brazil—13.8%
Braskem Finance,
Gtd. Bonds		6.45	2/3/24	200,000		212,650
Brazilian Government,
Treasury Bills	BRL	0.00	4/1/15	100,000	[b]	38,562
Brazilian Government,
Sr. Notes, Ser. F	BRL	10.00	1/1/17	930,000		371,901
Brazilian Government,
Notes, Ser. F	BRL	10.00	1/1/23	2,050,000		769,004
BRF,
Sr. Unscd. Notes		4.75	5/22/24	200,000	[c]	200,750
Minerva Luxembourg,
Gtd. Notes		7.75	1/31/23	400,000		419,000
Odebrecht Finance,
Gtd. Notes		7.13	6/26/42	200,000		210,900
Oi,
Sr. Unscd. Notes		5.75	2/10/22	210,000		200,550
QGOG Constellation,
Gtd. Notes		6.25	11/9/19	200,000		197,500
						2,620,817
Chile—4.3%
Corpbanca,
Sr. Unscd. Bonds		3.88	9/22/19	200,000	[c]	202,034
Empresa Nacional del Petroleo,
Sr. Unscd. Notes		4.38	10/30/24	200,000	[c]	198,801
ENTEL Chile,
Sr. Unscd. Notes		4.75	8/1/26	200,000	[c]	203,426
Tanner Servicios Financieros,
Sr. Unscd. Notes		4.38	3/13/18	200,000		203,469
						807,730
China—3.3%
China Cinda Finance,
Gtd. Notes		5.63	5/14/24	210,000	[c]	220,559
Country Garden Holdings,
Gtd. Bonds		7.25	4/4/21	200,000	[c]	198,000
Kaisa Group Holdings,
Gtd. Notes		8.88	3/19/18	200,000		203,000
						621,559

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Colombia—9.1%
Colombian Government,
Bonds, Ser. B	COP	10.00	7/24/24	784,400,000		473,564
Emgesa,
Sr. Unscd. Notes	COP	8.75	1/25/21	153,000,000		80,318
Empresas Publicas
de Medellin,
Sr. Unscd. Notes	COP	7.63	9/10/24	170,000,000	[c]	82,939
Empresas Publicas
de Medellin,
Sr. Unscd. Notes	COP	8.38	2/1/21	1,022,000,000		532,731
Findeter,
Sr. Unscd. Notes	COP	7.88	8/12/24	335,000,000	[c]	166,548
Pacific Rubiales Energy,
Gtd. Notes		5.63	1/19/25	400,000	[c]	381,380
						1,717,480
Curacao—1.0%
SUAM Finance,
Gtd. Notes		4.88	4/17/24	175,000	[c]	179,812
Hungary—2.3%
Hungarian Development Bank,
Govt. Gtd. Notes		6.25	10/21/20	200,000	[c]	221,500
Hungarian Export-Import Bank,
Govt. Gtd. Bonds		4.00	1/30/20	200,000	[c]	199,500
Hungarian Government,
Bonds, Ser. 23/A	HUF	6.00	11/24/23	4,600,000		21,775
						442,775
India—2.6%
Bharti Airtel International,
Gtd. Bonds		5.35	5/20/24	200,000		215,936
Rolta Americas,
Gtd. Bonds		8.88	7/24/19	280,000	[c]	281,400
						497,336
Indonesia—5.2%
Indo Energy Finance,
Sr. Scd. Notes		7.00	5/7/18	200,000		192,088
Indonesian Government,
Sr. Unscd. Bonds,
Ser. FR64	IDR	6.13	5/15/28	2,730,000,000		183,886

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Indonesia (continued)
Indonesian Government,
Sr. Unscd. Bonds,
Ser. FR55	IDR	7.38	9/15/16	63,000,000		5,200
Indonesian Government,
Sr. Unscd. Bonds		7.75	1/17/38	100,000		132,125
Indonesian Government,
Sr. Unscd. Bonds,
Ser. FR68	IDR	8.38	3/15/34	2,000,000,000		165,117
Indonesian Government,
Sr. Unscd. Bonds,
Ser. FR71	IDR	9.00	3/15/29	1,472,000,000		128,403
Indonesian Government,
Sr. Unscd. Bonds,
Ser. FR27	IDR	9.50	6/15/15	2,107,000,000		177,242
						984,061
Ivory Coast—1.0%
Ivory Coast Government,
Sr. Unscd. Notes		5.38	7/23/24	200,000		193,540
Jamaica—1.1%
Digicel Group,
Sr. Unscd. Notes		7.13	4/1/22	200,000		201,500
Kazakhstan—2.2%
Kazakhstan Government,
Sr. Unscd. Notes		4.88	10/14/44	200,000	[c]	193,500
Kazakhstan Temir Zholy Finance,
Gtd. Notes		6.95	7/10/42	200,000		223,500
						417,000
Kenya—1.1%
Kenyan Government,
Notes		6.88	6/24/24	200,000		213,750
Macau—1.0%
MCE Finance,
Gtd. Notes		5.00	2/15/21	200,000		198,000
Mexico—14.7%
American Movil,
Gtd. Notes	MXN	8.46	12/18/36	2,600,000		190,952
CEMEX Espana,
Sr. Scd. Notes		9.88	4/30/19	300,000	[d]	336,060

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Mexico (continued)
Comision Federal de Electricidad,
Sr. Unscd. Notes		5.75	2/14/42	200,000		212,500
Metalsa,
Gtd. Notes		4.90	4/24/23	235,000		226,775
Mexican Government,
Bonds, Ser. S	MXN	4.00	11/15/40	225,000		95,611
Mexican Government,
Bonds, Ser. M	MXN	6.50	6/9/22	405,000		31,558
Mexican Government,
Bonds, Ser. M 20	MXN	10.00	12/5/24	2,000,000		194,520
Mexican Government,
Bonds, Ser. M 30	MXN	10.00	11/20/36	2,102,000		214,517
Mexichem,
Gtd. Notes		5.88	9/17/44	200,000	[c]	202,000
Petroleos Mexicanos,
Gtd. Notes		4.25	1/15/25	80,000	[c]	81,184
Petroleos Mexicanos,
Gtd. Notes	MXN	7.19	9/12/24	1,440,000		108,624
Petroleos Mexicanos,
Gtd. Notes	MXN	7.19	9/12/24	5,055,000	[c]	381,314
Red de Carreteras
de Occidente,
Sr. Scd. Notes	MXN	9.00	6/10/28	2,700,000		193,299
Southern Copper,
Sr. Unscd. Notes		7.50	7/27/35	100,000		119,348
Tenedora Nemak,
Sr. Unscd. Notes		5.50	2/28/23	200,000		208,940
						2,797,202
Morocco—1.1%
OCP,
Sr. Unscd. Notes		5.63	4/25/24	200,000		210,290
Panama—1.1%
Panamanian Government,
Sr. Unscd. Bonds, Ser. A		5.63	7/25/22	180,000		199,976
Peru—1.2%
BBVA Banco Continental,
Sub. Notes		5.25	9/22/29	120,000	[c,d]	121,680
Peruvian Government,
Bonds	PEN	6.85	2/12/42	185,000		65,629

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Peru (continued)
Peruvian Government,
Unscd. Bonds	PEN	6.90	8/12/37	85,000		30,681
						217,990
Philippines—1.1%
Petron,
Sub. Bonds		7.50	2/6/49	200,000	[d]	213,000
Poland—1.1%
Polish Government,
Bonds, Ser. 0922	PLN	5.75	9/23/22	585,000		215,857
Russia—8.2%
AHML Finance,
Unscd. Notes	RUB	7.75	2/13/18	5,000,000		104,487
Gazprom,
Sr. Unscd. Bonds		6.00	11/27/23	200,000	[c]	194,500
RusHydro,
Sr. Unscd. Notes	RUB	7.88	10/28/15	14,700,000		329,212
Russian Agricultural Bank,
Sr. Unscd. Notes		5.30	12/27/17	200,000		195,500
Russian Agricultural Bank,
Sr. Unscd. Notes		7.75	5/29/18	100,000		104,601
Russian Agricultural Bank,
Sr. Unscd. Notes	RUB	8.63	2/17/17	5,900,000		126,171
Russian Government,
Bonds, Ser. 6212	RUB	7.05	1/19/28	1,455,000		27,114
Vnesheconombank,
Sr. Unscd. Notes		6.03	7/5/22	200,000		195,250
Vnesheconombank,
Sr. Unscd. Notes		6.80	11/22/25	275,000		274,656
						1,551,491
South Africa—5.7%
South African Government,
Bonds, Ser. R213	ZAR	7.00	2/28/31	4,330,000		346,103
South African Government,
Bonds, Ser. 2023	ZAR	7.75	2/28/23	275,000		25,053
South African Government,
Bonds, Ser. R186	ZAR	10.50	12/21/26	4,690,000		511,010
Transnet,
Sr. Unscd. Notes	ZAR	9.50	5/13/21	2,200,000	[c]	201,726
						1,083,892

The Fund 13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]			Value ($)
Sri Lanka—2.2%
Bank of Ceylon,
Sr. Unscd. Bonds		5.33	4/16/18	200,000			205,000
Sri Lankan Government,
Sr. Unscd. Bonds		5.13	4/11/19	200,000	[c]		206,760
							411,760
Thailand—1.5%
Thai Government,
Sr. Unscd. Bonds, Ser. ILB	THB	1.20	7/14/21	8,800,000	[e]		279,573
Turkey—4.4%
Export Credit Bank of Turkey,
Sr. Unscd. Notes		5.88	4/24/19	200,000			213,410
Turk Telekomunikasyon,
Sr. Unscd. Notes		4.88	6/19/24	200,000	[c]		199,008
Turkish Government,
Bonds, Ser. 5Y	TRY	6.30	2/14/18	465,000			198,435
Turkish Government,
Bonds	TRY	8.80	9/27/23	50,000			22,889
Turkiye Vakiflar Bankasi,
Sr. Unscd. Notes		5.00	10/31/18	200,000	[c]		205,000
							838,742
Uruguay—1.6%
Uruguayan Government,
Sr. Unscd. Bonds	UYU	5.00	9/14/18	3,766,000			308,558
Venezuela—3.7%
Petroleos de Venezuela,
Gtd. Notes		5.50	4/12/37	195,000			91,650
Petroleos de Venezuela,
Gtd. Notes		8.50	11/2/17	805,000			611,719
							703,369
Total Bonds and Notes
(cost $18,871,052)							18,223,310

Short-Term Investments—.1%
U.S. Treasury Bills;
0.04%, 11/13/14
(cost $25,000)				25,000		[f]	25,000

14

Other Investment—.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $30,000)	30,000 [g]	30,000
Total Investments (cost $18,926,052)	96.4%	18,278,310
Cash and Receivables (Net)	3.6%	691,136
Net Assets	100.0%	18,969,446

a Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
COP—Colombian Peso
HUF—Hungarian Forint
IDR—Indonesian Rupiah
MXN—Mexican New Peso
PEN—Peruvian New Sol
PLN—Polish Zloty
RUB—Russian Ruble
THB—Thai Baht
TRY—Turkish Lira
UYU—Uruguayan Peso
ZAR—South African Rand
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2014, these securities were valued at $4,723,321 or 24.9% of net assets.
d Variable rate security—interest rate subject to periodic change.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Thai Consumer Price Index.
f Held by or on behalf of a counterparty for open financial futures contracts.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)	Value (%)
Foreign/Governmental	60.3	Short-Term/Money Market Investments	.3
Corporate Bonds	35.8		96.4
† Based on net assets.
See notes to financial statements.

The Fund 15

STATEMENT OF FINANCIAL FUTURES

October 31, 2014

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2014	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	10	(1,263,594)	December 2014	(7,323)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

October 31, 2014

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options:
Brazilian Real,
November 2014 @ BRL 2.4
(premiums received $2,901)	190,000	(938)

BRL—Brazilian Real
See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	18,896,052	18,248,310
Affiliated issuers	30,000	30,000
Cash denominated in foreign currencies	16,291	16,347
Receivable for investment securities sold		423,502
Dividends and interest receivable		304,068
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		31,212
Receivable from broker for swap transactions—Note 4		3,990
Receivable for futures variation margin—Note 4		2,656
Unrealized appreciation on swap agreements—Note 4		220
Prepaid expenses		18,944
		19,079,249
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		12,190
Cash overdraft due to Custodian		15,859
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		24,972
Payable for investment securities purchased		5,079
Swap premium received—Note 4		4,391
Outstanding options written, at value (premiums
received $2,901)—See Statement of Options Written—Note 4		938
Accrued expenses		46,374
		109,803
Net Assets ($)		18,969,446
Composition of Net Assets ($):
Paid-in capital		20,039,193
Accumulated undistributed investment income—net		107,892
Accumulated net realized gain (loss) on investments		(526,616)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
[including ($7,323) net unrealized (depreciation) on financial futures]		(651,023)
Net Assets ($)		18,969,446

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	9,482,082	17,100	9,469,291	973.28
Shares Outstanding	801,867	1,449	800,530	82.37
Net Asset Value Per Share ($)	11.83	11.80	11.83	11.82
See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income ($):
Income:
Interest (net of $5,544 foreign taxes withheld at source)	1,201,069
Dividends;
Affiliated issuers	649
Total Income	1,201,718
Expenses:
Management fee—Note 3(a)	144,884
Professional fees	94,152
Registration fees	71,463
Shareholder servicing costs—Note 3(c)	24,648
Custodian fees—Note 3(c)	22,375
Prospectus and shareholders’ reports	8,374
Directors’ fees and expenses—Note 3(d)	1,320
Loan commitment fees—Note 2	178
Distribution fees—Note 3(b)	107
Miscellaneous	28,619
Total Expenses	396,120
Less—reduction in expenses due to undertaking—Note 3(a)	(178,472)
Less—reduction in fees due to earnings credits—Note 3(c)	(1)
Net Expenses	217,647
Investment Income—Net	984,071
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(167,802)
Net realized gain (loss) on options transactions	1,150
Net realized gain (loss) on financial futures	(36,524)
Net realized gain (loss) on swap transactions	(10,363)
Net realized gain (loss) on forward
foreign currency exchange contracts	(96,179)
Net Realized Gain (Loss)	(309,718)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(409,936)
Net unrealized appreciation (depreciation) on options transactions	1,359
Net unrealized appreciation (depreciation) on financial futures	(7,323)
Net unrealized appreciation (depreciation) on swap transactions	4,353
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	7,940
Net Unrealized Appreciation (Depreciation)	(403,607)
Net Realized and Unrealized Gain (Loss) on Investments	(713,325)
Net Increase in Net Assets Resulting from Operations	270,746

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013 [a,b]
Operations ($):
Investment income—net	984,071	221,705
Net realized gain (loss) on investments	(309,718)	(55,394)
Net unrealized appreciation
(depreciation) on investments	(403,607)	(247,416)
Net Increase (Decrease) in Net Assets
Resulting from Operations	270,746	(81,105)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(529,013)	(89,741)
Class C	(665)	(71)
Class I	(551,724)	(95,952)
Class Y	(57)	(10)
Total Dividends	(1,081,459)	(185,774)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,887	10,015,000
Class C	7,487	10,000
Class I	11,000	9,995,000
Class Y	—	1,000
Dividends reinvested:
Class A	1,277	185
Class C	202	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	25,853	20,021,185
Total Increase (Decrease) in Net Assets	(784,860)	19,754,306
Net Assets ($):
Beginning of Period	19,754,306	—
End of Period	18,969,446	19,754,306
Undistributed investment income—net	107,892	125,478

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2014	2013	[a,b]
Capital Share Transactions:
Class A
Shares sold	492	801,252
Shares issued for dividends reinvested	107	16
Net Increase (Decrease) in Shares Outstanding	599	801,268
Class C
Shares sold	632	800
Shares issued for dividends reinvested	17	—
Net Increase (Decrease) in Shares Outstanding	649	800
Class I
Shares sold	930	799,600
Class Y
Shares sold	—	82.37

a	From June 17, 2013 (commencement of operations) to October 31, 2013.
b	Effective July 1, 2013, the fund commenced offering ClassY shares.

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal period indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.33	12.50
Investment Operations:
Investment income—net[b]	.60	.13
Net realized and unrealized
gain (loss) on investments	(.44)	(.19)
Total from Investment Operations	.16	(.06)
Distributions:
Dividends from investment income—net	(.66)	(.11)
Net asset value, end of period	11.83	12.33
Total Return (%)[c]	1.36	(.44)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.18	2.92	[e]
Ratio of net expenses to average net assets	1.25	1.25	[e]
Ratio of net investment income
to average net assets	4.97	2.92	[e]
Portfolio Turnover Rate	131.87	46.60	[d]
Net Assets, end of period ($ x 1,000)	9,482	9,881

a	From June 17, 2013 (commencement of operations) to October 31, 2013.
[b]	Based on average shares outstanding.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.32	12.50
Investment Operations:
Investment income—net[b]	.51	.10
Net realized and unrealized
gain (loss) on investments	(.45)	(.19)
Total from Investment Operations	.06	(.09)
Distributions:
Dividends from investment income—net	(.58)	(.09)
Net asset value, end of period	11.80	12.32
Total Return (%)[c]	.52	(.71)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.74	4.64	[e]
Ratio of net expenses to average net assets	2.00	2.00	[e]
Ratio of net investment income
to average net assets	4.19	2.17	[e]
Portfolio Turnover Rate	131.87	46.60	[d]
Net Assets, end of period ($ x 1,000)	17	10

a	From June 17, 2013 (commencement of operations) to October 31, 2013.
b	Based on average shares outstanding.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

22

	Year Ended October 31,
Class I Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.33	12.50
Investment Operations:
Investment income—net[b]	.63	.14
Net realized and unrealized
gain (loss) on investments	(.44)	(.19)
Total from Investment Operations	.19	(.05)
Distributions:
Dividends from investment income—net	(.69)	(.12)
Net asset value, end of period	11.83	12.33
Total Return (%)	1.61	(.38)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.92	2.67	[d]
Ratio of net expenses to average net assets	1.00	1.00	[d]
Ratio of net investment income
to average net assets	5.22	3.17	[d]
Portfolio Turnover Rate	131.87	46.60	[c]
Net Assets, end of period ($ x 1,000)	9,469	9,863

a	From June 17, 2013 (commencement of operations) to October 31, 2013.
[b]	Based on average shares outstanding.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.33	12.13
Investment Operations:
Investment income—net[b]	.63	.13
Net realized and unrealized
gain (loss) on investments	(.44)	.19
Total from Investment Operations	.19	.32
Distributions:
Dividends from investment income—net	(.70)	(.12)
Net asset value, end of period	11.82	12.33
Total Return (%)	1.58	2.59	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.92	2.34	[d]
Ratio of net expenses to average net assets	1.00	1.00	[d]
Ratio of net investment income
(loss) to average net assets	5.22	3.27	[d]
Portfolio Turnover Rate	131.87	46.60	[c]
Net Assets, end of period ($ x 1,000)	1	1

a	From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b	Based on average shares outstanding.
c	Not annualized.
[d] Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Emerging Markets Debt Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective seeks to maximize total return.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. ClassY shares are sold at net asset value per share generally to institutional investors and bear no Distribution or Shareholder Services Plan fees. Class I and ClassY shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income,

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2014, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 799,600 of Class A, 800 of Class C, 799,600 of Class I shares and all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

26

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon,

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-

28

counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	6,784,882	—	6,784,882
Foreign Government	—	11,438,428	—	11,438,428
Mutual Funds	30,000	—	—	30,000
U.S. Treasury	—	25,000	—	25,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	31,212	—	31,212
Swaps††	—	220	—	220
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(7,323)	—	—	(7,323)
Forward Foreign
Currency Exchange
Contracts††	—	(24,972)	—	(24,972)
Options Written	—	(938)	—	(938)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2014 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2013	($)	Purchases ($)	Sales ($)	10/31/2014	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	160,000		14,268,000	14,398,000	30,000.2

30

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry or country.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $184,022, accumulated capital losses $494,922 and unrealized depreciation $758,847.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2014. The fund has $311,034 of post-enactment short-term capital losses and $183,888 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were as follows: ordinary income $1,081,459 and $185,774, respectively.

During the period ended October 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, foreign currency transactions, swap periodic payments and foreign Consumer Price Index adjustments, the fund increased accumulated undistributed investment income-net by $79,802 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

32

Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2013 through March 1, 2015, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $178,472 during the period ended October 31, 2014.

Pursuant to a sub-investment advisory agreement between Dreyfus and Standish, Standish serves as the fund’s sub-investment adviser responsible for the day-to–day management of a porttion of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC, upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

whollyowned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-investment adviser in documents filed with the SEC and provided to shareholders. In addition, pursuant to the order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets. During the period ended October 31, 2014, Class C shares were charged $107 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2014, Class A and Class C shares were charged $24,152 and $35, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or

34

indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2014, the fund was charged $44 for transfer agency services and $11 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credit of $1.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2014, the fund was charged $22,375 pursuant to the custody agreement.

During the period ended October 31, 2014, the fund was charged $8,015 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $12,039, Distribution Plan fees $11, Shareholder Services Plan fees $2,010, custodian fees $9,408, Chief Compliance Officer fees $617 and transfer agency fees $44, which are offset against an expense reimbursement currently in effect in the amount of $11,939.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended October 31, 2014, there were no redemption fees charged and retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions, forward contracts and swap transactions, during the period ended October 31, 2014, amounted to $24,223,829 and $23,769,167, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2014 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.

36

The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counter-party credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2014 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in foreign currencies or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received.This risk is mitigated by Master Agreements between the fund and the counterparty.The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2014:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding
October 31, 2013	2,500,000	2,215
Contracts written	570,000	9,012
Contracts terminated:
Contracts closed	380,000	6,111	7,177	(1,066)
Contracts expired	2,500,000	2,215	—	2,215
Total contracts terminated	2,880,000	8,326	7,177	1,149
Contracts Outstanding
October 31, 2014	190,000	2,901

38

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk is mitigated by Master Agreements between the fund and the counterparty. The following summarizes open forward contracts at October 31, 2014:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Brazilian Real,
Expiring:
12/2/2014[a]	395,000	156,083	157,861	1,778
12/2/2014[b]	350,000	142,712	139,877	(2,835)
Chilean Peso,
Expiring
11/28/2014[a]	232,090,000	396,813	402,257	5,444
Euro,
Expiring
11/28/2014[c]	150,000	191,507	188,005	(3,502)

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
Hungarian Forint,
Expiring
11/28/2014[b]	31,530,000	129,457	128,143	(1,314)
Indian Rupee,
Expiring:
11/28/2014[a]	23,340,000	379,281	377,888	(1,393)
11/28/2014[d]	11,600,000	186,841	187,811	970
11/28/2014[e]	11,575,000	187,116	187,406	290
Indonesian Rupiah,
Expiring
11/28/2014[f]	686,730,000	57,108	56,564	(544)
Malaysian Ringgit,
Expiring
11/28/2014[a]	3,350,000	1,019,678	1,016,303	(3,375)
Peruvian New Sol,
Expiring
11/28/2014[g]	640,000	218,244	218,226	(18)
Philippines Peso,
Expiring
11/28/2014[d]	2,170,000	48,389	48,310	(79)
Polish Zloty,
Expiring:
11/28/2014[d]	525,000	157,546	155,623	(1,923)
11/28/2014[e]	855,000	256,571	253,443	(3,128)
11/28/2014[g]	1,425,000	427,584	422,406	(5,178)
Russian Ruble,
Expiring
11/28/2014[f]	650,000	15,265	14,990	(275)
Taiwan New Dollar,
Expiring
11/28/2014[a]	5,750,000	189,463	189,089	(374)
Thai Baht,
Expiring:
11/28/2014[d]	930,000	28,737	28,517	(220)
11/28/2014[e]	950,000	29,359	29,131	(228)
Turkish Lira,
Expiring
11/28/2014[e]	400,000	177,685	178,812	1,127
Sales:		Proceeds ($)
Colombian Peso,
Expiring
11/28/2014[a]	1,321,670,000	642,523	640,149	2,374
Mexican New Peso,
Expiring
11/28/2014[e]	1,230,000	91,081	91,182	(101)

40

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Peruvian New Sol,
Expiring:
11/28/2014[a]	120,000	41,060	40,917	143
11/28/2014[e]	675,000	233,201	230,160	3,041
Romanian Leu,
Expiring
11/26/2014[e]	570,000	162,855	161,812	1,043
Singapore Dollar,
Expiring
11/28/2014[d]	240,000	188,551	186,785	1,766
South African Rand,
Expiring
11/28/2014[a]	8,645,000	787,818	780,194	7,624
South Korean Won,
Expiring
11/28/2014[a]	403,770,000	382,986	377,374	5,612
Taiwan New Dollar,
Expiring
11/28/2014[e]	5,750,000	188,603	189,088	(485)
Gross Unrealized
Appreciation				31,212
Gross Unrealized
Depreciation				(24,972)

Counterparties:

a	Citigroup
[b]	Morgan Stanley Capital Services
c	Goldman Sachs International
[d]	Barclays Bank
e	JP Morgan Chase Bank
f	Credit Suisse
g	Deutsche Bank

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. At October 31, 2014, there were no interest rate swap agreements outstanding.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or

42

restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum pay-outs for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on sovereign issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

into by the fund for the same referenced entity or entities.The following summarizes open credit default swaps entered into by the fund at October 31, 2014:

OTC—Credit Default Swaps

(Pay)
		Receive	Implied		Upfront
Reference	Notional	Fixed	Credit	Market	Premiums	Unrealized
Obligation ($)	Amount ($)[2]	Rate(%)	Spread (%)[3]	Value ($)	Received ($)	Appreciation ($)

Sales Contracts:[1]
Russian Federation,
7.5%, 3/31/2030,
12/20/2015†	400,000[a]	1.00	2.0172	(4,171)	(4,391)	220

† Expiration Date
Counterparty:

a	JP Morgan Chase Bank
[1]	If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
[2]	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
[3]	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as “Defaulted”
indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative,

44

and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2014 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Foreign exchange risk[1]	31,212	Foreign exchange risk[2,3]	(25,910)
Credit risk[4]	220	Interest rate risk[5]	(7,323)
Gross fair value of
derivatives contracts	31,432		(33,233)

Statement of Assets and Liabilities location:

[1]	Unrealized appreciation on forward foreign currency exchange contracts.
[2]	Unrealized depreciation on forward foreign currency exchange contracts.
[3]	Outstanding options written, at value.
[4]	Unrealized appreciation on swap agrements.
[5]	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2014 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)

	Financial	Options	Forward	Swap
Underlying risk	Futures[6]	Transactions[7]	Contracts[8]	Transactions[9]	Total
Interest rate	(36,524)	—	—	(6,447)	(42,971)
Foreign exchange	—	1,150	(96,179)	—	(95,029)
Credit	—	—	—	(3,916)	(3,916)
Total	(36,524)	1,150	(96,179)	(10,363)	(141,916)

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)

	Financial	Options	Forward	Swap
Underlying risk	Futures[10]	Transactions[11]	Contracts[12]	Transactions[13]	Total
Interest rate	(7,323)	—	—	4,133	(3,190)
Foreign exchange	—	1,359	7,940	—	9,299
Credit	—	—	—	220	220
Total	(7,323)	1,359	7,940	4,353	6,329

Statement of Operations location:

[6]	Net realized gain (loss) on financial futures.
[7]	Net realized gain (loss) on options transactions.
[8]	Net realized gain (loss) on forward foreign currency exchange contracts.
[9]	Net realized gain (loss) on swap transactions.
[10] Net unrealized appreciation (depreciation) on financial futures.
[11] Net unrealized appreciation (depreciation) on options transactions.
[12] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[13] Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	—	(7,323)
Options	—	(938)
Forward contracts	31,212	(24,972)
Swaps	220	—
Total gross amount of derivative assets
and liabilities in the Statement of
Assets and Liabilities	31,432	(33,233)
Derivatives not subject to
Master Agreements	—	8,142
Total gross amount of assets and liabilities
subject to Master Agreements	31,432	(25,091)

46

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2014:†

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Assets ($)[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	2,736	(2,222)	—	514
Citigroup	22,975	(5,142)	—	17,833
JP Morgan Chase Bank	5,721	(4,880)	—	841
Total	31,432	(12,244)	—	19,188

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Liabilities ($)[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(2,222)	2,222	—	—
Citigroup	(5,142)	5,142	—	—
Deutsche Bank	(5,196)	—	—	(5,196)
Goldman Sachs
International	(3,502)	—	—	(3,502)
JP Morgan Chase Bank	(4,880)	4,880	—	—
Morgan Stanley
Capital Services	(4,149)	—	—	(4,149)
Total	(25,091)	12,244	—	(12,847)

[1]	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
†	See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2014:

Average Market Value ($)
Interest rate financial futures	961,502
Foreign currency options contracts	672
Forward contracts	4,993,820

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2014:

Average Notional Value ($)
Interest rate swap agreements	229,446
Credit default swap agreements	30,769

At October 31, 2014, the cost of investments for federal income tax purposes was $19,041,147; accordingly, accumulated net unrealized depreciation on investments was $762,837, consisting of $188,441 gross unrealized appreciation and $951,278 gross unrealized depreciation.

48

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Opportunistic Emerging Markets Debt Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments, financial futures and options written, as of October 31, 2014, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Emerging Markets Debt Fund as of October 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2014

The Fund 49

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 2.50% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

50

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Francine J. Bovich (63)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund 51

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (65)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 69
———————
Benaree Pratt Wiley (68)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member
J.Tomlinson Fort, Emeritus Board Member

52

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 144 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

The Fund 53

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 164 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

54

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $297,425 in 2013and $302,840 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $29,350 in 2013 and $34,020 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $18,800 in 2013 and $21,600 in 2014. These services consisted of the review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2013 and $0 in 2014.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $13,945,381 in 2013 and $15,598,229 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    December 18, 2014

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    December 18, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)